INVESTOR FINANCIAL SUPPLEMENT
DECEMBER 31, 2007

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
As of January 21, 2008

	A.M. Best	Fitch	Standard & Poor’s	Moody’s
Insurance Financial Strength Ratings:
Hartford Fire Insurance Company	A+	AA	AA-	Aa3
Hartford Life Insurance Company	A+	AA	AA-	Aa3
Hartford Life and Accident Insurance Company	A+	AA	AA-	Aa3
Hartford Life and Annuity Insurance Company	A+	AA	AA-	Aa3
Hartford Life Insurance KK (Japan)	—	—	AA-	—
Hartford Life Limited (Ireland)	—	—	AA-	—
Other Ratings:
The Hartford Financial Services Group, Inc.:
Senior debt	a	A	A	A2
Commercial paper	AMB-1	F1	A-1	P-1

Hartford Life, Inc.:
Senior debt	a	A	A	A2

Hartford Life Insurance Company:
Short term rating	—	—	A-1+	P-1
Consumer notes	a+	AA-	AA-	A1
Address:
One Hartford Plaza
Hartford, CT 06155
Internet address:
http://www.thehartford.com
Contacts:
Kimberly Johnson
Senior Vice President
Investor Relations
Phone (860) 547-6781
JR (John) Reilly
Assistant Vice President
Investor Relations
Phone (860) 547-9140
Margaret Mann
Program Assistant
Investor Relations
Phone (860) 547-3800
TRANSFER AGENT
The Bank of New York
Shareholder Relations Department — 12E
P.O. Box 11258
Church Street Station
New York, NY 10286
1 (800) 254-2823
COMMON STOCK
Common stock of The Hartford Financial Services Group, Inc. is traded on the New York Stock Exchange under the symbol “HIG”.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

	Basis of Presentation	i, ii, iii

CONSOLIDATED	Consolidated Financial Results	C-1
	Operating Results by Segment	C-2
	Analysis of Operating Results by Segment	C-2a
Consolidating Statements of Operations
	Three Months Ended December 31, 2007 and 2006	C-3
	Year Ended December 31, 2007 and 2006	C-4
Consolidating Balance Sheets
	As of December 31, 2007 and December 31, 2006	C-5
	Capital Structure	C-6
	Accumulated Other Comprehensive Income (Loss)	C-7
	Computation of Basic and Diluted Earnings Per Share	C-8
Analysis of Net Realized Capital Gains and Losses
	Three Months Ended December 31, 2007 and 2006	C-9
	Year Ended December 31, 2007 and 2006	C-10
	Computation of Return-on-Equity Measures	C-11

LIFE	Financial Highlights	L-1
	Operating Results	L-2
	Total Assets Under Management	L-3
	Consolidated Balance Sheets	L-4
	Deferred Policy Acquisition Costs and Present Value of Future Profits	L-5
	Supplemental Data — Annuity Death and Income Benefits	L-6
Reinsurance Recoverable Analysis
	As of September 30, 2007	L-7
	Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	L-8
Retail Products Group
Income Statements
	Individual Annuity	L-9
	Other	L-10
Supplemental Data
	Deposits	L-11
	Assets Under Management	L-12
	Individual Annuity — Account Value Rollforward	L-13
	Other Retail — Asset Rollforward	L-14
Retirement Plans
	Income Statements	L-15
Supplemental Data
	Deposits	L-16
	Assets Under Management	L-17
	Account Value Rollforward	L-18
Institutional Solutions Group
	Income Statements	L-19
Supplemental Data
	Deposits	L-20
	Assets Under Management	L-21
	Account Value and Asset Rollforward	L-22
Individual Life
	Income Statements	L-23
	Supplemental Data	L-24
	Account Value Rollforward	L-25

LIFE (CONT.)	Group Benefits
	Income Statements	L-26
	Supplemental Data	L-27
International
	Highlights	L-28

Japan
	Income Statements	L-29
	Supplemental Data - Account Value Rollforward in Dollars	L-30
	Supplemental Data - Account Value Rollforward in Yen	L-31

PROPERTY &	Financial Highlights	PC-1
CASUALTY	Operating Results	PC-2
	Ongoing Operations Operating Results	PC-3
Ongoing Operations Consolidating Underwriting Results
	Three Months Ended December 31, 2007	PC-4
	Year Ended December 31, 2007	PC-5
	Ongoing Operations Underwriting Results	PC-6
	Personal Lines Underwriting Results	PC-7
	Personal Lines Written and Earned Premiums	PC-8
	Small Commercial Underwriting Results	PC-9
	Middle Market Underwriting Results	PC-10
	Specialty Commercial Underwriting Results	PC-11
	Specialty Commercial Written and Earned Premiums	PC-12
	Other Operations Operating Results	PC-13
	Other Operations Losses and Loss Adjustment Expenses	PC-14
	Paid and Incurred Loss and Loss Adjustment Expense Development — A&E	PC-15
Unpaid Loss and Loss Adjustment Expense Reserve Rollforward
	Three Months Ended December 31, 2007	PC-16
	Year Ended December 31, 2007	PC-17
	Reinsurance Recoverable Analysis	PC-18
	Consolidated Income Statements	PC-19
	Consolidated Balance Sheets	PC-20
	Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	PC-21

INVESTMENTS	Investment Earnings Before-tax
	Consolidated	I-1
	Life	I-2
	Property & Casualty	I-3
	Corporate	I-4
Composition of Invested Assets
	Consolidated	I-5
	Life	I-6
	Property & Casualty	I-7
Unrealized Loss Aging
	Consolidated	I-8
	Life	I-9
	Property & Casualty	I-10
Invested Asset Exposures
	As of December 31, 2007	I-11

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION
•	All amounts are in millions, except for per share and ratio information unless otherwise stated.

•	Life is organized into six reportable operating segments: Retail Products Group, Retirement Plans, Institutional Solutions Group, Individual Life, Group Benefits and International. Life also includes in an Other category its leveraged PPLI product line of business; corporate items not directly allocated to any of its reportable operating segments; the mark-to-market adjustment for the equity securities held for trading reported in net investment income and the related change in interest credited reported as a component of benefits, losses and loss adjustment expenses because these items are not considered by Life’s chief operating decision maker in evaluating the International results of operations; and intersegment eliminations.

•	Property & Casualty includes Ongoing Operations and Other Operations. In 2007, Ongoing Operations realigned its underwriting segments to include Personal Lines, Small Commercial, Middle Market and Specialty Commercial segments. Other Operations includes the underwriting results of certain property and casualty insurance operations that have discontinued writing new business and substantially all of the Company’s asbestos and environmental exposures. The profitability of the Personal Lines, Small Commercial, Middle Market and Specialty Commercial segments are evaluated primarily based on underwriting results. The Company allocates income and expense items not directly attributed to the underwriting segments, such as net investment income, net realized capital gains and losses, other expenses and income taxes, to Ongoing Operations and Other Operations, respectively. The profitability of Ongoing Operations and the Other Operations segment is evaluated based on net income.

•	Corporate primarily includes the Company’s debt financing and related interest expense, as well as certain capital raising and purchase accounting adjustment activities.

•	Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate current trends in The Hartford’s business. These measures include sales, deposits, net flows, account value, insurance in-force and premium retention. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period.

•	The Hartford, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs, as well as other underwriting expenses) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.

•	The Hartford, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment’s performance. The loss ratio is the ratio of total benefits, losses and loss adjustment expenses, excluding buyouts, to total premiums and other considerations excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to total premiums and other considerations excluding buyout premiums.

•	Accumulated other comprehensive income (“AOCI”) represents net of tax unrealized gain (loss) on available-for-sale securities; net gain (loss) on cash-flow hedging instruments; foreign currency translation adjustments; and pension and other postretirement adjustments.

•	Assets under management is an internal performance measure used by the Company because a significant portion of the Company’s revenues are based upon asset values. These revenues increase or decrease with a rise or fall, correspondingly, in the level of assets under management.

•	Investment yield, before- or after-tax, is calculated by dividing before- or after-tax, respectively, annualized net investment income (excluding net realized capital gains (losses) and change in fair value of trading securities) by average invested assets at cost (fixed maturities at amortized cost, excluding trading securities).

•	Certain reclassifications have been made to the prior periods to conform to the December 31, 2007 presentation.

•	NM — Not meaningful means increases or decreases greater than or equal to 200%, or changes from a net gain to a net loss position, or vice versa.
 i

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
•	The Hartford uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company’s operating performance for the periods presented herein. Because The Hartford’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing The Hartford’s non-GAAP and other financial measures to those of other companies.

•	The Hartford uses the non-GAAP financial measure core earnings as an important measure of the Company’s operating performance. The Hartford believes that the measure core earnings provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by the net effect of certain realized capital gains and losses. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (net of tax and the effects of deferred policy acquisition costs (“DAC”)) that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives and net periodic settlements on the Japan fixed annuity cross-currency swap. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Core earnings is also used by management to assess our operating performance and is one of the measures considered in determining incentive compensation for our managers. Net income is the most directly comparable GAAP measure. Core earnings should not be considered as a substitute for net income and does not reflect the overall profitability of our business. Therefore, The Hartford believes that it is useful for investors to evaluate both net income and core earnings when reviewing the Company’s performance. A reconciliation of net income to core earnings for the periods presented herein is set forth on page C-8.

•	Core earnings per share is calculated based on the non-GAAP financial measure core earnings. The Hartford believes that the measure core earnings per share provides investors with a valuable measure of the Company’s operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income per share is the most directly comparable GAAP measure. Core earnings per share should not be considered as a substitute for net income per share and does not reflect the overall profitability of our business. Therefore, the Hartford believes that it is useful for investors to evaluate both net income per share and core earnings per share when reviewing our performance. A reconciliation of net income per share to core earnings per share for the periods presented herein is set forth on page C-8.

•	Written premiums is a statutory accounting financial measure used by The Hartford as an important indicator of the operating performance of the Company’s property and casualty operations. Because written premiums represents the amount of premium charged for policies issued, net of reinsurance, during a fiscal period, The Hartford believes it is useful to investors because it reflects current trends in The Hartford’s sale of property and casualty insurance products. Earned premiums, the most directly comparable GAAP measure, represents all premiums that are recognized as revenues during a fiscal period. The difference between written premiums and earned premiums is attributable to the change in unearned premium reserves. A reconciliation of written premiums to earned premiums for the periods presented herein is set forth at page PC-2.

•	The Hartford’s management evaluates profitability of the Personal Lines, Small Commercial, Middle Market and Specialty Commercial underwriting segments primarily on the basis of underwriting results. Underwriting results is a before-tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Net income is the most directly comparable GAAP measure. Underwriting results are influenced significantly by earned premium growth and the adequacy of The Hartford’s pricing. Underwriting profitability over time is also greatly influenced by The Hartford’s underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through economies of scale and its management of acquisition costs and other underwriting expenses. The Hartford believes that underwriting results provides investors with a valuable measure of before-tax profitability derived from underwriting activities, which are managed separately from the Company’s investing activities. Underwriting results is also presented for Ongoing Operations, Other Operations and total Property & Casualty. A reconciliation of underwriting results to net income for total Property & Casualty, Ongoing Operations and Other Operations is set forth on pages PC-2, PC-3 and PC-13, respectively.

•	A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack and similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or losses and loss adjustment expense reserves prior to occurrence. The Hartford believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.

•	Underwriting results before catastrophes and prior year development is a non-GAAP financial measure because it excludes the effects of catastrophes, prior year development and the reduction in earned premiums relating to retrospectively rated policies. The Company believes that this measure is useful to investors as an additional measure of Property & Casualty’s current operations, because it excludes the effect of items relating to prior periods. Net income is the most directly comparable GAAP measure. A reconciliation of the adjusted underwriting results to underwriting results and net income for the periods presented herein are set forth on page C-2a.
 ii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES (CONTINUED)
•	Book value per share excluding accumulated other comprehensive income (“AOCI”) is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) stockholders’ equity excluding AOCI, net of tax, by (b) common shares outstanding. The Hartford provides book value per share excluding AOCI to enable investors to analyze the amount of the Company’s net worth that is primarily attributable to the Company’s business operations. The Hartford believes book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure. A reconciliation of book value per share to book value per share excluding AOCI for the periods presented herein is set forth at page C-1.

•	The Hartford provides different measures of the return on equity (“ROE”) of the Company. ROE (core earnings last twelve months to equity excluding AOCI), is calculated based on non-GAAP financial measures. ROE (core earnings last twelve months to equity excluding AOCI) is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average stockholders’ equity excluding AOCI. The Hartford provides to investors return-on-equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above. The Hartford excludes AOCI in the calculation of these return-on-equity measures to provide investors with a measure of how effectively the Company is investing the portion of the Company’s net worth that is primarily attributable to the Company’s business operations. ROE (net income last twelve months to equity including AOCI) is the most directly comparable GAAP measure. A reconciliation of the non-GAAP return-on-equity measures for the periods presented herein to ROE (net income last twelve months to equity including AOCI) is set forth at page C-11.
 iii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

						Year Over
	THREE MONTHS ENDED					Year		Sequential		YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month		3 Month		DECEMBER 31,
	2006	2007	2007	2007	2007	Change		Change		2006	2007	Change
HIGHLIGHTS
Net income	$783	$876	$627	$851	$595	(24%)		(30%)		$2,745	$2,949	7%
Core earnings	$768	$843	$764	$1,060	$840	9%		(21%)		$2,865	$3,507	22%
Total revenues	$7,579	$6,759	$7,660	$5,823	$5,674	(25%)		(3%)		$26,500	$25,916	(2%)
Total assets	$326,544	$332,590	$345,511	$356,271	$360,361	10%		1%
Total assets under management [1]	$377,433	$386,672	$405,666	$419,336	$426,764	13%		2%

PER SHARE AND SHARES DATA
Basic earnings per share
Net income	$2.45	$2.74	$1.98	$2.70	$1.90	(22%)		(30%)		$8.89	$9.32	5%
Core earnings	$2.40	$2.64	$2.41	$3.36	$2.68	12%		(20%)		$9.28	$11.09	20%
Diluted earnings per share
Net income	$2.42	$2.71	$1.96	$2.68	$1.88	(22%)		(30%)		$8.69	$9.24	6%
Core earnings	$2.37	$2.61	$2.39	$3.33	$2.66	12%		(20%)		$9.07	$10.99	21%
Weighted average common shares outstanding (basic)	319.7	319.6	316.8	315.4	313.4	(6.3	)sh	(2.0	)sh	308.8	316.3	7.5	sh
Weighted average common shares outstanding and dilutive potential common shares (diluted)	323.9	322.7	319.6	318.0	316.1	(7.8	)sh	(1.9	)sh	315.9	319.1	3.2	sh
Common shares outstanding	323.3	316.4	317.6	313.7	313.8	(9.5	)sh	0.1	sh	323.3	313.8	(9.5	)sh
Book value per share	$58.39	$59.58	$58.72	$60.41	$61.20	5%		1%
Per share impact of AOCI	$0.56	$0.56	$(1.89)	$(2.12)	$(2.73)	NM		(29%)
Book value per share (excluding AOCI)	$57.83	$59.02	$60.61	$62.53	$63.93	11%		2%

FINANCIAL RATIOS
ROE (net income last 12 months to equity including AOCI) [2]	16.1%	16.9%	17.9%	17.1%	15.5%	(0.6)		(1.6)
ROE (core earnings last 12 months to equity excluding AOCI) [2]	16.9%	16.9%	17.4%	18.4%	18.1%	1.2		(0.3)
Debt to capitalization including AOCI	17.9%	19.2%	19.5%	19.2%	19.0%	1.1		(0.2)
Investment yield, after-tax	4.0%	4.1%	4.2%	4.0%	4.0%	—		—		3.9%	4.1%	0.2
Ongoing Property & Casualty GAAP combined ratio	88.9	88.8	91.7	91.4	91.1	(2.2)		0.3		89.3	90.8	(1.5)

[1]	Includes mutual fund assets (see page L-3) and third party assets managed by HIMCO (see page I-5).

[2]	See page C-11 for a computation of return-on-equity measures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT
(A reconciliation of core earnings to net income for each of the segments is set forth on the respective segment pages contained in this supplement.)

						Year over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2006	2007	2007	2007	2007	Change	Change	2006	2007	Change
LIFE
Retail Products Group
Individual Annuity	$86	$177	$184	$365	$192	123%	(47%)	$570	$918	61%
Other Retail	16	15	16	17	17	6%	—	57	65	14%

Total Retail Products Group	102	192	200	382	209	105%	(45%)	627	983	57%
Retirement Plans	45	23	26	18	22	(51%)	22%	108	89	(18%)
Institutional Solutions Group	25	35	32	38	35	40%	(8%)	103	140	36%
Individual Life	29	46	46	64	40	38%	(38%)	166	196	18%
Group Benefits	88	68	86	92	92	5%	—	307	338	10%
International	101	55	59	79	61	(40%)	(23%)	247	254	3%
Other [1]	4	(1)	(14)	9	(2)	NM	NM	47	(8)	NM

Total Life core earnings [2]	394	418	435	682	457	16%	(33%)	1,605	1,992	24%

PROPERTY & CASUALTY
Ongoing Operations
Ongoing Operations Underwriting Results
Personal Lines	108	130	84	78	30	(72%)	(62%)	429	322	(25%)
Small Commercial	133	84	101	119	204	53%	71%	422	508	20%
Middle Market	37	33	34	22	55	49%	150%	207	144	(30%)
Specialty Commercial	13	46	(2)	6	(55)	NM	NM	53	(5)	NM

Total Ongoing Operations underwriting results	291	293	217	225	234	(20%)	4%	1,111	969	(13%)
Net servicing income	8	11	14	16	11	38%	(31%)	53	52	(2%)
Net investment income	339	351	385	346	357	5%	3%	1,225	1,439	17%
Periodic net coupon settlements on credit derivatives, before-tax	2	3	3	5	4	100%	(20%)	4	15	NM
Other expenses	(54)	(60)	(56)	(63)	(69)	(28%)	(10%)	(222)	(248)	(12%)
Income tax expense	(174)	(178)	(165)	(138)	(155)	11%	(12%)	(644)	(636)	1%

Ongoing Operations core earnings [1]	412	420	398	391	382	(7%)	(2%)	1,527	1,591	4%

Other Operations core earnings [3]	36	28	(36)	14	32	(11%)	129%	(52)	38	NM

Total Property & Casualty core earnings	448	448	362	405	414	(8%)	2%	1,475	1,629	10%

CORPORATE
Total Corporate core earnings [2]	(74)	(23)	(33)	(27)	(31)	58%	(15%)	(215)	(114)	47%

CONSOLIDATED
Core earnings	768	843	764	1,060	840	9%	(21%)	2,865	3,507	22%
Add: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings [2][4]	15	33	(137)	(209)	(245)	NM	(17%)	(120)	(558)	NM

Net income	$783	$876	$627	$851	$595	(24%)	(30%)	$2,745	$2,949	7%

PER SHARE DATA [5]
Diluted earnings per share
Core earnings	$2.37	$2.61	$2.39	$3.33	$2.66	12%	(20%)	$9.07	$10.99	21%
Net income	$2.42	$2.71	$1.96	$2.68	$1.88	(22%)	(30%)	$8.69	$9.24	6%

[1]	Included in the three months ended June 30, 2007 and the year ended December 31, 2007 in Life core earnings is a charge of $21, after-tax, to reserve for regulatory matters. Included in the three months ended June 30, 2007 and the year ended December 31, 2007 in Ongoing Operations core earnings is a charge of $9, after-tax, to reserve for regulatory matters.

[2]	Included in the three months ended December 31, 2006 in Life core earnings, Corporate core earnings and net realized gain (losses), after-tax, is $(17), $(13), and $(46), respectively, related to the effect of the unlock of deferred acquisition costs. Included in the three months ended September 30, 2007 in Life core earnings, Corporate core earnings and net realized gain (losses), after-tax, is $227, $3, and $(17), respectively, related to the effect of the unlock of deferred acquisition costs. See L-1 for further details by Life segment.

[3]	The year ended December 31, 2006 included a charge of $158, after-tax, as a result of the agreement with Equitas and the Company’s evaluation of the reinsurance recoverables and allowance for uncollectible reinsurance associated with older, long-term casualty liabilities. The three months ended June 30, 2007 included a charge of $64, after-tax, principally as a result of an adverse arbitration decision. The three months ended September 30, 2007 included an environmental reserve increase of $16, after-tax.

[4]	Includes those net realized capital gains (losses) not included in core earnings. See pages C-9 and C-10 for further analysis.

[5]	See page C-8 for reconciliation of net income to core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF OPERATING RESULTS BY SEGMENT
(A reconciliation of core earnings to net income for each of the segments is set forth on the respective segment pages contained in this supplement.)

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2006	2007	2007	2007	2007	Change	Change	2006	2007	Change
LIFE
Retail Products Group
Individual Annuity	$86	$177	$184	$365	$192	123%	(47%)	$570	$918	61%
Other Retail	16	15	16	17	17	6%	—	57	65	14%

Total Retail Products Group	102	192	200	382	209	105%	(45%)	627	983	57%
Retirement Plans	45	23	26	18	22	(51%)	22%	108	89	(18%)
Institutional Solutions Group	25	35	32	38	35	40%	(8%)	103	140	36%
Individual Life	29	46	46	64	40	38%	(38%)	166	196	18%
Group Benefits	88	68	86	92	92	5%	—	307	338	10%
International	101	55	59	79	61	(40%)	(23%)	247	254	3%
Other [1]	4	(1)	(14)	9	(2)	NM	NM	47	(8)	NM

Total Life core earnings [2]	394	418	435	682	457	16%	(33%)	1,605	1,992	24%

PROPERTY & CASUALTY
Ongoing Operations Underwriting Results Before Catastrophes and Prior Year Development:
Personal Lines	129	151	120	111	61	(53%)	(45%)	511	443	(13%)
Small Commercial	118	86	86	78	77	(35%)	(1%)	381	327	(14%)
Middle Market	41	56	37	32	20	(51%)	(38%)	258	145	(44%)
Specialty Commercial	17	32	14	25	15	(12%)	(40%)	96	86	(10%)

Total Ongoing Operations underwriting results before catastrophes and prior year development	305	325	257	246	173	(43%)	(30%)	1,246	1,001	(20%)
Catastrophes, excluding prior year development	(35)	(28)	(52)	(32)	(65)	(86%)	(103%)	(199)	(177)	11%
Prior year reserve development:
Catastrophe loss and loss adjustment expenses	(4)	5	(3)	(8)	(4)	—	50%	70	(10)	NM
Other loss and loss adjustment expenses	25	(9)	15	19	130	NM	NM	(6)	155	NM

Total Ongoing Operations underwriting results	291	293	217	225	234	(20%)	4%	1,111	969	(13%)
Net servicing income	8	11	14	16	11	38%	(31%)	53	52	(2%)
Net investment income	339	351	385	346	357	5%	3%	1,225	1,439	17%
Periodic net coupon settlements on credit derivatives, before-tax	2	3	3	5	4	100%	(20%)	4	15	NM
Other expenses	(54)	(60)	(56)	(63)	(69)	(28%)	(10%)	(222)	(248)	(12%)
Income tax expense	(174)	(178)	(165)	(138)	(155)	11%	(12%)	(644)	(636)	1%

Ongoing Operations core earnings [1]	412	420	398	391	382	(7%)	(2%)	1,527	1,591	4%

Other Operations core earnings [3]	36	28	(36)	14	32	(11%)	129%	(52)	38	NM

Total Property & Casualty core earnings	448	448	362	405	414	(8%)	2%	1,475	1,629	10%

CORPORATE
Total Corporate core earnings [2]	(74)	(23)	(33)	(27)	(31)	58%	(15%)	(215)	(114)	47%

CONSOLIDATED
Core earnings	768	843	764	1,060	840	9%	(21%)	2,865	3,507	22%
Add: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings [2][4]	15	33	(137)	(209)	(245)	NM	(17%)	(120)	(558)	NM

Net income	$783	$876	$627	$851	$595	(24%)	(30%)	$2,745	$2,949	7%

[1]	Included in the three months ended June 30, 2007 and the year ended December 31, 2007 in Life core earnings is a charge of $21, after-tax, to reserve for regulatory matters. Included in the three months ended June 30, 2007 and the year ended December 31, 2007 in Ongoing Operations core earnings is a charge of $9, after-tax, to reserve for regulatory matters.

[2]	Included in the three months ended December 31, 2006 in Life core earnings, Corporate core earnings and net realized gain (losses), after-tax, is $(17), $(13), and $(46), respectively, related to the effect of the unlock of deferred acquisition costs. Included in the three months ended September 30, 2007 in Life core earnings, Corporate core earnings and net realized gain (losses), after-tax, is $227, $3, and $(17), respectively, related to the effect of the unlock of deferred acquisition costs. See L-1 for further details by Life segment.

[3]	The year ended December 31, 2006 included a charge of $158, after-tax, as a result of the agreement with Equitas and the Company’s evaluation of the reinsurance recoverables and allowance for uncollectible reinsurance associated with older, long-term casualty liabilities. The three months ended June 30, 2007 included a charge of $64, after-tax, principally as a result of an adverse arbitration decision. The three months ended September 30, 2007 included an environmental reserve increase of $16, after-tax.

[4]	Includes those net realized capital gains (losses) not included in core earnings. See pages C-9 and C-10 for further analysis.

C-2a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING STATEMENTS OF OPERATIONS
THREE MONTHS ENDED DECEMBER 31, 2007 AND 2006

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2007	2006	Change	2007	2006	Change	2007	2006	Change	2007	2006	Change
Earned premiums	$1,236	$1,107	12%	$2,623	$2,628	—	$—	$—	—	$3,859	$3,735	3%
Fee income	1,407	1,303	8%	—	—	—	3	4	(25%)	1,410	1,307	8%
Net investment income
Securities available-for-sale and other	878	825	6%	421	405	4%	8	12	(33%)	1,307	1,242	5%
Equity securities held for trading [1]	(601)	1,155	NM	—	—	—	—	—	—	(601)	1,155	NM

Total net investment income	277	1,980	(86%)	421	405	4%	8	12	(33%)	706	2,397	(71%)
Other revenues	—	—	—	128	118	8%	—	—	—	128	118	8%
Net realized capital gains (losses)	(333)	5	NM	(96)	17	NM	—	—	—	(429)	22	NM

Total revenues	2,587	4,395	(41%)	3,076	3,168	(3%)	11	16	(31%)	5,674	7,579	(25%)
Benefits, losses and loss adjustment expenses [1]	1,108	2,656	(58%)	1,667	1,645	1%	—	—	—	2,775	4,301	(35%)
Amortization of deferred policy acquisition costs and present value of future profits	280	539	(48%)	523	534	(2%)	1	—	NM	804	1,073	(25%)
Insurance operating costs and expenses	846	719	18%	222	175	27%	—	—	—	1,068	894	19%
Interest expense	2	—	NM	—	—	—	65	70	(7%)	67	70	(4%)
Other expenses [2]	3	14	(79%)	184	165	12%	(8)	60	NM	179	239	(25%)

Total benefits and expenses	2,239	3,928	(43%)	2,596	2,519	3%	58	130	(55%)	4,893	6,577	(26%)

Income (loss) before income taxes	348	467	(25%)	480	649	(26%)	(47)	(114)	59%	781	1,002	(22%)

Income tax expense (benefit)	71	108	(34%)	131	151	(13%)	(16)	(40)	60%	186	219	(15%)

Net income (loss)	277	359	(23%)	349	498	(30%)	(31)	(74)	58%	595	783	(24%)

Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings	(180)	(35)	NM	(65)	50	NM	—	—	—	(245)	15	NM

Core earnings	$457	$394	16%	$414	$448	(8%)	$(31)	$(74)	58%	$840	$768	9%

[1]	Includes investment income and mark-to-market effects of equity securities held for trading supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses.

[2]	The three months ended December 31, 2007 included $5, $11 and $(16) in Life, Property & Casualty and Corporate, respectively, of interest charged by Corporate on the amount of capital held by the Life and Property & Casualty operations in excess of the amount needed to support the capital requirements of the Life and Property & Casualty operations.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007 AND 2006

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2007	2006	Change	2007	2006	Change	2007	2006	Change	2007	2006	Change
Earned premiums	$5,123	$4,590	12%	$10,496	$10,433	1%	$—	$—	—	$15,619	$15,023	4%
Fee income	5,420	4,726	15%	—	—	—	16	13	23%	5,436	4,739	15%
Net investment income
Securities available-for-sale and other	3,497	3,184	10%	1,687	1,486	14%	30	21	43%	5,214	4,691	11%
Equity securities held for trading [1]	145	1,824	(92%)	—	—	—	—	—	—	145	1,824	(92%)

Total net investment income	3,642	5,008	(27%)	1,687	1,486	14%	30	21	43%	5,359	6,515	(18%)
Other revenues	—	—	—	496	473	5%	—	1	(100%)	496	474	5%
Net realized capital gains (losses)	(819)	(260)	NM	(172)	9	NM	(3)	—	NM	(994)	(251)	NM

Total revenues	13,366	14,064	(5%)	12,507	12,401	1%	43	35	23%	25,916	26,500	(2%)

Benefits, losses and loss adjustment expenses [1]	7,147	8,040	(11%)	6,917	7,002	(1%)	—	—	—	14,064	15,042	(7%)
Amortization of deferred policy acquisition costs and present value of future profits	884	1,452	(39%)	2,104	2,106	—	1	—	NM	2,989	3,558	(16%)
Insurance operating costs and expenses	3,178	2,672	19%	716	580	23%	—	—	—	3,894	3,252	20%
Interest expense	4	—	NM	—	—	—	259	277	(6%)	263	277	(5%)
Other expenses [2]	48	36	33%	693	643	8%	(40)	90	NM	701	769	(9%)

Total benefits and expenses	11,261	12,200	(8%)	10,430	10,331	1%	220	367	(40%)	21,911	22,898	(4%)

Income (loss) before income taxes	2,105	1,864	13%	2,077	2,070	—	(177)	(332)	47%	4,005	3,602	11%

Income tax expense (benefit)	547	423	29%	570	551	3%	(61)	(117)	48%	1,056	857	23%

Net income (loss)	1,558	1,441	8%	1,507	1,519	(1%)	(116)	(215)	46%	2,949	2,745	7%

Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings	(434)	(164)	(165%)	(122)	44	NM	(2)	—	NM	(558)	(120)	NM

Core earnings	$1,992	$1,605	24%	$1,629	$1,475	10%	$(114)	$(215)	47%	$3,507	$2,865	22%

[1]	Includes investment income and mark-to-market effects of equity securities held for trading supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses.

[2]	The year ended December 31, 2007 included $28, $49 and $(77) in Life, Property & Casualty and Corporate, respectively, of interest charged by Corporate on the amount of capital held by the Life and Property & Casualty operations in excess of the amount needed to support the capital requirements of the Life and Property & Casualty operations.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS
AS OF DECEMBER 31, 2007 AND 2006

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	Dec. 31,	Dec. 31,		Dec. 31,	Dec. 31,		Dec. 31,	Dec. 31,		Dec. 31,	Dec. 31,
	2007	2006	Change	2007	2006	Change	2007	2006	Change	2007	2006	Change
Investments
Fixed maturities, available-for-sale, at fair value	$52,542	$52,081	1%	$27,205	$26,734	2%	$308	$259	19%	$80,055	$79,074	1%
Equity securities, trading, at fair value	36,182	29,393	23%	—	—	—	—	—	—	36,182	29,393	23%
Equity securities, available-for-sale, at fair value	1,284	811	58%	1,208	873	38%	103	55	87%	2,595	1,739	49%
Policy loans, at outstanding balance	2,061	2,051	—	—	—	—	—	—	—	2,061	2,051	—
Mortgage loans on real estate	4,739	2,909	63%	671	409	64%	—	—	—	5,410	3,318	63%
Other investments	1,840	1,075	71%	1,298	840	55%	43	—	NM	3,181	1,915	66%
Short-term investments	1,158	1,092	6%	284	444	(36%)	160	145	10%	1,602	1,681	(5%)

Total investments	99,806	89,412	12%	30,666	29,300	5%	614	459	34%	131,086	119,171	10%
Cash	1,770	1,199	48%	241	225	7%	—	—	—	2,011	1,424	41%
Premiums receivable and agents’ balances	427	424	1%	3,254	3,251	—	—	—	—	3,681	3,675	—
Reinsurance recoverables	1,419	1,106	28%	3,731	4,465	(16%)	—	—	—	5,150	5,571	(8%)
Deferred policy acquisition costs and present value of future profits	10,514	9,070	16%	1,228	1,197	3%	—	1	(100%)	11,742	10,268	14%
Deferred income taxes	(754)	(717)	(5%)	662	608	9%	400	393	2%	308	284	8%
Goodwill	805	796	1%	149	149	—	772	772	—	1,726	1,717	1%
Property and equipment, net	374	248	51%	598	543	10%	—	—	—	972	791	23%
Other assets	1,869	1,554	20%	1,312	1,287	2%	558	318	75%	3,739	3,159	18%
Separate account assets	199,946	180,484	11%	—	—	—	—	—	—	199,946	180,484	11%

Total assets	$316,176	$283,576	11%	$41,841	$41,025	2%	$2,344	$1,943	21%	$360,361	$326,544	10%

Future policy benefits, unpaid losses and loss adjustment expenses	$15,331	$14,016	9%	$22,153	$21,991	1%	$—	$—	—	$37,484	$36,007	4%
Other policyholder funds and benefits payable	80,342	71,311	13%	—	—	—	—	—	—	80,342	71,311	13%
Unearned premiums	147	103	43%	5,402	5,522	(2%)	(4)	(5)	20%	5,545	5,620	(1%)
Debt	115	—	NM	13	—	NM	4,379	4,103	7%	4,507	4,103	10%
Consumer notes	809	258	NM	—	—	—	—	—	—	809	258	NM
Other liabilities	8,045	5,840	38%	4,855	3,327	46%	(376)	718	NM	12,524	9,885	27%
Separate account liabilities	199,946	180,484	11%	—	—	—	—	—	—	199,946	180,484	11%

Total liabilities	304,735	272,012	12%	32,423	30,840	5%	3,999	4,816	(17%)	341,157	307,668	11%

Equity excluding AOCI, net of tax	11,868	11,177	6%	9,428	9,851	(4%)	(1,234)	(2,330)	47%	20,062	18,698	7%
AOCI, net of tax	(427)	387	NM	(10)	334	NM	(421)	(543)	22%	(858)	178	NM

Total stockholders’ equity	11,441	11,564	(1%)	9,418	10,185	(8%)	(1,655)	(2,873)	42%	19,204	18,876	2%

Total liabilities and stockholders’ equity	$316,176	$283,576	11%	$41,841	$41,025	2%	$2,344	$1,943	21%	$360,361	$326,544	10%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

						Year Over
						Year	Sequential
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month
	2006	2007	2007	2007	2007	Change	Change
DEBT
Short-term debt (includes current maturities of long-term debt and capital lease obligations)	$599	$468	$423	$822	$1,365	128%	66%
Capital lease obligations	—	—	90	90	91	—	—
Senior notes	3,504	4,004	4,005	3,580	3,051	(13%)	(15%)

Total debt [1]	$4,103	$4,472	$4,518	$4,492	$4,507	10%	—

STOCKHOLDERS’ EQUITY
Equity excluding AOCI, net of tax	$18,698	$18,674	$19,249	$19,616	$20,062	7%	2%
AOCI, net of tax	178	177	(601)	(666)	(858)	NM	(29%)

Total stockholders’ equity	$18,876	$18,851	$18,648	$18,950	$19,204	2%	1%

CAPITALIZATION
Total capitalization including AOCI, net of tax	$22,979	$23,323	$23,166	$23,442	$23,711	3%	1%

Total capitalization excluding AOCI, net of tax	$22,801	$23,146	$23,767	$24,108	$24,569	8%	2%

DEBT TO CAPITALIZATION RATIOS

Ratios Including AOCI
Total debt to capitalization	17.9%	19.2%	19.5%	19.2%	19.0%	1.1	(0.2)

Ratios Excluding AOCI

Total debt to capitalization	18.0%	19.3%	19.0%	18.6%	18.3%	0.3	(0.3)

Debt (including the adjusted unfunded pension liability and six times rental expense on operating leases) to capitalization [2]	22.1%	23.3%	22.6%	22.2%	21.5%	(0.6)	(0.7)

[1]	The Hartford excludes consumer notes from total debt for capital structure analysis. Consumer notes were $258, $435, $588, $723, and $809 as of December 31, 2006, March 31, 2007, June 30, 2007, September 30, 2007, and December 31, 2007, respectively.

[2]	Reflects a rating agency assignment in the leverage calculation of an estimate of the adjusted unfunded pension liability of the Company’s defined benefit plans and six times the Company’s rental expense on operating leases for total adjustments of $1.2 billion, $1.2 billion, $1.1 billion, $1.1 billion, and $1.0 billion for the three months ended December 31, 2006, March 31, 2007, June 30, 2007, September 30, 2007, and December 31, 2007, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

		PROPERTY &
	LIFE	CASUALTY	CORPORATE	CONSOLIDATED
As of December 31, 2007

Fixed maturities unrealized gain loss	$(293)	$(67)	$—	$(360)
Equities unrealized gain (loss)	(58)	51	8	1
Net deferred loss on cash-flow hedging instruments	(115)	(25)	—	(140)

Total unrealized gain (loss)	(466)	(41)	8	(499)
Foreign currency translation adjustments	39	(13)	—	26
Pension and other postretirement adjustment	—	44	(429)	(385)

Total accumulated other comprehensive loss	$(427)	$(10)	$(421)	$(858)

As of December 31, 2006
Fixed maturities unrealized gain	$613	$313	$—	$926
Equities unrealized gain	20	105	7	132
Net deferred loss on cash-flow hedging instruments	(208)	(26)	—	(234)

Total unrealized gain	425	392	7	824
Foreign currency translation adjustments	(38)	(82)	—	(120)
Pension and other postretirement adjustment	—	24	(550)	(526)

Total accumulated other comprehensive income (loss)	$387	$334	$(543)	$178

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE

	THREE MONTHS ENDED					YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2006	2007	2007	2007	2007	2006	2007
Numerator:
Net income	$783	$876	$627	$851	$595	$2,745	$2,949
Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings	15	33	(137)	(209)	(245)	(120)	(558)

Core earnings	768	843	764	1,060	840	2,865	3,507

Denominator:
Weighted average common shares outstanding (basic)	319.7	319.6	316.8	315.4	313.4	308.8	316.3
Dilutive effect of equity units	1.0	—	—	—	—	4.1	—
Dilutive effect of stock compensation	3.2	3.1	2.8	2.6	2.7	3.0	2.8

Weighted average common shares outstanding and dilutive potential common shares (diluted)	323.9	322.7	319.6	318.0	316.1	315.9	319.1

Basic earnings per share
Net income	$2.45	$2.74	$1.98	$2.70	$1.90	$8.89	$9.32
Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings	0.05	0.10	(0.43)	(0.66)	(0.78)	(0.39)	(1.77)

Core earnings	2.40	2.64	2.41	3.36	2.68	9.28	11.09

Diluted earnings per share
Net income	$2.42	$2.71	$1.96	$2.68	$1.88	$8.69	$9.24
Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings	0.05	0.10	(0.43)	(0.65)	(0.78)	(0.38)	(1.75)

Core earnings	2.37	2.61	2.39	3.33	2.66	9.07	10.99

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF NET REALIZED CAPITAL GAINS AND LOSSES
THREE MONTHS ENDED DECEMBER 31, 2007 AND 2006

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2007	2006	Change	2007	2006	Change	2007	2006	Change	2007	2006	Change
Net realized capital gains (losses), before tax and DAC, excluded from core earnings

Net gains (losses) on sales	$49	$15	NM	$15	$38	(61%)	$—	$—	—	$64	$53	21%
Impairments
Credit related	(198)	(7)	NM	(42)	—	NM	—	—	—	(240)	(7)	NM
Other [1]	(51)	—	NM	(27)	(4)	NM	—	—	—	(78)	(4)	NM

Total impairments	(249)	(7)	NM	(69)	(4)	NM	—	—	—	(318)	(11)	NM
Japanese fixed annuity, net [2]	15	3	NM	—	—	—	—	—	—	15	3	NM
GMWB derivatives, net [3]	(27)	—	NM	—	—	—	—	—	—	(27)	—	NM
Other [4]	(119)	8	NM	(46)	(19)	(142%)	—	—	—	(165)	(11)	NM

Total net realized capital gains (losses), before tax and DAC, excluded from core earnings	(331)	19	NM	(100)	15	NM	—	—	—	(431)	34	NM

Impacts of tax and deferred policy acquisition costs (“DAC”)	151	(54)	NM	35	35	—	—	—	—	186	(19)	NM

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings	$(180)	$(35)	NM	$(65)	$50	NM	$—	$—	—	$(245)	$15	NM

Reconciliation of net realized capital gains (losses), before tax and DAC, excluded from core earnings to total net realized capital gains (losses) — before tax and DAC

Total net realized capital gains (losses) excluded from core earnings	$(331)	$19	NM	$(100)	$15	NM	$—	$—	—	$(431)	$34	NM
Total net realized capital gains (losses) included in core earnings	(2)	(14)	57%	4	2	100%	—	—	—	2	(12)	83%

Total net realized capital gains (losses)	$(333)	$5	NM	$(96)	$17	NM	$—	$—	—	$(429)	$22	NM

[1]	Primarily relates to fixed maturity impairments for which the Company was uncertain of its intent to retain the investment for a period of time sufficient to allow for a recovery to amortized cost. These impairments do not relate to security issuers for which the Company has current concerns regarding their ability to pay future interest and principal amounts based upon the securities’ contractual terms.

[2]	Represents realized gains and losses related to currency remeasurement on yen denominated fixed annuity liabilities and changes in fair value of the associated foreign currency swaps. While economically hedged, volatility exists due to a difference in the basis of accounting between the yen liabilities (historical cost) and the currency swaps (fair value). The primary difference relates to changes in Japan interest rates which are included in the fair value of the currency swaps but not the yen liabilities. If the economic impact of the change in Japan interest rates was permitted to be reflected in the value of the yen denominated fixed annuity liabilities, an estimated realized loss of $21 and $1 would have been recognized as an offset to this amount in the three months ended December 31, 2007 and 2006, respectively.

[3]	Represents the net activity associated with the guaranteed minimum withdrawal benefit (“GMWB”) feature in certain of the Company’s life products. The net activity includes the fair value of the embedded derivatives associated with these products, related reinsurance and the fair value of the derivatives used to hedge this exposure.

[4]	Primarily consists of changes in fair value on non-qualifying derivatives, changes in fair value of certain derivatives in fair value hedge relationships and hedge ineffectiveness on qualifying derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF NET REALIZED CAPITAL GAINS AND LOSSES
YEAR ENDED DECEMBER 31, 2007 AND 2006

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2007	2006	Change	2007	2006	Change	2007	2006	Change	2007	2006	Change
Net realized capital gains (losses), before tax and DAC, excluded from core earnings

Net gains (losses) on sales	$45	$(42)	NM	$38	$41	(7%)	$—	$—	—	$83	$(1)	NM
Impairments
Credit related	(241)	(10)	NM	(63)	—	NM	—	—	—	(304)	(10)	NM
Other [1]	(117)	(66)	(77%)	(62)	(45)	(38%)	—	—	—	(179)	(111)	(61%)

Total impairments	(358)	(76)	NM	(125)	(45)	(178%)	—	—	—	(483)	(121)	NM
Japanese fixed annuity, net [2]	18	(17)	NM	—	—	—	—	—	—	18	(17)	NM
GMWB derivatives, net [3]	(277)	(26)	NM	—	—	—	—	—	—	(277)	(26)	NM
Other [4]	(215)	(50)	NM	(100)	9	NM	(3)	—	NM	(318)	(41)	NM

Total net realized capital gains (losses), before tax and DAC, excluded from core earnings	(787)	(211)	NM	(187)	5	NM	(3)	—	NM	(977)	(206)	NM

Impacts of tax and deferred policy acquisition costs (“DAC”)	353	47	NM	65	39	67%	1	—	NM	419	86	NM

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings	$(434)	$(164)	(165%)	$(122)	$44	NM	$(2)	$—	NM	$(558)	$(120)	NM

Reconciliation of net realized capital gains (losses), before tax and DAC, excluded from core earnings to total net realized capital gains (losses) — before tax and DAC

Total net realized capital gains (losses) excluded from core earnings	$(787)	$(211)	NM	$(187)	$5	NM	$(3)	$—	NM	$(977)	$(206)	NM
Total net realized capital gains (losses) included in core earnings	(32)	(49)	18%	15	4	NM	—	—	—	(17)	(45)	44%

Total net realized capital gains (losses)	$(819)	$(260)	NM	$(172)	$9	NM	$(3)	$—	NM	$(994)	$(251)	NM

[1]	Primarily relates to fixed maturity impairments for which the Company was uncertain of its intent to retain the investment for a period of time sufficient to allow for a recovery to amortized cost. These impairments do not relate to security issuers for which the Company has current concerns regarding their ability to pay future interest and principal amounts based upon the securities’ contractual terms.

[2]	Represents realized gains and losses related to currency remeasurement on yen denominated fixed annuity liabilities and changes in fair value of the associated foreign currency swaps. While economically hedged, volatility exists due to a difference in the basis of accounting between the yen liabilities (historical cost) and the currency swaps (fair value). The primary difference relates to changes in Japan interest rates which are included in the fair value of the currency swaps but not the yen liabilities. If the economic impact of the change in Japan interest rates was permitted to be reflected in the value of the yen denominated fixed annuity liabilities, an estimated realized loss of $18 and gain of $24 would have been recognized as an offset to this amount in the year ended December 31, 2007 and 2006, respectively.

[3]	Represents the net activity associated with the guaranteed minimum withdrawal benefit (“GMWB”) feature in certain of the Company’s life products. The net activity includes the fair value of the embedded derivatives associated with these products, related reinsurance and the fair value of the derivatives used to hedge this exposure.

[4]	Primarily consists of changes in fair value on non-qualifying derivatives, changes in fair value of certain derivatives in fair value hedge relationships and hedge ineffectiveness on qualifying derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF RETURN-ON-EQUITY MEASURES

	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,
	2006	2007	2007	2007	2007
Numerator [1]:
Net income — last 12 months	$2,745	$2,893	$3,044	$3,137	$2,949
Core earnings — last 12 months	$2,865	$2,911	$3,102	$3,435	$3,507

Denominator [2]:
Average equity, including AOCI	17,100.5	17,130.5	17,015.5	18,341.5	19,040.0
Less: Average AOCI	134.0	(140.0)	(762.5)	(301.0)	(340.0)

Average equity, excluding AOCI	16,966.5	17,270.5	17,778.0	18,642.5	19,380.0

ROE (net income last 12 months to equity including AOCI)	16.1%	16.9%	17.9%	17.1%	15.5%
ROE (core earnings last 12 months to equity excluding AOCI)	16.9%	16.9%	17.4%	18.4%	18.1%

[1]	For a reconciliation of net income to core earnings, see page C-8.

[2]	Average equity is calculated by taking the sum of equity at the beginning of the twelve month period and equity at the end of the twelve month period and dividing by 2.

LIFE

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
FINANCIAL HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2006	2007	2007	2007	2007	Change	Change	2006	2007	Change
REVENUES
Retail Products Group
Individual Annuity [1], [2]	$713	$724	$768	$774	$783	10%	1%	$2,802	$3,049	9%
Other Retail	177	183	200	207	223	26%	8%	651	813	25%

Total Retail Products Group	890	907	968	981	1,006	13%	3%	3,453	3,862	12%
Retirement Plans	140	144	150	151	152	9%	1%	538	597	11%
Institutional Solutions Group	417	520	552	829	580	39%	(30%)	1,736	2,481	43%
Individual Life [1], [2]	342	287	292	283	304	(11%)	7%	1,155	1,166	1%
Group Benefits	1,163	1,203	1,208	1,179	1,183	2%	—	4,565	4,773	5%
International	202	207	216	231	241	19%	4%	761	895	18%
Other	67	59	71	51	53	(21%)	4%	243	234	(4%)

Core revenues before net investment income on equity securities held for trading	3,221	3,327	3,457	3,705	3,519	9%	(5%)	12,451	14,008	13%
Net investment income on equity securities held for trading [3]	1,155	210	1,234	(698)	(601)	NM	14%	1,824	145	(92%)

Total core revenues	$4,376	$3,537	$4,691	$3,007	$2,918	(33%)	(3%)	$14,275	$14,153	(1%)
Net realized gains (losses), before tax and DAC, excluded from core revenues	19	34	(208)	(282)	(331)	NM	(17%)	(211)	(787)	NM

Total revenues	$4,395	$3,571	$4,483	$2,725	$2,587	(41%)	(5%)	$14,064	$13,366	(5%)

CORE EARNINGS BY SEGMENT
Retail Products Group
Individual Annuity [4], [5]	$86	$177	$184	$365	$192	123%	(47%)	$570	$918	61%
Other Retail [5]	16	15	16	17	17	6%	—	57	65	14%

Total Retail Products Group	102	192	200	382	209	105%	(45%)	627	983	57%
Retirement Plans [4], [5]	45	23	26	18	22	(51%)	22%	108	89	(18%)
Institutional Solutions Group [5]	25	35	32	38	35	40%	(8%)	103	140	36%
Individual Life [4], [5]	29	46	46	64	40	38%	(38%)	166	196	18%
Group Benefits	88	68	86	92	92	5%	—	307	338	10%
International [4], [5]	101	55	59	79	61	(40%)	(23%)	247	254	3%
Other [6], [7]	4	(1)	(14)	9	(2)	NM	NM	47	(8)	NM

Core earnings	394	418	435	682	457	16%	(33%)	1,605	1,992	24%

Net realized gains losses, net of tax and DAC, excluded from core earnings [4], [5]	(35)	20	(117)	(157)	(180)	NM	(15%)	(164)	(434)	(165%)

Net income	$359	$438	$318	$525	$277	(23%)	(47%)	$1,441	$1,558	8%

ROE (core earnings last 12 months to equity excluding AOCI)	18.0%	18.6%	18.5%	21.1%	21.4%	3.4	0.3
Assets under management	$327,308	$335,671	$353,428	$366,818	$371,707	14%	1%
DAC capitalization	$503	$524	$522	$524	$489		(7%)
DAC amortization	$539	$344	$309	$(49)	$280		NM
DAC and PVFP assets	$9,070	$9,158	$9,516	$10,275	$10,514		2%
United States Statutory surplus ($ in billions) [8]	$4.7	$4.8	$4.8	$4.9	$5.8

[1]	Includes benefits of $7 and $31, after tax, recorded in the three months ended December 31, 2006 for the unlock of unearned revenue reserves and reinsurance premiums, in Individual Annuity and Individual Life, respectively.

[2]	Includes charges of $5 and $8, after tax, recorded in the three months ended September 30, 2007 for the unlock of unearned revenue reserves, in Individual Annuity and Individual Life, respectively.

[3]	These revenues will fluctuate principally due to the investment income and the mark-to-market adjustment of the trading investment portfolio supporting the variable annuities business in the international operations, principally in Japan.

[4]	Includes the effect of the unlock on amortization of deferred policy acquisition costs and present value of future profits, death benefits, sales inducements and mutual fund and other fees, recorded in the three months ended December 31, 2006. The after-tax benefits (charges) recorded in Individual Annuity, Retirement Plans, Individual Life and International were ($72), $20, ($18) and $53, respectively.

The after-tax charge recorded in Net realized gains (losses), excluded from core earnings was ($46).

[5]	Includes the effect of the unlock on amortization of deferred policy acquisition costs and present value of future profits, death benefits, sales inducements and mutual fund and other fees, recorded in the three months ended September 30, 2007.

The after-tax benefits (charges) recorded in Individual Annuity, Retail Other, Retirement Plans, Institutional Solutions Group, Individual Life and International were $198, ($1), ($9), $1, $16 and $22, respectively.

The after-tax charge recorded in Net realized gains (losses), excluded from core earnings was ($17).

[6]	Included in the year ended December 31, 2006 is a charge of $7, after-tax, to reserve for regulatory matters. Included in the three months ended June 30, 2007 is a charge of $21, after-tax, to reserve for regulatory matters.

[7]	Included in the year ended December 31, 2006 is a $34 benefit, after-tax, due to a reduction in litigation reserves related to leveraged corporate owned life insurance products.

[8]	Estimated United States statutory surplus at December 31, 2007.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2006	2007	2007	2007	2007	Change	Change	2006	2007	Change
REVENUES
Earned premiums	$1,107	$1,208	$1,245	$1,434	$1,236	12%	(14%)	$4,590	$5,123	12%
Fee income	1,303	1,278	1,341	1,394	1,407	8%	1%	4,726	5,420	15%
Net investment income
Securities available-for-sale and other	825	852	884	883	878	6%	(1%)	3,184	3,497	10%
Equity securities held for trading [1]	1,155	210	1,234	(698)	(601)	NM	14%	1,824	145	(92%)

Total net investment income	1,980	1,062	2,118	185	277	(86%)	50%	5,008	3,642	(27%)
Net realized capital (losses) — core	(14)	(11)	(13)	(6)	(2)	86%	67%	(49)	(32)	35%

Total core revenues	4,376	3,537	4,691	3,007	2,918	(33%)	(3%)	14,275	14,153	(1%)
Net realized gains (losses), before tax and DAC, excluded from core revenues	19	34	(208)	(282)	(331)	NM	(17%)	(211)	(787)	NM

Total revenues	4,395	3,571	4,483	2,725	2,587	(41%)	(5%)	14,064	13,366	(5%)

BENEFITS AND EXPENSES
Benefits, losses and loss adjustment expenses [1]	2,656	1,868	2,958	1,213	1,108	(58%)	(9%)	8,040	7,147	(11%)
Amortization of deferred policy acquisition costs and present value of future profits	469	342	336	(10)	339	(28%)	NM	1,411	1,007	(29%)
Insurance operating costs and other expenses	733	767	801	811	851	16%	5%	2,708	3,230	19%

Total benefits and expenses	3,858	2,977	4,095	2,014	2,298	(40%)	14%	12,159	11,384	(6%)

CORE EARNINGS
Core earnings before income taxes	518	560	596	993	620	20%	(38%)	2,116	2,769	31%
Income tax expense	124	142	161	311	163	31%	(48%)	511	777	52%

Core earnings	394	418	435	682	457	16%	(33%)	1,605	1,992	24%
Net realized gains (losses), net of tax and DAC, excluded from core earnings	(35)	20	(117)	(157)	(180)	NM	(15%)	(164)	(434)	(165%)

Net income	359	438	318	525	277	(23%)	(47%)	1,441	1,558	8%

[1]	Includes dividend income and mark-to-market effects of trading securities supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
TOTAL ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month
TOTAL ASSETS UNDER MANAGEMENT	2006	2007	2007	2007	2007	Change	Change
Assets
General account	$103,092	$107,517	$109,802	$114,310	$116,230	13%	2%
Separate account	180,484	181,726	191,814	197,877	199,946	11%	1%

Total assets	283,576	289,243	301,616	312,187	316,176	11%	1%

Mutual fund assets	43,732	46,428	51,812	54,631	55,531	27%	2%

Total assets under management	$327,308	$335,671	$353,428	$366,818	$371,707	14%	1%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
CONSOLIDATED BALANCE SHEETS

						Year Over
						Year	Sequential
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month
	2006	2007	2007	2007	2007	Change	Change
Investments
Fixed maturities, available-for-sale, at fair value	$52,081	$52,747	$52,824	$53,288	$52,542	1%	(1%)
Equity securities, trading, at fair value	29,393	30,805	31,843	34,901	36,182	23%	4%
Equity securities, available-for-sale, at fair value	811	1,298	1,387	1,307	1,284	58%	(2%)
Policy loans, at outstanding balance	2,051	2,099	2,052	2,050	2,061	—	1%
Mortgage loans on real estate	2,909	3,509	4,236	4,551	4,739	63%	4%
Short term Investments	1,092	1,195	958	629	1,158	6%	84%
Other investments	1,075	1,263	1,290	1,425	1,840	71%	29%

Total investments	89,412	92,916	94,590	98,151	99,806	12%	2%

Cash	1,199	1,561	1,434	1,769	1,770	48%	—
Premiums receivable and agents’ balances	424	455	413	403	427	1%	6%
Reinsurance recoverables	1,106	1,112	1,165	1,235	1,419	28%	15%
Deferred policy acquisition costs and present value of future profits	9,070	9,158	9,516	10,275	10,514	16%	2%
Deferred income taxes	(717)	(763)	(510)	(724)	(754)	(5%)	(4%)
Goodwill	796	805	805	805	805	1%	—
Property and equipment, net	248	257	358	372	374	51%	1%
Other assets	1,554	2,016	2,031	2,024	1,869	20%	(8%)
Separate account assets	180,484	181,726	191,814	197,877	199,946	11%	1%

Total assets	$283,576	$289,243	$301,616	$312,187	$316,176	11%	1%

Future policy benefits, unpaid losses and loss adjustment expenses	$14,016	$14,255	$14,630	$15,007	$15,331	9%	2%
Other policyholder funds and benefits payable	71,311	73,465	74,796	78,925	80,342	13%	2%
Unearned premiums	103	124	132	141	147	43%	4%
Consumer Notes	258	435	588	723	809	NM	12%
Debt	—	—	114	114	115	—	1%
Other liabilities	5,840	8,378	8,639	8,011	8,045	38%	—
Separate account liabilities	180,484	181,726	191,814	197,877	199,946	11%	1%

Total liabilities	272,012	278,383	290,713	300,798	304,735	12%	1%

Equity excluding AOCI, net of tax	11,177	10,483	11,025	11,619	11,868	6%	2%
AOCI, net of tax	387	377	(122)	(230)	(427)	NM	(86%)

Total stockholders’ equity	11,564	10,860	10,903	11,389	11,441	(1%)	—

Total liabilities and stockholders’ equity	$283,576	$289,243	$301,616	$312,187	$316,176	11%	1%

Hartford Life and Accident Insurance Company NAIC RBC	387%
Hartford Life Insurance Company NAIC RBC	463%
Hartford Life and Annuity Insurance Company NAIC RBC	1108%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
DEFERRED POLICY ACQUISITION COSTS and PRESENT VALUE OF FUTURE PROFITS

		Other		Institutional
	Individual	Retail Products	Retirement	Solutions	Individual	Group
	Annuity	Group	Plans	Group	Life	Benefits	International	Total
YEAR-TO-DATE
Balance, December 31, 2006	$4,560	$120	$542	$111	$2,111	$117	$1,509	$9,070
Adjustments to unrealized gains and losses on securities available — for — sale and other	17	—	(2)	—	47	—	3	65

Balance excluding adjustments to unrealized gains and losses on securities available — for — sale and other	4,577	120	540	111	2,158	117	1,512	9,135
Cumulative effect of accounting changes (SOP 05-1) (Pre-tax)	(16)	—	(4)			(59)		(79)
Capitalization	844	101	139	50	367	73	485	2,059
Amortization — Deferred Policy Acquisition Costs	(714)	(86)	(39)	(25)	(156)	(62)	(240)	(1,322)
Amortization — Present Value of Future Profits	(1)	—	—	—	(7)	—	—	(8)
Amortization — Realized Capital Gains	118	—	(5)	—	5	—	1	119
Amortization — Unlock	279	(2)	(14)	2	37	—	25	327
Effect of Currency Translation Adjustment	—						118	118

Balance, December 31, 2007	5,087	133	617	138	2,404	69	1,901	10,349
Adjustments to unrealized gains and losses on securities available — for — sale and other	92	3	41	5	2	—	22	165

Balance, December 31, 2007 including adjustments to unrealized gains and losses on securities available-for-sale and other	$5,179	$136	$658	$143	$2,406	$69	$1,923	$10,514

		Other		Institutional
	Individual	Retail Products	Retirement	Solutions	Individual	Group			HFSG	Total
Effect of Unlock [2] - September 30, 2007	Annuity	Group	Plans	Group	Life	Benefits	International	Total Life	Corporate [1]	Company
Mutual Fund and Other Fees	$(8)	$—	$—	$—	$(13)	$—	$—	$(21)	$—	$(21)
Reinsurance Premiums	—	—	—	—	—	—	—	—	—	—
Death Benefits	6	—	—	—	—	—	(9)	(3)	—	(3)
Sales Inducements	(14)	—	—	—	—	—	—	(14)	—	(14)
Amortization of deferred policy acquisition costs and present value of future profits	(279)	2	14	(2)	(37)	—	(25)	(327)	—	(327)
Other Expenses	—	—	—	—	—	—	—	—	(5)	(5)

Effect of Unlock on Income before income taxes	279	(2)	(14)	2	24	—	34	323	5	328
Income tax expense (benefit)	98	(1)	(5)	1	8	—	12	113	2	115

Effect of Unlock on Net Income	181	(1)	(9)	1	16	—	22	210	3	213
Less; net realized gains (losses), net of tax and DAC, excluded from core earnings	(17)	—	—	—	—	—	—	(17)	—	(17)

Effect of Unlock on Core Earnings	$198	$(1)	$(9)	$1	$16	$—	$22	$227	$3	$230

[1]	In HFSG Corporate, revisions to estimated gross profits affect the purchase accounting adjustments made in connection with the buyback of Hartford Life, Inc. shares in 2000.

[2]	For purposes of this schedule increases to revenue amounts are positive; increases to expense amounts are positive; and increases to income before taxes, net income and core earnings are positive.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
SUPPLEMENTAL DATA — ANNUITY DEATH AND INCOME BENEFITS

	December 31, 2007
	ACCOUNT	NET AMT AT	% of NAR
BREAKDOWN OF VARIABLE ANNUITY ACCOUNT VALUE BY BENEFIT TYPE	VALUE	RISK	REINSURED	RETAINED NAR
Maximum anniversary value (MAV) [1] MAV only	$47,463	$3,557	88%	$419
with 5% rollup [2]	3,360	285	76%	67
with Earnings Protection Benefit Rider (EPB) [3]	5,463	530	84%	85
with 5% rollup & EPB	1,333	155	81%	30

Total MAV	57,619	4,527	87%	601
Asset Protection Benefit (APB) [4]	42,489	446	46%	242
Lifetime Income Benefit (LIB) — Death Benefit [5]	10,273	25	—%	25
Reset [6] (5-7 years)	6,132	80	—%	80
Return of Premium [7]/Other	10,321	28	—%	28

SUBTOTAL U.S. GUARANTEED MINIMUM DEATH BENEFITS	$126,834	$5,106	81%	$976

JAPAN GUARANTEED MINIMUM DEATH AND INCOME BENEFITS [8]	35,793	649	35%	419

TOTAL	$162,627	$5,755	76%	$1,395

	As of	As of	As of	As of	As of
	December 31,	March 31,	June 30,	September 30,	December 31,
OTHER DATA	2006	2007	2007	2007	2007
U.S. VARIABLE ANNUITY BUSINESS
S&P500 Index Value at end of period	1,418.30	1,420.86	1,503.35	1,526.75	1,468.36
Total Account Value	$121,807	$122,858	$129,260	$130,943	$126,834
Retained net amount of risk	824	782	701	670	976
GMDB net GAAP liability [9]	159	166	175	191	202
JAPAN VARIABLE ANNUITY BUSINESS
Total Account Value	$29,653	$31,148	$32,050	$34,888	$35,793
Retained net amount of risk	19	35	14	130	419
GMDB/GMIB net GAAP liability [9]	31	34	35	30	34

[1]	MAV: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any anniversary before age 80 (adjusted for withdrawals).

[2]	Rollup: the death benefit is the greatest of the MAV, current account value, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier age 80 or 100% of adjusted premiums.

[3]	EPB: the death benefit is the greatest of the MAV, current account value, or contract value plus a percentage of the contract’s growth. The contract’s growth is account value less premiums net of withdrawals, subject to a cap of 200% of premiums net of withdrawals.

[4]	APB: the death benefit is the greater of current account value or MAV, not to exceed current account value plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

[5]	LIB: the death benefit is the greatest of current account value or MAV, net premiums paid, or a benefit amount that rachets over time, generally based on market performance.

[6]	Reset: the death benefit is the greatest of current account value, net premiums paid and the most recent five to seven year anniversary account value before age 80 (adjusted for withdrawals).

[7]	Return of premium: the death benefit is the greater of current account value and net premiums paid.

[8]	Death benefits include a Return of Premium and MAV (before age 80) paid in a single lump sum. The income benefit is a guarantee to return initial investment, which is adjusted for earnings liquidity, paid through a fixed annuity after a minimum deferral period of 10, 15 or 20 years. The guaranteed remaining balance related to the Japan GMIB was $26.8 billion and $22.6 billion as of December 31, 2007 and December 31, 2006 respectively.

[9]	Includes the increase (decrease) to GMDB/GMIB liability as a result of the unlock recorded in the three months ended December 31, 2006 for U.S. and Japan variable annuity business of $18 and ($41), respectively. Includes the increase (decrease) to GMDB/GMIB liability as a result of the unlock recorded in the three months ended September 30, 2007 for U.S. and Japan variable annuity business of $6 and ($9), respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
REINSURANCE RECOVERABLE ANALYSIS
As of September 30, 2007
Statutory Reserve Credit and Amounts Recoverable

Gross statutory reinsurance reserve credit	$1,940
Liability for reinsurance in unauthorized companies	(9)

Net statutory reinsurance reserve credit	$1,931

Statutory amounts recoverable from reinsurers	$162

The top ten reinsurers represent $1,905 or 91% of the total statutory reserve credit and amounts recoverable.
•	4% of this amount is with reinsurers rated “A++” by A.M. Best at January 11, 2008.

•	63% of this amount is with reinsurers rated “A+” by A.M. Best at January 11, 2008.

•	31% of this amount is with reinsurers rated “A-” by A.M. Best at January 11, 2008.

•	2% of this amount is with reinsurers rated “B++” by A.M. Best at January 11, 2008.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	September 30, 2007	December 31, 2006
Statutory Capital and Surplus	$4,897	$4,734
GAAP Adjustments
Investment in subsidiaries	(42)	(265)
Deferred policy acquisition costs	10,275	9,070
Deferred taxes	(976)	(936)
Benefit reserves	(3,648)	(3,425)
Unrealized gains on investments, net of impairments	204	1,214
Asset valuation reserve and interest maintenance reserve	656	686
Goodwill	645	585
Other, net	(622)	(99)

GAAP Stockholders’ Equity	$11,389	$11,564

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP — INDIVIDUAL ANNUITY
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
Revenues	2006	2007	2007	2007	2007	Change	Change	2006	2007	Change
Premiums and other considerations
Variable annuity fees	$503	$507	$542	$548	$554	10%	1%	$1,913	$2,151	12%
Mutual fund and other fees [2]	36	37	36	28	37	3%	32%	131	138	5%

Total fee income	539	544	578	576	591	10%	3%	2,044	2,289	12%

Direct premiums	5	14	21	24	22	NM	(8%)	54	81	50%
Reinsurance premiums [2]	(33)	(35)	(35)	(37)	(36)	(9%)	3%	(140)	(143)	(2%)

Net premiums	(28)	(21)	(14)	(13)	(14)	50%	(8%)	(86)	(62)	28%

Total premiums and other considerations	511	523	564	563	577	13%	2%	1,958	2,227	14%

Net investment income
Net investment income on G/A assets	222	227	229	237	226	2%	(5%)	917	919	—
Net investment income on assigned capital	16	11	12	12	12	(25%)	—	63	47	(25%)
Charge for invested capital	(38)	(38)	(38)	(39)	(35)	8%	10%	(143)	(150)	(5%)

Total net investment income	200	200	203	210	203	2%	(3%)	837	816	(3%)
Net realized capital gains — core	2	1	1	1	3	50%	NM	7	6	(14%)

Total core revenues	713	724	768	774	783	10%	1%	2,802	3,049	9%
Net realized gains (losses), before tax and DAC, excluded from core revenues	(5)	16	(147)	(175)	(81)	NM	54%	(92)	(387)	NM

Total revenues	708	740	621	599	702	(1%)	17%	2,710	2,662	(2%)

Benefits and Expenses
Benefits and losses
Death benefits [2]	30	12	10	16	11	(63%)	(31%)	57	49	(14%)
Other contract benefits	15	15	15	18	17	13%	(6%)	75	65	(13%)
Change in reserve	(6)	2	13	18	12	NM	(33%)	2	45	NM
Sales inducements [2]	10	13	16	2	16	60%	NM	45	47	4%
Interest credited on G/A assets	159	154	149	156	155	(3%)	(1%)	640	614	(4%)

Total benefits and losses	208	196	203	210	211	1%	—	819	820	—

Other insurance expenses
Commissions & wholesaling expenses	284	296	316	304	282	(1%)	(7%)	1,086	1,198	10%
Operating expenses	56	51	60	55	61	9%	11%	206	227	10%
Premium taxes and other expenses	(2)	4	5	1	4	NM	NM	10	14	40%

Subtotal — expenses before deferral	338	351	381	360	347	3%	(4%)	1,302	1,439	11%
Deferred policy acquisition costs	(206)	(217)	(225)	(212)	(190)	8%	10%	(808)	(844)	(4%)

Total other insurance expense	132	134	156	148	157	19%	6%	494	595	20%
Amortization of deferred policy acquisition costs [2]	302	184	186	(110)	178	(41%)	NM	865	438	(49%)

Total benefits and expenses	642	514	545	248	546	(15%)	120%	2,178	1,853	(15%)

Core earnings before income taxes	71	210	223	526	237	NM	(55%)	624	1,196	92%
Income tax expense (benefit) [1] [2]	(15)	33	39	161	45	NM	(72%)	54	278	NM

Core earnings [2]	$86	$177	$184	$365	$192	123%	(47%)	$570	$918	61%
Net realized gains (losses), net of tax and DAC, excluded from core earnings [2] [3]	(51)	8	(78)	(88)	(13)	75%	85%	(91)	(171)	(88%)

Net Income [2]	$35	$185	$106	$277	$179	NM	(35%)	$479	$747	56%

RETURN ON ASSETS(After-tax bps)
Core earnings	28.4	56.7	57.4	110.3	58.5	106%	(47%)	48.7	70.4	45%
Net Income	11.5	59.3	33.0	83.7	54.5	NM	(35%)	41.0	57.3	40%

[1]	The year ended December 31, 2006 includes an additonal $14 of tax benefits related to DRD and foreign tax credit. The three months ended September 30, 2007 and year ended December 31, 2007 include a $12 tax charge related to DRD.

[2]	The DAC unlock recorded in the three months ended December 31, 2006 decreased core earnings and net income by $72 and $118, respectively. The DAC unlock recorded in the three months ended September 30, 2007 increased core earnings and net income by $198 and $181 respectively. The effect on each income statement line item is as follows:

	December 31, 2006	September 30, 2007
Mutual Fund and Other Fees	$8	$(8)
Reinsurance Premiums	3	—
Death Benefits	18	6
Sales Inducements	(4)	(14)
Amortization of deferred policy acquisition costs	108	(305)
Income tax expense (benefit)	(39)	107
Net realized gains (losses), net of tax and DAC, excluded from core earnings	(46)	(17)

[3]	Included in the three months ended December 31, 2006, March 31, June 30, September 30, and December 31, 2007 are guaranteed minimum withdrawal benefit (“GMWB”) net realized gains (losses), net of tax and DAC, excluded from core earnings, of $0, $11, $(65), $(68), and $(13) respectively. Included in the year ended December 31, 2006 and 2007 are GMWB net realized gains (losses), net of tax and DAC, excluded from core earnings, of $(12) and $(135), respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP — OTHER
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
Revenues	2006	2007	2007	2007	2007	Change	Change	2006	2007	Change
Premiums and other considerations
Variable annuity fees	$3	$3	$4	$4	$4	33%	—	$10	$15	50%
Mutual fund and other fees	174	183	199	208	223	28%	7%	641	813	27%

Total fee income	177	186	203	212	227	28%	7%	651	828	27%

Net investment income
Net investment income on G/A assets	—	—	—	(3)	—	—	100%	2	(3)	NM
Net investment income on assigned capital	—	(3)	(3)	(2)	(4)	—	(100%)	—	(12)	—

Total net investment income	—	(3)	(3)	(5)	(4)	—	20%	2	(15)	NM
Net realized capital (losses) — core	—	—	—	—	—	—	—	(2)	—	100%

Total core revenues	177	183	200	207	223	26%	8%	651	813	25%
Net realized gains (losses), before tax and DAC, excluded from core revenues	—	—	—	—	—	—	—	—	—	—

Total revenues	177	183	200	207	223	26%	8%	651	813	25%

Benefits and Expenses

Other insurance expenses

Commissions & wholesaling expenses	125	133	146	143	156	25%	9%	461	578	25%
Operating expenses	29	29	33	34	41	41%	21%	107	137	28%
Premium taxes and other expenses	3	4	3	2	3	—	50%	18	12	(33%)

Subtotal — expenses before deferral	157	166	182	179	200	27%	12%	586	727	24%

Deferred policy acquisition costs	(24)	(27)	(27)	(22)	(25)	(4%)	(14%)	(86)	(101)	(17%)

Total other insurance expense	133	139	155	157	175	32%	11%	500	626	25%

Amortization of deferred policy acquisition costs [1]	19	21	21	23	23	21%	—	63	88	40%

Total benefits and expenses	152	160	176	180	198	30%	10%	563	714	27%

Core earnings before income taxes	25	23	24	27	25	—	(7%)	88	99	13%
Income tax expense [1]	9	8	8	10	8	(11%)	(20%)	31	34	10%

Core earnings [1]	$16	$15	$16	$17	$17	6%	—	$57	$65	14%
Net realized gains (losses), net of tax and DAC, excluded from core earnings	—	—	—	—	—	—	—	—	—	—

Net income [1]	$16	$15	$16	$17	$17	6%	—	$57	$65	14%

RETURN ON ASSETS(After-tax bps)
Core earnings	16.6	14.3	14.0	13.8	13.4	(19%)	(3%)	16.1	14.2	(12%)
Net Income	16.6	14.3	14.0	13.8	13.4	(19%)	(3%)	16.1	14.2	(12%)

[1]	The DAC unlock recorded in the three months ended September 30, 2007 increased amortization of deferred policy acquisition costs by $1, after-tax.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — DEPOSITS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2006	2007	2007	2007	2007	Change	Change	2006	2007	Change
Individual Annuity
Broker-dealer	$2,055	$2,029	$2,152	$2,488	$2,106	2%	(15%)	$8,013	$8,775	10%
Banks	1,332	1,430	1,664	1,307	1,148	(14%)	(12%)	5,124	5,549	8%

Total deposits by distribution	3,387	3,459	3,816	3,795	3,254	(4%)	(14%)	13,137	14,324	9%

Variable	3,134	3,256	3,537	3,278	3,126	—	(5%)	12,134	13,197	9%
Fixed MVA/other	253	203	279	517	128	(49%)	(75%)	1,003	1,127	12%

Total deposits by product	3,387	3,459	3,816	3,795	3,254	(4%)	(14%)	13,137	14,324	9%

Retail Mutual Funds	3,111	3,647	3,791	3,369	3,549	14%	5%	11,142	14,356	29%

529 College Savings Plan/Specialty Products/Other	179	192	197	152	180	1%	18%	599	721	20%

Total Retail Products Group	$6,677	$7,298	$7,804	$7,316	$6,983	5%	(5%)	$24,878	$29,401	18%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month
	2006	2007	2007	2007	2007	Change	Change
INDIVIDUAL ANNUITY
General account	$15,430	$15,218	$15,100	$15,191	$15,100	(2%)	(1%)
Non-guaranteed separate account	108,872	110,007	116,320	118,123	114,214	5%	(3%)

Total Individual Annuity	$124,302	$125,225	$131,420	$133,314	$129,314	4%	(3%)

BY PRODUCT
Individual Annuity
Individual Variable Annuities
General account	$5,630	$5,461	$5,354	$5,075	$4,995	(11%)	(2%)
Non-guaranteed separate account	108,735	109,869	116,175	117,976	114,076	5%	(3%)

Total individual variable annuities	114,365	115,330	121,529	123,051	119,071	4%	(3%)

Fixed MVA & other individual annuities	9,937	9,895	9,891	10,263	10,243	3%	—

Total Individual Annuity	124,302	125,225	131,420	133,314	129,314	4%	(3%)

Specialty Products/Other — Segregated Assets	525	569	639	671	677	29%	1%

Mutual Fund Assets
Retail mutual fund assets	38,536	40,921	45,644	47,785	48,383	26%	1%
Specialty Product/Other mutual fund assets	579	663	789	892	937	62%	5%
529 College Savings Plan assets	910	966	1,094	1,147	1,176	29%	3%

Total Mutual Fund Assets	40,025	42,550	47,527	49,824	50,496	26%	1%

Total Retail Products Group Assets Under Management	$164,852	$168,344	$179,586	$183,809	$180,487	9%	(2%)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — INDIVIDUAL ANNUITY — ACCOUNT VALUE ROLLFORWARD [1]

		THREE MONTHS ENDED
		Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
		2006	2007	2007	2007	2007
VARIABLE ANNUITIES	Beginning balance	$108,489	$114,365	$115,330	$121,529	$123,051

	Deposits	3,134	3,256	3,537	3,278	3,126
	Surrenders	(3,444)	(3,394)	(3,529)	(3,471)	(3,810)
	Death benefits/annuity payouts	(392)	(443)	(434)	(419)	(418)
	Transfers [2]	6	(2)	7	(21)	4

	Net Flows	(696)	(583)	(419)	(633)	(1,098)
	Change in market value/change in reserve/interest credited	6,568	1,542	6,618	2,155	(2,882)
	Other [3]	4	6	—	—	—

	Ending balance	$114,365	$115,330	$121,529	$123,051	$119,071

FIXED MVA AND OTHER	Beginning balance	$9,888	$9,937	$9,895	$9,891	$10,263
	Deposits	253	203	279	517	128
	Surrenders	(258)	(281)	(321)	(227)	(201)
	Death benefits/annuity payouts	(103)	(115)	(111)	(96)	(106)
	Transfers [2]	33	36	27	53	42

	Net Flows	(75)	(157)	(126)	247	(137)
	Change in market value/change in reserve/interest credited	124	115	122	125	117

	Ending balance	$9,937	$9,895	$9,891	$10,263	$10,243

TOTAL INDIVIDUAL ANNUITY	Beginning balance	$118,377	$124,302	$125,225	$131,420	$133,314
	Deposits	3,387	3,459	3,816	3,795	3,254
	Surrenders	(3,702)	(3,675)	(3,850)	(3,698)	(4,011)
	Death benefits/annuity payouts	(495)	(558)	(545)	(515)	(524)
	Transfers [2]	39	34	34	32	46

	Net Flows	(771)	(740)	(545)	(386)	(1,235)
	Change in market value/change in reserve/interest credited	6,692	1,657	6,740	2,280	(2,765)
	Other [3]	4	6	—	—	—

	Ending balance	$124,302	$125,225	$131,420	$133,314	$129,314

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Includes internal product exchanges, policyholder balance transfers from the accumulation phase to the annuitization phase, and death benefits remaining on deposit.

[3]	Includes a bonus on certain products, front end loads on A share products and annual maintenance fees.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — OTHER RETAIL — ASSET ROLLFORWARD

		Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
		2006	2007	2007	2007	2007
RETAIL MUTUAL FUNDS
	Beginning balance	$34,720	$38,536	$40,921	$45,644	$47,785
	Deposits	3,111	3,647	3,791	3,369	3,549
	Redemptions	(1,564)	(1,762)	(2,042)	(2,718)	(2,289)

	Net Sales	1,547	1,885	1,749	651	1,260
	Change in market value	2,296	530	3,004	1,517	(626)
	Other [1]	(27)	(30)	(30)	(27)	(36)

	Ending balance	$38,536	$40,921	$45,644	$47,785	$48,383

[1]	Includes front end loads on A share products

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
Revenues	2006	2007	2007	2007	2007	Change	Change	2006	2007	Change
Premiums and other considerations
Variable annuity fees	$49	$50	$56	$58	$59	20%	2%	$178	$223	25%
Mutual fund and other fees	5	4	3	4	4	(20%)	—	15	15	—

Total fee income	54	54	59	62	63	17%	2%	193	238	23%

Direct premiums	2	2	1	—	1	(50%)	—	19	4	(79%)

Total premiums and other considerations	56	56	60	62	64	14%	3%	212	242	14%

Net investment income
Net investment income on G/A assets	82	85	88	85	85	4%	—	318	343	8%
Net investment income on assigned capital	3	3	3	4	3	—	(25%)	10	13	30%
Charge for invested capital	(1)	—	(1)	—	—	100%	—	(2)	(1)	50%

Total net investment income	84	88	90	89	88	5%	(1%)	326	355	9%
Net realized capital gains — core	—	—	—	—	—	—	—	—	—	—

Total core revenues	140	144	150	151	152	9%	1%	538	597	11%

Net realized gains (losses), before tax and DAC, excluded from core revenues	(2)	(3)	5	(21)	(22)	NM	(5%)	(16)	(41)	(156%)

Total revenues	138	141	155	130	130	(6%)	—	522	556	7%

Benefits and Expenses
Benefits and losses
Death benefits	(1)	—	(1)	—	—	100%	—	—	(1)	—
Other contract benefits	13	12	12	12	12	(8%)	—	52	48	(8%)
Change in reserve	(5)	(6)	(5)	(6)	(6)	(20%)	—	(10)	(23)	(130%)
Sales inducements	—	—	—	—	1	—	—	—	1	—
Interest credited on G/A assets	54	56	56	56	56	4%	—	208	224	8%

Total benefits and losses	61	62	62	62	63	3%	2%	250	249	—

Other insurance expenses
Commissions & wholesaling expenses	20	23	24	24	24	20%	—	79	95	20%
Operating expenses	55	49	54	50	61	11%	22%	185	214	16%
Premium taxes and other expenses	(3)	1	—	—	(1)	67%	—	(3)	—	100%

Subtotal — expenses before deferral	72	73	78	74	84	17%	14%	261	309	18%

Deferred policy acquisition costs	(39)	(33)	(33)	(34)	(39)	—	(15%)	(125)	(139)	(11%)

Total other insurance expense	33	40	45	40	45	36%	13%	136	170	25%

Amortization of deferred policy acquisition costs [1]	(20)	11	7	25	12	NM	(52%)	1	55	NM

Total benefits and expenses	74	113	114	127	120	62%	(6%)	387	474	22%

Core earnings before income taxes	66	31	36	24	32	(52%)	33%	151	123	(19%)
Income tax expense [1]	21	8	10	6	10	(52%)	67%	43	34	(21%)

Core Earnings [1]	$45	$23	$26	$18	$22	(51%)	22%	$108	$89	(18%)

Net realized gains (losses), net of tax and DAC, excluded from core earnings	(1)	(1)	2	(14)	(15)	NM	(7%)	(7)	(28)	NM

Net Income [1]	$44	$22	$28	$4	$7	(84%)	75%	$101	$61	(40%)

RETURN ON ASSETS(After-tax bps)
Core earnings	75.9	36.3	38.9	25.7	30.8	(59%)	20%	47.8	33.4	(30%)
Net Income	74.2	34.7	41.8	5.7	9.8	(87%)	72%	44.7	22.9	(49%)

[1]	The DAC unlock recorded in the three months ended December 31, 2006 and September 30, 2007 increased/(decreased) both core earnings and net income by $20 and $(9), respectively. The effect on each income statement line item is as follows:

	December 31, 2006	September 30, 2007
Amortization of deferred policy acquisition costs	$(31)	$14
Income tax expense	11	(5)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — DEPOSITS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2006	2007	2007	2007	2007	Change	Change	2006	2007	Change
401(k)
Annuity — plan/participant rollovers	$430	$786	$421	$467	$460	7%	(1%)	$1,988	$2,134	7%
Annuity — ongoing contributions	427	497	553	504	511	20%	1%	1,677	2,065	23%

Total 401(k) Annuity	857	1,283	974	971	971	13%	—	3,665	4,199	15%
Mutual funds	86	120	96	94	108	26%	15%	394	418	6%

Total 401(k)	943	1,403	1,070	1,065	1,079	14%	1%	4,059	4,617	14%

403(b)/457
Annuity — plan/participant rollovers	359	89	72	79	102	(72%)	29%	671	342	(49%)
Annuity — ongoing contributions	222	236	222	247	235	6%	(5%)	881	940	7%

Total 403(b)/457 Annuity	581	325	294	326	337	(42%)	3%	1,552	1,282	(17%)
Mutual funds	—	—	6	6	7	—	17%	—	19	—

Total 403(b)/457	581	325	300	332	344	(41%)	4%	1,552	1,301	(16%)

Total Retirement Plans	$1,524	$1,728	$1,370	$1,397	$1,423	(7%)	2%	$5,611	$5,918	5%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month
	2006	2007	2007	2007	2007	Change	Change
401(k)
General account	$1,317	$1,351	$1,303	$1,314	$1,298	(1%)	(1%)
Non-guaranteed separate account	10,718	11,628	12,755	13,371	13,433	25%	—

Total 401(k) — Annuity account value	$12,035	$12,979	$14,058	$14,685	$14,731	22%	—
Mutual fund assets [1]	1,140	1,209	1,320	1,389	1,428	25%	3%

Total 401(k) Assets Under Management	$13,175	$14,188	$15,378	$16,074	$16,159	23%	1%

403(b)/457
General account	$4,577	$4,586	$4,564	$4,610	$4,627	1%	—
Non-guaranteed separate account	6,963	7,167	7,633	7,876	7,736	11%	(2%)

Total 403(b)/457 - Annuity account value	$11,540	$11,753	$12,197	$12,486	$12,363	7%	(1%)
Mutual fund assets	—	—	9	20	26	—	30%

Total 403(b)/457 Assets Under Management	$11,540	$11,753	$12,206	$12,506	$12,389	7%	(1%)

TOTAL RETIREMENT
General account	$5,894	$5,937	$5,867	$5,924	$5,925	1%	—
Non-guaranteed separate account	17,681	18,795	20,388	21,247	21,169	20%	—

Total Retirement Plans account value	$23,575	$24,732	$26,255	$27,171	$27,094	15%	—
Mutual fund assets	1,140	1,209	1,329	1,409	1,454	28%	3%

Total Retirement Plans Assets Under Management	$24,715	$25,941	$27,584	$28,580	$28,548	16%	—

[1]	401K mutual fund assets are predominantly comprised of The Hartford’s 401k plan.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — ACCOUNT VALUE ROLLFORWARD [1]

		THREE MONTHS ENDED
		Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
		2006	2007	2007	2007	2007
401(k)
(EXCLUDING ALL MUTUAL FUNDS)	Beginning balance	$11,004	$12,035	$12,979	$14,058	$14,685
	Deposits	857	1,283	974	971	971
	Surrenders	(475)	(531)	(550)	(599)	(673)
	Death benefits/annuity payouts	(7)	(13)	(7)	(10)	(8)

	Net Flows	375	739	417	362	290
	Change in market value/change in reserve/interest credited	656	205	662	265	(244)

	Ending balance	$12,035	$12,979	$14,058	$14,685	$14,731

403(b)/457
(EXCLUDING ALL MUTUAL FUNDS)	Beginning balance	$10,691	$11,540	$11,753	$12,197	$12,486
	Deposits	581	325	294	326	337
	Surrenders	(231)	(272)	(399)	(306)	(393)
	Death benefits/annuity payouts	(17)	(15)	(12)	(12)	(12)

	Net Flows	333	38	(117)	8	(68)
	Change in market value/change in reserve/interest credited	516	175	561	281	(55)

	Ending balance	$11,540	$11,753	$12,197	$12,486	$12,363

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
INCOME STATEMENTS

							Year Over
	THREE MONTHS ENDED						Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,		Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2006	2007	2007		2007	2007	Change	Change	2006	2007	Change
Revenues
Premiums and other considerations
Variable annuity fees	$18	$19	$13		$20	$21	17%	5%	$65	$73	12%
Cost of insurance charges	12	12	20		20	10	(17%)	(50%)	37	62	68%
Mutual fund and other fees	8	30	20		57	9	13%	(84%)	23	116	NM

Total fee income	38	61		53	97	40	5%	(59%)	125	251	101%

Direct premiums	105	168		191	411	217	107%	(47%)	607	987	63%

Total premiums and other considerations	143	229		244	508	257	80%	(49%)	732	1,238	69%

Net investment income
Net investment income on G/A assets	270	284		299	311	312	16%	—	984	1,206	23%
Net investment income on assigned capital	5	7		9	9	9	80%	—	20	34	70%
Charge for invested capital	(1)	—		—	—	1	NM	—	(1)	1	NM

Total net investment income	274	291		308	320	322	18%	1%	1,003	1,241	24%
Net realized capital gains — core	—	—		—	1	1	—	—	1	2	100%

Total core revenues	417	520		552	829	580	39%	(30%)	1,736	2,481	43%
Net realized gains (losses), before tax and DAC, excluded from core revenues	27	(3)		(20)	(47)	(120)	NM	(155%)	(38)	(190)	NM

Total revenues	444	517		532	782	460	4%	(41%)	1,698	2,291	35%

Benefits and Expenses
Benefits and losses
Death benefits	13	12		26	22	11	(15%)	(50%)	41	71	73%
Other contract benefits	93	97		103	107	117	26%	9%	345	424	23%
Change in reserve	96	154		174	396	192	100%	(52%)	576	916	59%
Interest credited on G/A assets	145	154		171	167	171	18%	2%	522	663	27%

Total benefits and losses	347	417		474	692	491	41%	(29%)	1,484	2,074	40%

Other insurance expenses
Commissions & wholesaling expenses	15	15		18	15	15	—	—	46	63	37%
Operating expenses	20	18		19	19	23	15%	21%	69	79	14%
Premium taxes and other expenses	12	24		6	56	7	(42%)	(88%)	25	93	NM

Subtotal — expenses before deferral	47	57		43	90	45	(4%)	(50%)	140	235	68%
Deferred policy acquisition costs	(22)	(19)		(13)	(9)	(9)	59%	—	(62)	(50)	19%

Total other insurance expense	25	38		30	81	36	44%	(56%)	78	185	137%
Amortization of deferred policy acquisition costs [1]	10	15		2	2	4	(60%)	100%	32	23	(28%)

Total benefits and expenses	382	470		506	775	531	39%	(31%)	1,594	2,282	43%

Core earnings before income taxes	35	50		46	54	49	40%	(9%)	142	199	40%
Income tax expense	10	15		14	16	14	40%	(13%)	39	59	51%

Core Earnings [1]	$25	$35		$32	$38	$35	40%	(8%)	$103	$140	36%
Net realized gains (losses), net of tax and DAC, excluded from core earnings	17	(2)		(13)	(30)	(78)	NM	(160%)	(25)	(123)	NM

Net Income [1]	$42	$33		$19	$8	$(43)	(58%)	NM	$78	$17	(78%)

RETURN ON ASSETS(After-tax bps)
Core earnings	20.2	26.8		23.3	26.1	23.0	14%	(12%)	21.9	24.9	14%
Net Income	33.9	25.2		13.8	5.5	(28.2)	NM	NM	16.6	3.0	(82%)

[1]	The DAC unlock recorded in the three months ended September 30, 2007 decreased amortization of deferred policy acquisition costs by $1, after-tax.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — DEPOSITS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2006	2007	2007	2007	2007	Change	Change	2006	2007	Change
Institutional
Structured settlements	$162	$278	$286	$235	$267	65%	14%	$623	$1,066	71%
Institutional annuities	27	5	43	257	10	(63%)	(96%)	273	315	15%
Guaranteed interest products	874	855	784	831	115	(87%)	(86%)	2,774	2,585	(7%)
Other	235	51	158	58	114	(51%)	97%	503	381	(24%)

Subtotal	1,298	1,189	1,271	1,381	506	(61%)	(63%)	4,173	4,347	4%
Mutual funds	286	309	298	571	504	76%	(12%)	1,152	1,682	46%

Total Institutional	1,584	1,498	1,569	1,952	1,010	(36%)	(48%)	5,325	6,029	13%

Private Placement Life Insurance
Corporate owned	549	1,390	786	2,569	450	(18%)	(82%)	1,006	5,195	NM
Private clients	10	7	3	10	4	(60%)	(60%)	45	24	(47%)

Total Private Placement Life Insurance	559	1,397	789	2,579	454	(19%)	(82%)	1,051	5,219	NM

Total Institutional Solutions Group	$2,143	$2,895	$2,358	$4,531	$1,464	(32%)	(68%)	$6,376	$11,248	76%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month
	2006	2007	2007	2007	2007	Change	Change
INSTITUTIONAL
General account	$17,249	$18,166	$18,899	$19,701	$19,731	14%	—
Guaranteed separate account	417	416	407	413	421	1%	2%
Non-guaranteed separate account	4,548	4,577	4,821	4,927	4,951	9%	—

Total Institutional account value	22,214	23,159	24,127	25,041	25,103	13%	—
Mutual fund assets	2,567	2,669	2,956	3,398	3,581	40%	5%

Total Institutional Assets Under Management	$24,781	$25,828	$27,083	$28,439	$28,684	16%	1%

PRIVATE PLACEMENT LIFE INSURANCE
General account	$7	$59	$3	$2	$4	(43%)	100%
Non-guaranteed separate account	26,124	27,780	29,050	32,039	32,788	26%	2%

Total Private Placement Life Insurance account value	26,131	27,839	29,053	32,041	32,792	25%	2%

TOTAL INSTITUTIONAL SOLUTIONS GROUP
General account	$17,256	$18,225	$18,902	$19,703	$19,735	14%	—
Guaranteed separate account	417	416	407	413	421	1%	2%
Non-guaranteed separate account	30,672	32,357	33,871	36,966	37,739	23%	2%

Total Institutional Solutions Group account value	48,345	50,998	53,180	57,082	57,895	20%	1%
Mutual fund assets	2,567	2,669	2,956	3,398	3,581	40%	5%

Total Institutional Solutions Group Assets Under Management	$50,912	$53,667	$56,136	$60,480	$61,476	21%	2%

BY PRODUCT

Institutional
Structured settlements	$5,267	$5,543	$5,827	$6,063	$6,322	20%	4%
Institutional annuities	2,849	2,838	2,866	3,114	3,113	9%	—
Guaranteed interest products	9,308	9,946	10,363	10,676	10,421	12%	(2%)
Other	4,790	4,832	5,071	5,188	5,247	10%	1%

Total Institutional	22,214	23,159	24,127	25,041	25,103	13%	—

Private Placement Life Insurance	26,131	27,839	29,053	32,041	32,792	25%	2%

Total Institutional Solutions Group account value	48,345	50,998	53,180	57,082	57,895	20%	1%

Institutional Mutual Fund Assets	2,567	2,669	2,956	3,398	3,581	40%	5%

Total Institutional Solutions Group Assets Under Management	$50,912	$53,667	$56,136	$60,480	$61,476	21%	2%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — ACCOUNT VALUE AND ASSET ROLLFORWARD [1]

		THREE MONTHS ENDED
		Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
		2006	2007	2007	2007	2007
INSTITUTIONAL
(EXCLUDING ALL MUTUAL FUNDS)	Beginning balance	$21,010	$22,214	$23,159	$24,127	$25,041
	Deposits	1,298	1,189	1,271	1,381	506
	Surrenders	(420)	(411)	(562)	(730)	(572)
	Death benefits/annuity payouts	(140)	(151)	(147)	(150)	(161)

	Net Flows	738	627	562	501	(227)
	Change in market value/change in reserve/interest credited	466	318	406	413	289

	Ending balance	$22,214	$23,159	$24,127	$25,041	$25,103

PRIVATE PLACEMENT LIFE INSURANCE
	Beginning balance	$25,125	$26,131	$27,839	$29,053	$32,041
	Deposits	559	1,397	789	2,579	454
	Surrenders	(4)	(3)	(1)	(2)	(29)
	Death benefits/annuity payouts	(14)	(27)	(18)	(11)	(27)

	Net Flows	541	1,367	770	2,566	398
	Change in market value/change in reserve/interest credited	469	398	495	462	372
	Other [2]	(4)	(57)	(51)	(40)	(19)

	Ending balance	$26,131	$27,839	$29,053	$32,041	$32,792

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Primarily consists of cost of insurance and M&E charges.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2006	2007	2007	2007	2007	Change	Change	2006	2007	Change
Revenues
Premiums and other considerations
Variable life fees	$17	$17	$19	$19	$20	18%	5%	$66	$75	14%
Cost of insurance charges	128	130	132	134	137	7%	2%	498	533	7%
Other fees [1]	131	68	66	53	75	(43%)	42%	321	262	(18%)

Total fee income	276	215	217	206	232	(16%)	13%	885	870	(2%)

Direct premiums	26	25	28	28	30	15%	7%	95	111	17%
Reinsurance premiums	(43)	(40)	(41)	(42)	(50)	(16%)	(19%)	(148)	(173)	(17%)

Net premiums	(17)	(15)	(13)	(14)	(20)	(18%)	(43%)	(53)	(62)	(17%)

Total premiums and other considerations	259	200	204	192	212	(18%)	10%	832	808	(3%)

Net investment income
Net investment income on G/A assets	87	89	91	92	94	8%	2%	341	366	7%
Net investment income on assigned capital	3	3	3	3	3	—	—	11	12	9%
Charge for invested capital	(6)	(5)	(5)	(4)	(5)	17%	(25%)	(28)	(19)	32%

Total net investment income	84	87	89	91	92	10%	1%	324	359	11%
Net realized capital (losses) — core	(1)	—	(1)	—	—	100%	—	(1)	(1)	—

Total core revenues	342	287	292	283	304	(11%)	7%	1,155	1,166	1%

Net realized gains (losses), before tax and DAC, excluded from core revenues	(4)	9	(2)	(16)	(18)	NM	(13%)	(24)	(27)	(13%)

Total revenues	338	296	290	267	286	(15%)	7%	1,131	1,139	1%

Benefits and Expenses
Benefits and losses
Death benefits	57	70	74	78	76	33%	(3%)	251	298	19%
Other contract benefits	7	6	6	6	6	(14%)	—	27	24	(11%)
Change in reserve	(4)	(3)	(5)	(4)	1	NM	NM	(18)	(11)	39%
Interest credited on G/A assets	62	63	61	63	64	3%	2%	237	251	6%

Total benefits and losses	122	136	136	143	147	20%	3%	497	562	13%

Other insurance expenses
Commissions & wholesaling expenses	66	59	59	58	69	5%	19%	239	245	3%
Operating expenses	69	63	64	65	71	3%	9%	251	263	5%
Dividends to policyholders	1	1	—	1	1	—	—	3	3	—
Premium taxes and other expenses	10	12	13	8	16	60%	100%	42	49	17%

Subtotal — expenses before deferral	146	135	136	132	157	8%	19%	535	560	5%
Deferred policy acquisition costs	(99)	(87)	(87)	(88)	(105)	(6%)	(19%)	(356)	(367)	(3%)

Total other insurance expense	47	48	49	44	52	11%	18%	179	193	8%

Amortization of deferred policy acquisition costs and present value of future profits [1]	132	36	42	1	48	(64%)	NM	242	127	(48%)

Total benefits and expenses	301	220	227	188	247	(18%)	31%	918	882	(4%)

Core earnings before income taxes	41	67	65	95	57	39%	(40%)	237	284	20%
Income tax expense [1]	12	21	19	31	17	42%	(45%)	71	88	24%

Core earnings [1] [2]	$29	$46	$46	$64	$40	38%	(38%)	$166	$196	18%

Net realized gains (losses), net of tax and DAC, excluded from core earnings	(2)	6	(2)	(9)	(9)	NM	—	(16)	(14)	13%

Net income [1] [2]	$27	$52	$44	$55	$31	15%	(44%)	$150	$182	21%

Earnings Margin(After-tax)
Core earnings	8.5%	16.0%	15.8%	22.6%	13.2%	4.70	(9.40)	14.4%	16.8%	2.40
Net Income	8.0%	17.6%	15.2%	20.6%	10.8%	2.80	(9.80)	13.3%	16.0%	2.70
[1]	The DAC unlock recorded in the three months ended December 31, 2006 and September 30, 2007 (decreased)/increased both core earnings and net income by $(18) and $16, respectively. The effect on each income statement line item is as follows:

	December 31, 2006	September 30, 2007
Other Fees	$48	$(13)
Amortization of deferred policy acquisition costs	76	(37)
Income tax expense (benefit)	(10)	8

[2]	The three months ended December 31, 2007 includes an additional SOP 03-1 reserve of $5, after the effects of DAC amortization and taxes, related to the implementation of the Company’s AG38 capital solution.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
SUPPLEMENTAL DATA

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2006	2007	2007	2007	2007	Change	Change	2006	2007	Change
SALES BY DISTRIBUTION
Wirehouse/regional broker-dealer	$28	$20	$27	$26	$30	7%	15%	$86	$103	20%
Banks	14	10	10	11	13	(7%)	18%	41	44	7%
Independent broker-dealer/WFS	24	14	17	17	22	(8%)	29%	74	70	(5%)
Life professional/other	23	16	14	15	24	4%	60%	83	69	(17%)

Total sales by distribution	$89	$60	$68	$69	$89	—	29%	$284	$286	1%

SALES. BY PRODUCT
Variable life	$36	$26	$33	$33	$38	6%	15%	$115	$130	13%
Universal life/whole life	47	30	29	31	46	(2%)	48%	150	136	(9%)
Term life/other	6	4	6	5	5	(17%)	—	19	20	5%

Total sales by product	$89	$60	$68	$69	$89	—	29%	$284	$286	1%

ACCOUNT VALUE
General account	$5,233	$5,334	$5,413	$5,486	$5,591	7%	2%
Separate account	6,138	6,244	6,692	6,884	6,758	10%	(2%)

Total account value	$11,371	$11,578	$12,105	$12,370	$12,349	9%	—

ACCOUNT VALUE BY PRODUCT
Variable life	$6,637	$6,754	$7,206	$7,402	$7,284	10%	(2%)
Universal life/interest sensitive whole life	4,035	4,126	4,208	4,285	4,388	9%	2%
Modified guaranteed life	584	580	573	564	555	(5%)	(2%)
Other	115	118	118	119	122	6%	3%

Total account value by product	$11,371	$11,578	$12,105	$12,370	$12,349	9%	—

LIFE INSURANCE IN FORCE
Variable life	$73,770	$74,439	$75,496	$76,498	$77,566	5%	1%
Universal life/interest sensitive whole life	45,230	46,013	46,750	47,581	48,636	8%	2%
Term life	44,175	46,053	48,536	50,641	52,298	18%	3%
Modified guaranteed life	727	718	702	687	671	(8%)	(2%)
Other	325	323	319	316	312	(4%)	(1%)

Total life insurance in force	$164,227	$167,546	$171,803	$175,723	$179,483	9%	2%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
ACCOUNT VALUE ROLLFORWARD

		THREE MONTHS ENDED
		Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
		2006	2007	2007	2007	2007
VARIABLE LIFE	Beginning balance	$6,242	$6,637	$6,754	$7,206	$7,402
	First year & single premiums	86	77	87	92	93
	Renewal premiums	143	156	140	134	155

	Premiums and deposits	229	233	227	226	248
	Surrenders	(114)	(86)	(89)	(77)	(91)
	Death benefits	(10)	(24)	(14)	(18)	(13)

	Net Flows	105	123	124	131	144
	Policy fees	(121)	(124)	(125)	(127)	(130)
	Change in market value/interest credited	411	118	453	192	(132)

	Ending balance	$6,637	$6,754	$7,206	$7,402	$7,284

OTHER [1]	Beginning balance	$4,635	$4,734	$4,824	$4,899	$4,968
	First year & single premiums	126	111	105	97	111
	Renewal premiums	114	119	109	115	126

	Premiums and deposits	240	230	214	212	237
	Surrenders	(59)	(53)	(52)	(54)	(43)
	Death benefits	(19)	(23)	(21)	(20)	(25)

	Net Flows	162	154	141	138	169
	Policy fees	(117)	(120)	(122)	(125)	(129)
	Change in market value/interest credited	54	56	56	56	57

	Ending balance	$4,734	$4,824	$4,899	$4,968	$5,065

TOTAL INDIVIDUAL LIFE	Beginning balance	$10,877	$11,371	$11,578	$12,105	$12,370
	First year & single premiums	212	188	192	189	204
	Renewal premiums	257	275	249	249	281

	Premiums and deposits	469	463	441	438	485
	Surrenders	(173)	(139)	(141)	(131)	(134)
	Death benefits	(29)	(47)	(35)	(38)	(38)

	Net Flows	267	277	265	269	313
	Policy fees	(238)	(244)	(247)	(252)	(259)
	Change in market value/interest credited	465	174	509	248	(75)

	Ending balance	$11,371	$11,578	$12,105	$12,370	$12,349

[1]	Includes Universal Life, Interest Sensitive Whole Life, Modified Guaranteed Life Insurance and other.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GROUP BENEFITS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2006	2007	2007	2007	2007	Change	Change	2006	2007	Change
Revenues
Premiums and other considerations
ASO fees	$9	$8	$9	$8	$9	—	13%	$37	$34	(8%)
Other fees	—	1	(1)	—	1	—	—	—	1	—

Total fee income	9	9	8	8	10	11%	25%	37	35	(5%)
Direct premiums	993	1,027	1,030	996	1,015	2%	2%	3,869	4,068	5%
Reinsurance premiums	55	49	53	57	39	(29%)	(32%)	243	198	(19%)

Net premiums	1,048	1,076	1,083	1,053	1,054	1%	—	4,112	4,266	4%

Total premiums and other considerations	1,057	1,085	1,091	1,061	1,064	1%	—	4,149	4,301	4%

Net investment income
Net investment income on G/A assets	92	99	98	96	96	4%	—	365	389	7%
Net investment income on assigned capital	13	19	19	19	19	46%	—	50	76	52%

Total net investment income	105	118	117	115	115	10%	—	415	465	12%
Net realized capital gains — core	1	—	—	3	4	NM	33%	1	7	NM

Total core revenues	1,163	1,203	1,208	1,179	1,183	2%	—	4,565	4,773	5%
Net realized gains (losses), before tax and DAC, excluded from core revenues	—	2	(6)	(13)	(20)	—	(54%)	(14)	(37)	(164%)

Total revenues	1,163	1,205	1,202	1,166	1,163	—	—	4,551	4,736	4%

Benefits and Expenses
Benefits and losses
Death benefits	268	266	267	265	261	(3%)	(2%)	1,035	1,059	2%
Other contract benefits [1]	470	479	479	475	497	6%	5%	1,804	1,930	7%
Change in reserve [1]	12	61	47	25	(13)	NM	NM	163	120	(26%)

Total benefits and losses	750	806	793	765	745	(1%)	(3%)	3,002	3,109	4%
Other insurance expenses
Commissions & wholesaling expenses	142	156	147	135	144	1%	7%	561	582	4%
Operating expenses	144	133	129	137	150	4%	9%	526	549	4%
Premium taxes and other expenses	18	20	9	22	22	22%	—	78	73	(6%)

Subtotal — expenses before deferral	304	309	285	294	316	4%	7%	1,165	1,204	3%
Deferred policy acquisition costs	(22)	(20)	(11)	(21)	(21)	5%	—	(64)	(73)	(14%)

Total other insurance expense	282	289	274	273	295	5%	8%	1,101	1,131	3%
Amortization of deferred policy acquisition costs	11	17	18	13	14	27%	8%	41	62	51%

Total benefits and expenses	1,043	1,112	1,085	1,051	1,054	1%	—	4,144	4,302	4%
Core earnings before income taxes	120	91	123	128	129	8%	1%	421	471	12%
Income tax expense	32	23	37	36	37	16%	3%	114	133	17%

Core earnings	$88	$68	$86	$92	$92	5%	—	$307	$338	10%
Net realized gains (losses), net of tax and DAC, excluded from core earnings	—	1	(3)	(9)	(12)	—	(33%)	(9)	(23)	(156%)

Net income	$88	$69	$83	$83	$80	(9%)	(4%)	$298	$315	6%

After-Tax Profit as % of Revenues
Core Earnings	7.6%	5.7%	7.2%	7.8%	7.8%	0.20	—	6.8%	7.1%	0.30
Net Income	7.6%	5.8%	7.0%	7.1%	6.9%	(0.70)	(0.20)	6.6%	6.7%	0.10
[1]	During the three months ended December 31, 2007, a reserve commutation of approximately $30 reduced change in reserve and correspondingly increased other contract benefits upon settlement.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GROUP BENEFITS
SUPPLEMENTAL DATA

							Year Over
		THREE MONTHS ENDED					Year	Sequential		YEAR ENDED
		Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month		DECEMBER 31,
		2006	2007	2007	2007	2007	Change	Change	2006	2007	Change
PREMIUMS	Fully Insured — Ongoing Premiums
	Group disability	$457	$470	$463	$459	$466	2%	2%	$1,800	$1,858	3%
	Group life	458	473	483	482	488	7%	1%	1,830	1,926	5%
	Other	126	122	122	112	99	(21%)	(12%)	470	455	(3%)

	Total fully insured — ongoing premiums	1,041	1,065	1,068	1,053	1,053	1%	—	4,100	4,239	3%

	Total buyouts [1]	7	11	15	—	1	(86%)	—	12	27	125%

	Total premiums	1,048	1,076	1,083	1,053	1,054	1%	—	4,112	4,266	4%
	Group disability — premium equivalents [2]	90	85	84	85	78	(13%)	(8%)	334	332	(1%)

	Total premiums and premium equivalents	$1,138	$1,161	$1,167	$1,138	$1,132	(1%)	(1%)	$4,446	$4,598	3%

SALES (GROSS	Fully Insured — Ongoing Sales
ANNUALIZED	Group disability	$39	$177	$40	$54	$54	38%	—	$316	$325	3%
NEW PREMIUMS)	Group life [3]	55	156	66	67	75	36%	12%	429	364	(15%)
	Other	17	53	13	4	11	(35%)	175%	116	81	(30%)

	Total fully insured — ongoing sales	111	386	119	125	140	26%	12%	861	770	(11%)

	Total buyouts [1]	—	2	24	—	—	—	—	5	26	NM

	Total sales	111	388	143	125	140	26%	12%	866	796	(8%)
	Group disability premium equivalents [2]	6	54	13	22	17	183%	(23%)	110	106	(4%)

	Total sales and premium equivalents	$117	$442	$156	$147	$157	34%	7%	$976	$902	(8%)

RATIOS [3]	Loss Ratio	70.8%	74.0%	72.3%	72.1%	70.0%	(0.8)	(2.1)	72.3%	72.1%	(0.2)
	Expense Ratio	27.9%	28.5%	27.1%	27.0%	29.1%	1.2	2.1	27.6%	27.9%	0.3

GAAP RESERVES [4]	Group disability	$4,535	$4,590	$4,652	$4,667	$4,616	2%	(1%)
	Group life	1,269	1,276	1,269	1,281	1,315	4%	3%
	Other	173	178	168	168	176	2%	5%

	Total GAAP reserves	$5,977	$6,044	$6,089	$6,116	$6,107	2%	—

[1]	Takeover of open claim liabilities and other non-recurring premium amounts.

[2]	Administrative services only (ASO) fees and claims under claim management agreements.

[3]	Ratios calculated excluding the effects of buyout premiums.

[4]	Reserve balances are net of reinsurance recoverables of $236, $230, $219, $221, and $261 as of 4Q 2006, 1Q 2007, 2Q 2007, 3Q 2007, and 4Q 2007 respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL
HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Months	3 Months	DECEMBER 31,
	2006	2007	2007	2007	2007	Change	Change	2006	2007	Change
CORE EARNINGS
Japan operations	$111	$62	$63	$88	$68	(39%)	(23%)	$268	$281	5%
Other international operations	(10)	(7)	(4)	(9)	(7)	30%	22%	(21)	(27)	(29%)

Core earnings	$101	$55	$59	$79	$61	(40%)	(23%)	247	254	3%

JAPAN DEPOSITS — Dollars
Individual Annuity
Variable	$1,167	$1,678	$1,754	$1,803	$1,086	(7%)	(40%)	$5,833	$6,321	8%
Fixed MVA	36	28	12	24	20	(44%)	(17%)	274	84	(69%)

Total deposits by product	$1,203	$1,706	$1,766	$1,827	$1,106	(8%)	(39%)	$6,107	$6,405	5%

JAPAN DEPOSITS — Yen
Individual Annuity
Variable	¥137,283	¥199,523	¥211,961	¥212,415	¥122,808	(11%)	(42%)	¥679,548	¥746,707	10%
Fixed MVA	4,216	3,391	1,393	2,792	2,293	(46%)	(18%)	31,850	9,869	(69%)

Total deposits by product	¥141,499	¥202,914	¥213,354	¥215,207	¥125,101	(12%)	(42%)	¥711,398	¥756,576	6%

JAPAN NET FLOWS — Dollars
Individual Annuity
Variable	$695	$1,184	$1,282	$1,386	$646	(7%)	(53%)	$4,169	$4,498	8%
Fixed MVA	23	13	(3)	12	5	(78%)	(58%)	224	27	(88%)

Total net flows by product	$718	$1,197	$1,279	$1,398	$651	(9%)	(53%)	$4,393	$4,525	3%

JAPAN NET FLOWS — Yen
Individual Annuity
Variable	¥81,749	¥140,557	¥154,811	¥163,067	¥73,035	(11%)	(55%)	¥485,597	¥531,470	9%
Fixed MVA	2,679	1,621	(443)	1,354	636	(76%)	(53%)	26,520	3,168	(88%)

Total net flows by product	¥84,428	¥142,178	¥154,368	¥164,421	¥73,671	(13%)	(55%)	¥512,117	¥534,638	4%

JAPAN AUM — Dollars
Individual Annuity
Variable	$29,653	$31,148	$32,050	$34,888	$35,793	21%	3%
Fixed MVA	1,690	1,723	1,658	1,785	1,844	9%	3%

Total AUM by product	$31,343	$32,871	$33,708	$36,673	$37,637	20%	3%

JAPAN AUM — Yen
Individual Annuity
Variable	¥3,533,426	¥3,677,972	¥3,958,157	¥4,012,693	¥3,998,563	13%	—
Fixed MVA	201,362	203,489	204,729	205,275	206,028	2%	—

Total AUM by product	¥3,734,788	¥3,881,461	¥4,162,886	¥4,217,968	¥4,204,591	13%	—

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month		DECEMBER 31,
	2006	2007	2007	2007	2007	Change	Change	2006	2007	Change
Revenues
Premiums and other considerations
Variable annuity fees	$171	$174	$185	$197	$209	22%	6%	$641	$765	19%
Other fees	17	18	14	13	15	(12%)	15%	65	60	(8%)

Total fee income	188	192	199	210	224	19%	7%	706	825	17%

Reinsurance premiums	(2)	(3)	(2)	(3)	(3)	(50%)	—	(8)	(11)	(38%)

Total premiums and other considerations	186	189	197	207	221	19%	7%	698	814	17%

Net investment income
Net investment income on G/A assets	28	28	29	31	29	4%	(6%)	102	117	15%
Net investment income on assigned capital	—	1	1	—	1	—	—	—	3	—

Total net investment income	28	29	30	31	30	7%	(3%)	102	120	18%
Net realized capital (losses) — core	(18)	(17)	(19)	(16)	(16)	11%	—	(63)	(68)	(8%)

Total core revenues	196	201	208	222	235	20%	6%	737	866	18%
Net realized gains (losses), before tax and DAC, excluded from core revenues	1	(3)	(24)	17	(33)	NM	NM	(25)	(43)	(72%)

Total revenues	197	198	184	239	202	3%	(15%)	712	823	16%

Benefits and Expenses
Benefits and losses
Death and other benefits [1]	(37)	2	2	(6)	6	NM	NM	(18)	4	NM
Sales inducements	—	—	—	1	—	—	(100%)	—	1	—
Interest credited on G/A assets	5	6	6	6	7	40%	17%	21	25	19%

Total benefits and losses	(32)	8	8	1	13	NM	NM	3	30	NM

Other insurance expenses
Commissions & wholesaling expenses	84	113	112	120	78	(7%)	(35%)	391	423	8%
Operating expenses	37	33	38	46	50	35%	9%	141	167	18%
Premium taxes and other expenses	6	9	9	6	7	17%	17%	30	31	3%

Subtotal — expenses before deferral	127	155	159	172	135	6%	(22%)	562	621	10%
Deferred policy acquisition costs	(84)	(113)	(115)	(121)	(80)	5%	34%	(402)	(429)	(7%)

Total other insurance expense	43	42	44	51	55	28%	8%	160	192	20%
Amortization of deferred policy acquisition costs [1]	15	56	59	34	62	NM	82%	166	211	27%

Total benefits and expenses	26	106	111	86	130	NM	51%	329	433	32%
Core earnings before income taxes	170	95	97	136	105	(38%)	(23%)	408	433	6%
Income tax expense [1]	59	33	34	48	37	(37%)	(23%)	140	152	9%

Core earnings [1]	$111	$62	$63	$88	$68	(39%)	(23%)	$268	$281	5%
Net realized gains (losses), net of tax and DAC, excluded from core earnings	1	(2)	(16)	10	(20)	NM	NM	(16)	(28)	(75%)

Net income [1]	$112	$60	$47	$98	$48	(57%)	(51%)	$252	$253	—

RETURN ON ASSETS(After-tax bps)
Core earnings	144.9	77.2	75.7	100.0	73.2	(49%)	(27%)	93.3	81.5	(13%)
Net Income	146.2	74.8	56.5	111.4	51.7	(65%)	(54%)	87.7	73.4	(16%)

[1]	The DAC unlock recorded in the three months ended December 31, 2006 and September 30, 2007 increased both core earnings and net income by $53 and $22, respectively. The effect on each income statement line item is as follows:

	December 31, 2006	September 30, 2007
Death and other benefits	$(41)	$(9)
Amortization of deferred policy acquisition costs	(41)	(25)
Income tax expense	29	12

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
SUPPLEMENTAL DATA — ACCOUNT VALUE ROLLFORWARD — Dollars

			THREE MONTHS ENDED
			Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
			2006	2007	2007	2007	2007
VARIABLE ANNUITIES		Beginning balance	$28,265	$29,653	$31,148	$32,050	$34,888
	Deposits/Premiums/other		1,167	1,678	1,754	1,803	1,086
	Surrenders		(389)	(394)	(364)	(309)	(321)
	Death benefits/annuitizations/other		(83)	(100)	(108)	(108)	(119)

	Net Flows		695	1,184	1,282	1,386	646
	Change in market value/currency/change in reserve/interest credited		975	29	1,045	(893)	(801)
	Effect of currency translation		(282)	282	(1,425)	2,345	1,060

		Ending balance	$29,653	$31,148	$32,050	$34,888	$35,793

FIXED MVA AND OTHER		Beginning balance	$1,676	$1,690	$1,723	$1,658	$1,785
	Deposits/Premiums/other		36	28	12	24	20
	Surrenders		(7)	(9)	(8)	(4)	(8)
	Death benefits/annuitizations/other		(6)	(6)	(7)	(8)	(7)

	Net Flows		23	13	(3)	12	5
	Change in market value/currency/change in reserve/interest credited		7	4	14	(7)	1
	Effect of currency translation		(16)	16	(76)	122	53

		Ending balance	$1,690	$1,723	$1,658	$1,785	$1,844

TOTAL JAPAN		Beginning balance	$29,941	$31,343	$32,871	$33,708	$36,673
	Deposits/Premiums/other		1,203	1,706	1,766	1,827	1,106
	Surrenders		(396)	(403)	(372)	(313)	(329)
	Death benefits/annuitizations/other		(89)	(106)	(115)	(116)	(126)

	Net Flows		718	1,197	1,279	1,398	651
	Change in market value/change in reserve/interest credited		982	33	1,059	(900)	(800)
	Effect of currency translation		(298)	298	(1,501)	2,467	1,113

		Ending balance	$31,343	$32,871	$33,708	$36,673	$37,637

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
SUPPLEMENTAL DATA — ACCOUNT VALUE ROLLFORWARD — Yen

			THREE MONTHS ENDED
			Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
			2006	2007	2007	2007	2007
VARIABLE ANNUITIES		Beginning balance	¥3,337,133	¥3,533,426	¥3,677,972	¥3,958,157	¥4,012,693
	Deposits/Premiums/other		137,283	199,523	211,961	212,415	122,808
	Surrenders		(45,724)	(47,094)	(44,092)	(36,607)	(36,261)
	Death benefits/annuitizations/other		(9,810)	(11,872)	(13,058)	(12,741)	(13,512)

	Net Flows		81,749	140,557	154,811	163,067	73,035
	Change in market value/change in reserve/interest credited		114,544	3,989	125,374	(108,531)	(87,165)

		Ending balance	3,533,426	3,677,972	3,958,157	4,012,693	3,998,563

FIXED MVA AND OTHER		Beginning balance	197,811	201,362	203,489	204,729	205,275
	Deposits/Premiums/other		4,216	3,391	1,393	2,792	2,293
	Surrenders		(875)	(1,098)	(992)	(529)	(904)
	Death benefits/annuitizations/other		(662)	(672)	(844)	(909)	(753)

	Net Flows		2,679	1,621	(443)	1,354	636
	Change in market value/change in reserve/interest credited		687	693	723	753	767
	Effect of currency translation on USD Fixed Annuity products		185	(187)	960	(1,561)	(650)

		Ending balance	201,362	203,489	204,729	205,275	206,028

TOTAL JAPAN		Beginning balance	3,534,944	3,734,788	3,881,461	4,162,886	4,217,968
	Deposits/Premiums/other		141,499	202,914	213,354	215,207	125,101
	Surrenders		(46,599)	(48,192)	(45,084)	(37,136)	(37,165)
	Death benefits/annuitizations/other		(10,472)	(12,544)	(13,902)	(13,650)	(14,265)

	Net Flows		84,428	142,178	154,368	164,421	73,671
	Change in market value/change in reserve/interest credited		115,231	4,682	126,097	(107,778)	(86,398)
	Effect of currency translation on USD Fixed Annuity products		185	(187)	960	(1,561)	(650)

		Ending balance	¥3,734,788	¥3,881,461	¥4,162,886	¥4,217,968	¥4,204,591

PROPERTY & CASUALTY

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
FINANCIAL HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2006	2007	2007	2007	2007	Change	Change	2006	2007	Change
TOTAL PROPERTY & CASUALTY PREMIUMS
Written premiums	$2,625	$2,622	$2,675	$2,630	$2,513	(4%)	(4%)	$10,662	$10,440	(2%)
Earned premiums	2,628	2,623	2,622	2,628	2,623	—	—	10,433	10,496	1%
TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Personal Lines	108	130	84	78	30	(72%)	(62%)	429	322	(25%)
Small Commercial	133	84	101	119	204	53%	71%	422	508	20%
Middle Market	37	33	34	22	55	49%	150%	207	144	(30%)
Specialty Commercial	13	46	(2)	6	(55)	NM	NM	53	(5)	NM

Ongoing Operations underwriting results	291	293	217	225	234	(20%)	4%	1,111	969	(13%)
Other Operations [1]	(17)	(24)	(120)	(43)	(23)	(35%)	47%	(366)	(210)	43%

Total Property & Casualty underwriting results	$274	$269	$97	$182	$211	(23%)	16%	$745	$759	2%

ONGOING OPERATIONS UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [2]	61.5	61.9	63.6	64.5	65.2	(3.7)	(0.7)	62.4	63.8	(1.4)
Current accident year catastrophes	1.4	1.1	2.0	1.2	2.5	(1.1)	(1.3)	1.9	1.7	0.2
Prior accident years [3]	(0.8)	0.2	(0.5)	(0.4)	(4.8)	4.0	4.4	(0.6)	(1.4)	0.8

Total losses and loss adjustment expenses	62.1	63.1	65.1	65.3	62.8	(0.7)	2.5	63.7	64.1	(0.4)
Expenses	27.1	25.5	26.3	25.9	27.3	(0.2)	(1.4)	25.6	26.3	(0.7)
Policyholder dividends [4]	(0.3)	0.2	0.4	0.2	0.9	(1.2)	(0.7)	0.1	0.4	(0.3)

Combined ratio	88.9	88.8	91.7	91.4	91.1	(2.2)	0.3	89.3	90.8	(1.5)

Catastrophes
Current year	1.4	1.1	2.0	1.2	2.5	(1.1)	(1.3)	1.9	1.7	0.2
Prior year	0.1	(0.2)	0.1	0.3	0.2	(0.1)	0.1	(0.7)	0.1	(0.8)

Catastrophe ratio	1.5	0.9	2.1	1.5	2.6	(1.1)	(1.1)	1.2	1.8	(0.6)

Combined ratio before catastrophes	87.4	87.9	89.6	89.9	88.4	(1.0)	1.5	88.1	89.0	(0.9)

Combined ratio before catastrophes and prior year development [3]	88.3	87.6	90.2	90.6	93.4	(5.1)	(2.8)	88.0	90.5	(2.5)

Total Property & Casualty Income and ROE
Net income	$498	$461	$344	$353	$349	(30%)	(1%)	$1,519	$1,507	(1%)
Core earnings	$448	$448	$362	$405	$414	(8%)	2%	$1,475	$1,629	10%

Core earnings ROE (last 12 months income-equity x-AOCI)
Ongoing Operations		24.3%	23.4%	23.7%	23.2%		(0.5)
Other Operations		(9.2%)	3.4%	5.2%	4.4%		(0.8)
Total Property & Casualty	19.2%	20.9%	21.5%	21.9%	21.4%	2.2	(0.5)

	PROPERTY & CASUALTY
	Dec. 31,	Dec. 31,
	2006	2007	Change
Selected Financial Data
Total Property and Casualty adjusted statutory surplus ($ in billions)	$8.2	$8.5	$0.3
Total Property and Casualty premium to adjusted surplus ratio	1.3	1.2	(0.1)

[1]	The year ended December 31, 2006 included a $243 charge as a result of the agreement with Equitas and the Company’s evaluation of the reinsurance recoverables and allowance for uncollectible reinsurance associated with older, long-term casualty liabilities. The three months ended June 30, 2007 included a $99 charge principally as a result of an adverse arbitration decision.

[2]	The three months ended December 31, 2006 included a current accident year reserve release, totaling 2.2 points, related to Personal Lines auto liability claims, Small Commercial and Middle Market workers’ compensation claims and Small Commercial package business. The three months ended June 30, 2007 included current accident year reserve strengthening, totaling 0.4 points, related to Personal Lines auto liability claims. The three months ended December 31, 2007 included current accident year reserve strengthening, totaling 0.5 points, primarily related to strengthening of reserves for Personal Lines auto liability claims and Small Commercial package business, partially offset by a release of reserves for Small Commercial and Middle Market workers’ compensation claims.

[3]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

[4]	Included in policyholder dividends for the three months ended December 31, 2007 was a 0.8 point increase in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2006	2007	2007	2007	2007	Change	Change	2006	2007	Change
TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Written premiums	$2,625	$2,622	$2,675	$2,630	$2,513	(4%)	(4%)	$10,662	$10,440	(2%)
Change in unearned premium reserve	(3)	(1)	53	2	(110)	NM	NM	229	(56)	NM

Earned premiums	2,628	2,623	2,622	2,628	2,623	—	—	10,433	10,496	1%

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	1,615	1,625	1,664	1,695	1,708	6%	1%	6,507	6,692	3%
Current accident year catastrophes	35	28	52	32	65	86%	103%	199	177	(11%)
Prior accident years [2]	(5)	22	104	28	(106)	NM	NM	296	48	(84%)

Total losses and loss adjustment expenses	1,645	1,675	1,820	1,755	1,667	1%	(5%)	7,002	6,917	(1%)

Underwriting expenses [3]	716	675	695	686	721	1%	5%	2,677	2,777	4%
Dividends to policyholders [4]	(7)	4	10	5	24	NM	NM	9	43	NM

Underwriting results	274	269	97	182	211	(23%)	16%	745	759	2%

Net servicing income	8	11	14	16	11	38%	(31%)	53	52	(2%)
Net investment income	405	413	446	407	421	4%	3%	1,486	1,687	14%
Periodic net coupon settlements on credit derivatives, before-tax	2	3	3	5	4	100%	(20%)	4	15	NM
Other expenses [5]	(55)	(60)	(58)	(64)	(67)	(22%)	(5%)	(223)	(249)	(12%)
Income tax expense	(186)	(188)	(140)	(141)	(166)	11%	(18%)	(590)	(635)	(8%)

Core earnings	448	448	362	405	414	(8%)	2%	1,475	1,629	10%

Add: Net realized capital gains (losses), after-tax [6] [7]	50	13	(18)	(52)	(65)	NM	(25%)	44	(122)	NM

Net income	$498	$461	$344	$353	$349	(30%)	(1%)	$1,519	$1,507	(1%)

Total Property & Casualty effective tax rate — net income	23.3%	29.7%	27.6%	24.2%	27.4%	4.1	3.2	26.6%	27.5%	0.9
Total Property & Casualty effective tax rate — core earnings	29.4%	29.5%	27.9%	25.8%	28.7%	(0.7)	2.9	28.6%	28.0%	(0.6)

[1]	The three months ended December 31, 2006 included a current accident year reserve release of $58, related to Personal Lines auto liability claims, Small Commercial and Middle Market workers’ compensation claims and Small Commercial package business. The three months ended June 30, 2007 included current accident year reserve strengthening of $10, related to Personal Lines auto liability claims. The three months ended December 31, 2007 included current accident year reserve strengthening of $13, primarily related to strengthening of reserves for Personal Lines auto liability claims and Small Commercial package business, partially offset by a release of reserves for Small Commercial and Middle Market workers’ compensation claims.

[2]	The year ended December 31, 2006 included a $243 charge as a result of the agreement with Equitas and the Company’s evaluation of the reinsurance recoverables and allowance for uncollectible reinsurance associated with older, long-term casualty liabilities. The three months ended June 30, 2007 included a $99 charge principally as a result of an adverse arbitration decision. The three months ended December 31, 2007 included $110 of reserve releases related to Small Commercial workers’ compensation claims.

[3]	The year ended December 31, 2006 included a reduction to the Citizens’ assessment of $41. These assessments and reductions thereto related to 2004 and 2005 hurricanes. Citizens’ assessment recoupments totaled $12 for the year ended December 31, 2006 including $4 for the three months ended December 31, 2006. The three months ended March 31, 2007 included Citizens’ assessment recoupments of $4. The three months ended June 30, 2007 and September 30, 2007 included Citizens’ assessment recoupments of $1.

[4]	Included in policyholder dividends for the three months ended December 31, 2007 was a $20 increase in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

[5]	The three months ended March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007 included $14, $12, $12 and $11 of interest charged by Corporate on the amount of capital held by the Property and Casualty operation in excess of the amount needed to support the capital requirements of the Property and Casualty operation.

[6]	The three months ended December 31, 2006 included a $25 after-tax gain on the sale of Omni. Realized capital losses for 2007 are primarily driven by fixed maturity impairments, changes in fair value on non-qualifying derivatives and hedge ineffectiveness on qualifying derivative instruments, partially offset by other investment gains.

[7]	Includes those net realized capital gains (losses) not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2006	2007	2007	2007	2007	Change	Change	2006	2007	Change
ONGOING OPERATIONS UNDERWRITING RESULTS
Written premiums	$2,623	$2,622	$2,674	$2,628	$2,511	(4%)	(4%)	$10,658	$10,435	(2%)
Change in unearned premium reserve	(2)	(1)	53	2	(110)	NM	NM	230	(56)	NM

Earned premiums	2,625	2,623	2,621	2,626	2,621	—	—	10,428	10,491	1%
Losses and loss adjustment expenses

Current accident year before catastrophes [1]	1,615	1,625	1,664	1,695	1,708	6%	1%	6,507	6,692	3%
Current accident year catastrophes	35	28	52	32	65	86%	103%	199	177	(11%)
Prior accident years [2]	(21)	4	(12)	(11)	(126)	NM	NM	(64)	(145)	(127%)

Total losses and loss adjustment expenses	1,629	1,657	1,704	1,716	1,647	1%	(4%)	6,642	6,724	1%
Underwriting expenses [3]	712	669	690	680	716	1%	5%	2,666	2,755	3%
Dividends to policyholders [4]	(7)	4	10	5	24	NM	NM	9	43	NM

Underwriting results	291	293	217	225	234	(20%)	4%	1,111	969	(13%)

Net servicing income	8	11	14	16	11	38%	(31%)	53	52	(2%)
Net investment income	339	351	385	346	357	5%	3%	1,225	1,439	17%
Periodic net coupon settlements on credit derivatives, before-tax	2	3	3	5	4	100%	(20%)	4	15	NM
Other expenses [5]	(54)	(60)	(56)	(63)	(69)	(28%)	(10%)	(222)	(248)	(12%)
Income tax expense	(174)	(178)	(165)	(138)	(155)	11%	(12%)	(644)	(636)	1%

Core earnings	412	420	398	391	382	(7%)	(2%)	1,527	1,591	4%

Add: Net realized capital gains (losses), after-tax [6] [7]	38	9	(14)	(50)	(59)	NM	(18%)	27	(114)	NM

Net income	$450	$429	$384	$341	$323	(28%)	(5%)	$1,554	$1,477	(5%)

Ongoing Operations effective tax rate — net income	22.6%	29.9%	29.1%	24.5%	27.6%	5.0	3.1	27.7%	28.0%	0.3
Ongoing Operations effective tax rate — core earnings	29.6%	29.8%	29.3%	26.1%	28.9%	(0.7)	2.8	29.6%	28.6%	(1.0)

[1]	The three months ended December 31, 2006 included a current accident year reserve release of $58, related to Personal Lines auto liability claims, Small Commercial and Middle Market workers’ compensation claims and Small Commercial package business. The three months ended June 30, 2007 included current accident year reserve strengthening of $10, related to Personal Lines auto liability claims. The three months ended December 31, 2007 included current accident year reserve strengthening of $13, primarily related to strengthening of reserves for Personal Lines auto liability claims and Small Commercial package business, partially offset by a release of reserves for Small Commercial and Middle Market workers’ compensation claims.

[2]	The year ended December 31, 2006 included a net release of catastrophe reserves of $70, primarily related to the 2004 and 2005 hurricanes, a net reserve release of $58 related to allocated loss adjustment expense reserves on workers’ compensation and package business in Small Commercial and a $35 strengthening of construction defects claim reserves in Specialty Commercial. The three months ended December 31, 2007 included $110 of reserve releases related to Small Commercial workers’ compensation claims.

[3]	The year ended December 31, 2006 included a reduction to the Citizens’ assessment of $41. These assessments and reductions thereto related to 2004 and 2005 hurricanes. Citizens’ assessment recoupments totaled $12 for the year ended December 31, 2006 including $4 for the three months ended December 31, 2006. The three months ended March 31, 2007 included Citizens’ assessment recoupments of $4. The three months ended June 30, 2007 and September 30, 2007 included Citizens’ assessment recoupments of $1.

[4]	Included in policyholder dividends for the three months ended December 31, 2007 was a $20 increase in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

[5]	The three months ended March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007 included $14, $12, $12 and $11 of interest charged by Corporate on the amount of capital held by the Property and Casualty operation in excess of the amount needed to support the capital requirements of the Property and Casualty operation.

[6]	The three months ended December 31, 2006 included a $25 after-tax gain on the sale of Omni. Realized capital losses for 2007 are primarily driven by fixed maturity impairments, changes in fair value on non-qualifying derivatives and hedge ineffectiveness on qualifying derivative instruments, partially offset by other investment gains.

[7]	Includes those net realized capital gains (losses) not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS CONSOLIDATING UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2007

	Personal	Small	Middle	Specialty	Ongoing
	Lines	Commercial	Market	Commercial	Operations
UNDERWRITING RESULTS
Written premiums	$934	$649	$591	$337	$2,511
Change in unearned premium reserve	(51)	(39)	19	(39)	(110)

Earned premiums	985	688	572	376	2,621

Losses and loss adjustment expenses
Current accident year before catastrophes	696	392	378	242	1,708
Current accident year catastrophes	50	3	6	6	65
Prior accident years	(19)	(130)	(41)	64	(126)

Total losses and loss adjustment expenses	727	265	343	312	1,647
Underwriting expenses	228	208	169	111	716
Dividends to policyholders	—	11	5	8	24

Underwriting results	$30	$204	$55	$(55)	$234

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	70.5	56.9	66.1	64.9	65.2
Current accident year catastrophes	5.1	0.4	1.0	1.5	2.5
Prior accident years [1]	(1.9)	(18.8)	(7.1)	16.6	(4.8)

Total losses and loss adjustment expenses	73.8	38.6	59.9	83.0	62.8

Expenses	23.2	30.2	29.6	29.4	27.3
Policyholder dividends	—	1.6	0.8	2.3	0.9

Combined ratio	97.0	70.4	90.3	114.7	91.1

Catastrophes
Current year	5.1	0.4	1.0	1.5	2.5
Prior year	0.1	—	0.5	0.1	0.2

Catastrophe ratio	5.2	0.5	1.5	1.6	2.6

Combined ratio before catastrophes	91.7	69.9	88.8	113.1	88.4

Combined ratio before catastrophes and prior year development [1]	93.7	88.8	96.4	96.6	93.4

[1]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS CONSOLIDATING UNDERWRITING RESULTS
FOR THE YEAR ENDED DECEMBER 31, 2007

	Personal	Small	Middle	Specialty	Ongoing
	Lines	Commercial	Market	Commercial	Operations
UNDERWRITING RESULTS
Written premiums	$3,947	$2,747	$2,257	$1,484	$10,435
Change in unearned premium reserve	58	11	(94)	(31)	(56)

Earned premiums	3,889	2,736	2,351	1,515	10,491

Losses and loss adjustment expenses
Current accident year before catastrophes	2,576	1,594	1,523	999	6,692
Current accident year catastrophes	125	28	15	9	177
Prior accident years	(4)	(209)	(14)	82	(145)

Total losses and loss adjustment expenses	2,697	1,413	1,524	1,090	6,724

Underwriting expenses	870	799	669	417	2,755
Dividends to policyholders	—	16	14	13	43

Underwriting results	$322	$508	$144	$(5)	$969

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	66.2	58.3	64.8	66.0	63.8
Current accident year catastrophes	3.2	1.0	0.7	0.6	1.7
Prior accident years [1]	(0.1)	(7.6)	(0.6)	5.4	(1.4)

Total losses and loss adjustment expenses	69.3	51.6	64.8	72.0	64.1

Expenses	22.4	29.2	28.4	27.5	26.3
Policyholder dividends	—	0.6	0.6	0.9	0.4

Combined ratio	91.7	81.4	93.9	100.4	90.8

Catastrophes
Current year	3.2	1.0	0.7	0.6	1.7
Prior year	0.2	0.2	(0.1)	0.1	0.1

Catastrophe ratio	3.4	1.2	0.5	0.7	1.8

Combined ratio before catastrophes	88.3	80.3	93.4	99.7	89.0

Combined ratio before catastrophes and prior year development [1]	88.6	88.0	93.8	94.4	90.5

[1]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2006	2007	2007	2007	2007	Change	Change	2006	2007	Change
UNDERWRITING RESULTS
Written premiums	$2,623	$2,622	$2,674	$2,628	$2,511	(4%)	(4%)	$10,658	$10,435	(2%)
Change in unearned premium reserve	(2)	(1)	53	2	(110)	NM	NM	230	(56)	NM

Earned premiums	2,625	2,623	2,621	2,626	2,621	—	—	10,428	10,491	1%

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	1,615	1,625	1,664	1,695	1,708	6%	1%	6,507	6,692	3%
Current accident year catastrophes	35	28	52	32	65	86%	103%	199	177	(11%)
Prior accident years [2]	(21)	4	(12)	(11)	(126)	NM	NM	(64)	(145)	(127%)

Total losses and loss adjustment expenses	1,629	1,657	1,704	1,716	1,647	1%	(4%)	6,642	6,724	1%

Underwriting expenses [3]	712	669	690	680	716	1%	5%	2,666	2,755	3%
Dividends to policyholders [4]	(7)	4	10	5	24	NM	NM	9	43	NM

Underwriting results	$291	$293	$217	$225	$234	(20%)	4%	$1,111	$969	(13%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	61.5	61.9	63.6	64.5	65.2	(3.7)	(0.7)	62.4	63.8	(1.4)
Current accident year catastrophes	1.4	1.1	2.0	1.2	2.5	(1.1)	(1.3)	1.9	1.7	0.2
Prior accident years [2] [5]	(0.8)	0.2	(0.5)	(0.4)	(4.8)	4.0	4.4	(0.6)	(1.4)	0.8

Total losses and loss adjustment expenses	62.1	63.1	65.1	65.3	62.8	(0.7)	2.5	63.7	64.1	(0.4)

Expenses	27.1	25.5	26.3	25.9	27.3	(0.2)	(1.4)	25.6	26.3	(0.7)
Policyholder dividends	(0.3)	0.2	0.4	0.2	0.9	(1.2)	(0.7)	0.1	0.4	(0.3)

Combined ratio	88.9	88.8	91.7	91.4	91.1	(2.2)	0.3	89.3	90.8	(1.5)

Catastrophes
Current year	1.4	1.1	2.0	1.2	2.5	(1.1)	(1.3)	1.9	1.7	0.2
Prior year	0.1	(0.2)	0.1	0.3	0.2	(0.1)	0.1	(0.7)	0.1	(0.8)

Catastrophe ratio	1.5	0.9	2.1	1.5	2.6	(1.1)	(1.1)	1.2	1.8	(0.6)

Combined ratio before catastrophes	87.4	87.9	89.6	89.9	88.4	(1.0)	1.5	88.1	89.0	(0.9)

Combined ratio before catastrophes and prior year development [5]	88.3	87.6	90.2	90.6	93.4	(5.1)	(2.8)	88.0	90.5	(2.5)

[1]	The three months ended December 31, 2006 included a current accident year reserve release, totaling $58 or 2.2 points, related to Personal Lines auto liability claims, Small Commercial and Middle Market workers’ compensation claims and Small Commercial package business. The three months ended June 30, 2007 included current accident year reserve strengthening, totaling $10 or 0.4 points, related to Personal Lines auto liability claims. The three months ended December 31, 2007 included current accident year reserve strengthening, totaling $13 or 0.5 points, primarily related to strengthening of reserves for Personal Lines auto liability claims and Small Commercial package business, partially offset by a release of reserves for Small Commercial and Middle Market workers’ compensation claims.

[2]	The year ended December 31, 2006 included a net release of catastrophe reserves of $70, primarily related to the 2004 and 2005 hurricanes, a net reserve release of $58 related to allocated loss adjustment expense reserves on workers’ compensation and package business in Small Commercial and a $35 strengthening of construction defects claim reserves in Specialty Commercial. The three months ended December 31, 2007 included $110 of reserve releases related to Small Commercial workers’ compensation claims.

[3]	The year ended December 31, 2006 included a reduction to the Citizens’ assessment of $41. These assessments and reductions thereto related to 2004 and 2005 hurricanes. Citizens’ assessment recoupments totaled $12 for the year ended December 31, 2006 including $4 for the three months ended December 31, 2006. The three months ended March 31, 2007 included Citizens’ assessment recoupments of $4. The three months ended June 30, 2007 and September 30, 2007 included Citizens’ assessment recoupments of $1.

[4]	Included in policyholder dividends for the three months ended December 31, 2007 was a $20 increase in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

[5]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PERSONAL LINES
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2006	2007	2007	2007	2007	Change	Change	2006	2007	Change
UNDERWRITING RESULTS
Written premiums [1]	$941	$939	$1,039	$1,035	$934	(1%)	(10%)	$3,877	$3,947	2%
Change in unearned premium reserve	(9)	(14)	72	51	(51)	NM	NM	117	58	(50%)

Earned premiums [1]	950	953	967	984	985	4%	—	3,760	3,889	3%

Losses and loss adjustment expenses
Current accident year before catastrophes [2]	593	593	628	659	696	17%	6%	2,396	2,576	8%
Current accident year catastrophes	29	17	32	26	50	72%	92%	120	125	4%
Prior accident years [3]	(8)	4	4	7	(19)	(138%)	NM	(38)	(4)	89%

Total losses and loss adjustment expenses	614	614	664	692	727	18%	5%	2,478	2,697	9%

Underwriting expenses [4]	228	209	219	214	228	—	7%	853	870	2%

Underwriting results	$108	$130	$84	$78	$30	(72%)	(62%)	$429	$322	(25%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [2]	62.7	62.2	65.1	66.9	70.5	(7.8)	(3.6)	63.8	66.2	(2.4)
Current accident year catastrophes	3.0	1.8	3.3	2.6	5.1	(2.1)	(2.5)	3.2	3.2	—
Prior accident years [3] [5]	(0.9)	0.5	0.3	0.7	(1.9)	1.0	2.6	(1.0)	(0.1)	(0.9)

Total losses and loss adjustment expenses	64.8	64.5	68.7	70.1	73.8	(9.0)	(3.7)	65.9	69.3	(3.4)

Expenses	23.8	21.9	22.6	21.9	23.2	0.6	(1.3)	22.7	22.4	0.3

Combined ratio	88.6	86.4	91.3	92.0	97.0	(8.4)	(5.0)	88.6	91.7	(3.1)

Catastrophes
Current year	3.0	1.8	3.3	2.6	5.1	(2.1)	(2.5)	3.2	3.2	—
Prior year	0.3	—	0.3	0.4	0.1	0.2	0.3	(0.4)	0.2	(0.6)

Catastrophe ratio	3.3	1.8	3.6	3.0	5.2	(1.9)	(2.2)	2.8	3.4	(0.6)

Combined ratio before catastrophes	85.3	84.6	87.7	89.0	91.7	(6.4)	(2.7)	85.8	88.3	(2.5)

Combined ratio before catastrophes and prior year development [5] [6]	86.5	84.1	87.7	88.7	93.7	(7.2)	(5.0)	86.4	88.6	(2.2)

COMBINED RATIO
Automobile	92.5	90.7	95.9	95.9	102.3	(9.8)	(6.4)	93.6	96.2	(2.6)
Homeowners	77.5	74.8	79.0	81.9	83.1	(5.6)	(1.2)	74.0	79.8	(5.8)

Total	88.6	86.4	91.3	92.0	97.0	(8.4)	(5.0)	88.6	91.7	(3.1)

[1]	Written premiums for Omni for the three months ended March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2006 were $37, $30, $27 and $14, respectively. Earned premiums for Omni for the three months ended March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2006 were $39, $36, $33 and $19, respectively.

[2]	The three months ended December 31, 2006 included a current accident year reserve release, totaling $29 or 3.1 points, predominantly related to auto liability claims. The three months ended June 30, 2007 included current accident year reserve strengthening, totaling $10 or 1.1 points, related to auto liability claims. The three months ended December 31, 2007 included current accident year reserve strengthening, totaling $19 or 1.9 points, related to auto liability claims.

[3]	The year ended December 31, 2006 included a net release of catastrophe reserves of $14, primarily related to the 2004 and 2005 hurricanes. The three months ended December 31, 2007 included a reserve release of $16 related to auto liability claims.

[4]	The year ended December 31, 2006 included a reduction to the Citizens’ assessment of $19. These assessments and reductions thereto related to 2004 and 2005 hurricanes. Citizens’ assessment recoupments totaled $5 for the year ended December 31, 2006 including $2 for the three months ended December 31, 2006. The three months ended March 31, 2007 included Citizens’ assessment recoupments of $2. The three months ended June 30, 2007 included Citizens’ assessment recoupments of $1.

[5]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

[6]	Excluding the effect of Omni, the Personal Lines combined ratio before catastrophes and prior accident year development for the three months ended December 31, 2006 was 85.8, and for the year ended December 31, 2006 was 85.3.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PERSONAL LINES
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2006	2007	2007	2007	2007	Change	Change	2006	2007	Change
BUSINESS UNIT
WRITTEN PREMIUMS [1]

AARP	$630	$650	$727	$724	$649	3%	(10%)	$2,580	$2,750	7%
Agency	276	269	293	294	267	(3%)	(9%)	1,100	1,123	2%
Other	35	20	19	17	18	(49%)	6%	197	74	(62%)

Total	$941	$939	$1,039	$1,035	$934	(1%)	(10%)	$3,877	$3,947	2%

EARNED PREMIUMS [1]

AARP	$635	$653	$663	$680	$685	8%	1%	$2,466	$2,681	9%
Agency	273	277	282	283	281	3%	(1%)	1,068	1,123	5%
Other	42	23	22	21	19	(55%)	(10%)	226	85	(62%)

Total	$950	$953	$967	$984	$985	4%	—	$3,760	$3,889	3%

PRODUCT LINE
WRITTEN PREMIUMS [1]

Automobile	$694	$699	$739	$732	$678	(2%)	(7%)	$2,856	$2,848	—
Homeowners	247	240	300	303	256	4%	(16%)	1,021	1,099	8%

Total	$941	$939	$1,039	$1,035	$934	(1%)	(10%)	$3,877	$3,947	2%

EARNED PREMIUMS [1]

Automobile	$703	$693	$705	$712	$712	1%	—	$2,792	$2,822	1%
Homeowners	247	260	262	272	273	11%	—	968	1,067	10%

Total	$950	$953	$967	$984	$985	4%	—	$3,760	$3,889	3%

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Written Price Increases/(Decreases)
Automobile	(1%)	—	—	—	—	1%	—	(1%)	—	1%
Homeowners	6%	8%	6%	5%	3%	(3%)	(2%)	5%	5%	—

Premium Retention
Automobile	87%	89%	88%	88%	87%	—	(1%)	87%	88%	1%
Homeowners	93%	100%	97%	94%	93%	—	(1%)	94%	96%	2%

New Business Premium $
Automobile	$117	$117	$115	$108	$84	(28%)	(22%)	$469	$424	(10%)
Homeowners	$39	$37	$39	$36	$28	(28%)	(22%)	$161	$140	(13%)

Policies in force
Automobile	2,276,165	2,313,512	2,342,883	2,359,246	2,349,402	3%	—
Homeowners	1,440,399	1,458,485	1,476,340	1,484,157	1,481,542	3%	—

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SMALL COMMERCIAL
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2006	2007	2007	2007	2007	Change	Change	2006	2007	Change
UNDERWRITING RESULTS
Written premiums	$666	$740	$694	$664	$649	(3%)	(2%)	$2,728	$2,747	1%
Change in unearned premium reserve	(19)	59	10	(19)	(39)	(105%)	(105%)	76	11	(86%)

Earned premiums	685	681	684	683	688	—	1%	2,652	2,736	3%

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	365	397	399	406	392	7%	(3%)	1,509	1,594	6%
Current accident year catastrophes	5	7	12	6	3	(40%)	(50%)	34	28	(18%)
Prior accident years [2]	(20)	(5)	(27)	(47)	(130)	NM	(177%)	(75)	(209)	(179%)

Total losses and loss adjustment expenses	350	399	384	365	265	(24%)	(27%)	1,468	1,413	(4%)

Underwriting expenses [3]	203	197	197	197	208	2%	6%	756	799	6%
Dividends to policyholders [4]	(1)	1	2	2	11	NM	NM	6	16	167%

Underwriting results	$133	$84	$101	$119	$204	53%	71%	$422	$508	20%

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	52.9	58.3	58.4	59.4	56.9	(4.0)	2.5	56.9	58.3	(1.4)
Current accident year catastrophes	0.8	1.0	1.8	0.8	0.4	0.4	0.4	1.3	1.0	0.3
Prior accident years [2] [5]	(3.0)	(0.8)	(3.9)	(6.9)	(18.8)	15.8	11.9	(2.8)	(7.6)	4.8

Total losses and loss adjustment expenses	50.7	58.5	56.3	53.3	38.6	12.1	14.7	55.3	51.6	3.7

Expenses	29.9	28.9	28.8	28.8	30.2	(0.3)	(1.4)	28.5	29.2	(0.7)
Policyholder dividends	(0.1)	0.2	0.2	0.3	1.6	(1.7)	(1.3)	0.2	0.6	(0.4)

Combined ratio	80.5	87.6	85.4	82.4	70.4	10.1	12.0	84.1	81.4	2.7

Catastrophes
Current year	0.8	1.0	1.8	0.8	0.4	0.4	0.4	1.3	1.0	0.3
Prior year	0.4	0.3	0.1	0.1	—	0.4	0.1	(0.7)	0.2	(0.9)

Catastrophe ratio	1.2	1.3	1.9	1.0	0.5	0.7	0.5	0.6	1.2	(0.6)

Combined ratio before catastrophes	79.3	86.3	83.4	81.5	69.9	9.4	11.6	83.5	80.3	3.2

Combined ratio before catastrophes and prior year development [5]	82.7	87.4	87.5	88.5	88.8	(6.1)	(0.3)	85.6	88.0	(2.4)

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Written Price Increases/(Decreases)	—	(1%)	(1%)	(1%)	(3%)	(3%)	(2%)	1%	(2%)	(3%)

Premium Retention	86%	85%	84%	84%	83%	(3%)	(1%)	87%	84%	(3%)

New Business Premium $	$120	$129	$126	$116	$110	(8%)	(5%)	$533	$481	(10%)

Policies in force	991,979	1,005,879	1,020,262	1,031,855	1,038,542	5%	1%

[1]	The three months ended December 31, 2006 included a current accident year reserve release, totaling $22 or 3.1 points, primarily related to workers’ compensation and package business. The three months ended December 31, 2007 included a current accident year reserve release, totaling $24 or 3.5 points, related to workers’ compensation business, substantially offset by current accident year reserve strengthening, totaling $18 or 2.6 points, related to package business.

[2]	The year ended December 31, 2006 included a net reserve release of $35 related to workers’ compensation business, a catastrophe reserve release of $18 primarily related to the 2004 and 2005 hurricanes and a reserve release of $23 related to package business. The three months ended June 30, 2007 included a reserve release of $18 related to workers’ compensation business and a reserve release of $12 related to package business. The three months ended September 30, 2007 included a reserve release of $47 on workers’ compensation business for recent accident years. The three months ended December 31, 2007 included reserve releases of $110 related to workers’ compensation business and a reserve release of $17 related to package business.

[3]	The year ended December 31, 2006 included reductions to the Citizens’ assessments of $10. These assessments and reductions thereto related to 2004 and 2005 hurricanes. Citizens’ assessment recoupments totaled $3 for the year ended December 31, 2006, including $1 for the three months ended December 31, 2006. The three months ended March 31, 2007 included Citizens’ assessment recoupments of $1.

[4]	Included in policyholder dividends for the three months ended December 31, 2007 was a $10 increase in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

[5]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
MIDDLE MARKET
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2006	2007	2007	2007	2007	Change	Change	2006	2007	Change
UNDERWRITING RESULTS
Written premiums	$642	$557	$536	$573	$591	(8%)	3%	$2,445	$2,257	(8%)
Change in unearned premium reserve	36	(48)	(56)	(9)	19	(47%)	NM	(9)	(94)	NM

Earned premiums	606	605	592	582	572	(6%)	(2%)	2,454	2,351	(4%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	382	380	381	384	378	(1%)	(2%)	1,533	1,523	(1%)
Current accident year catastrophes	2	5	5	(1)	6	NM	NM	36	15	(58%)
Prior accident years [2]	2	18	(2)	11	(41)	NM	NM	15	(14)	NM

Total losses and loss adjustment expenses	386	403	384	394	343	(11%)	(13%)	1,584	1,524	(4%)

Underwriting expenses [3]	181	167	168	165	169	(7%)	2%	657	669	2%
Dividends to policyholders	2	2	6	1	5	150%	NM	6	14	133%

Underwriting results	$37	$33	$34	$22	$55	49%	150%	$207	$144	(30%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	64.2	62.9	64.2	66.1	66.1	(1.9)	—	62.6	64.8	(2.2)
Current accident year catastrophes	0.3	0.7	0.9	—	1.0	(0.7)	(1.0)	1.5	0.7	0.8
Prior accident years [2] [4]	0.1	3.1	(0.5)	1.8	(7.1)	7.2	8.9	0.6	(0.6)	1.2

Total losses and loss adjustment expenses	64.6	66.8	64.6	67.9	59.9	4.7	8.0	64.7	64.8	(0.1)

Expenses	29.0	27.6	28.5	28.2	29.6	(0.6)	(1.4)	26.7	28.4	(1.7)
Policyholder dividends	0.2	0.2	1.1	0.3	0.8	(0.6)	(0.5)	0.2	0.6	(0.4)

Combined ratio	93.8	94.6	94.1	96.3	90.3	3.5	6.0	91.6	93.9	(2.3)

Catastrophes
Current year	0.3	0.7	0.9	—	1.0	(0.7)	(1.0)	1.5	0.7	0.8
Prior year	0.4	(0.6)	(0.2)	(0.3)	0.5	(0.1)	(0.8)	—	(0.1)	0.1

Catastrophe ratio	0.7	0.1	0.8	(0.3)	1.5	(0.8)	(1.8)	1.5	0.5	1.0

Combined ratio before catastrophes	93.1	94.5	93.4	96.6	88.8	4.3	7.8	90.1	93.4	(3.3)

Combined ratio before catastrophes and prior year development [4]	93.4	90.7	93.7	94.5	96.4	(3.0)	(1.9)	89.5	93.8	(4.3)

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Written Price Increases/(Decreases)	(6%)	(5%)	(4%)	(3%)	(6%)	—	(3%)	(5%)	(5%)	—

Premium Retention	83%	78%	76%	77%	79%	(4%)	2%	82%	77%	(5%)

New Business Premium $	$115	$106	$97	$93	$94	(18%)	1%	$462	$390	(16%)

Policies in force	78,747	79,244	79,539	79,813	80,377	2%	1%

[1]	The three months ended December 31, 2006 included a current accident year reserve release, totaling $7 or 1.2 points, primarily related to workers’ compensation business. The three months ended December 31, 2007 included current accident year reserve strengthening, totaling $7 or 1.2 points, related to general liability, substantially offset by a current accident year reserve release, totaling $4 or 0.7 points, related to workers’ compensation business.

[2]	The three months ended September 30, 2007 included reserve strengthening of $40 on workers’ compensation business for older accident years, partially offset by a reserve release of $11 on workers’ compensation business for recent accident years. The three months ended December 31, 2007 included a $39 release of general liability reserves for recent accident years.

[3]	The year ended December 31, 2006 included reductions to the Citizens’ assessments of $12. These assessments and reductions thereto related to 2004 and 2005 hurricanes. Citizens’ assessment recoupments totaled $3 for the year ended December 31, 2006, including $1 for the three months ended December 31, 2006. The three months ended March 31, 2007 included Citizens’ assessment recoupments of $1.

[4]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2006	2007	2007	2007	2007	Change	Change	2006	2007	Change
UNDERWRITING RESULTS
Written premiums	$374	$386	$405	$356	$337	(10%)	(5%)	$1,608	$1,484	(8%)
Change in unearned premium reserve	(10)	2	27	(21)	(39)	NM	(86%)	46	(31)	NM

Earned premiums	384	384	378	377	376	(2%)	—	1,562	1,515	(3%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	275	255	256	246	242	(12%)	(2%)	1,069	999	(7%)
Current accident year catastrophes	(1)	(1)	3	1	6	NM	NM	9	9	—
Prior accident years [2]	5	(13)	13	18	64	NM	NM	34	82	141%

Total losses and loss adjustment expenses	279	241	272	265	312	12%	18%	1,112	1,090	(2%)

Underwriting expenses	100	96	106	104	111	11%	7%	400	417	4%
Dividends to policyholders [3]	(8)	1	2	2	8	NM	NM	(3)	13	NM

Underwriting results	$13	$46	$(2)	$6	$(55)	NM	NM	$53	$(5)	NM

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	69.9	65.7	68.0	65.5	64.9	5.0	0.6	68.2	66.0	2.2
Current accident year catastrophes	—	0.1	0.6	0.2	1.5	(1.5)	(1.3)	0.6	0.6	—
Prior accident years [2] [4]	1.9	(3.6)	3.8	5.0	16.6	(14.7)	(11.6)	2.3	5.4	(3.1)

Total losses and loss adjustment expenses	71.7	62.2	72.4	70.7	83.0	(11.3)	(12.3)	71.1	72.0	(0.9)

Expenses	27.2	25.2	27.8	27.7	29.4	(2.2)	(1.7)	25.7	27.5	(1.8)
Policyholder dividends	(2.1)	0.4	0.4	0.3	2.3	(4.4)	(2.0)	(0.1)	0.9	(1.0)

Combined ratio	96.8	87.8	100.6	98.6	114.7	(17.9)	(16.1)	96.7	100.4	(3.7)

Catastrophes
Current year	—	0.1	0.6	0.2	1.5	(1.5)	(1.3)	0.6	0.6	—
Prior year	(1.2)	(1.1)	—	1.2	0.1	(1.3)	1.1	(2.5)	0.1	(2.6)

Catastrophe ratio	(1.2)	(1.0)	0.6	1.4	1.6	(2.8)	(0.2)	(1.9)	0.7	(2.6)

Combined ratio before catastrophes	98.0	88.8	100.0	97.2	113.1	(15.1)	(15.9)	98.5	99.7	(1.2)

Combined ratio before catastrophes and prior year development [4]	95.0	91.4	96.3	93.5	96.6	(1.6)	(3.1)	93.8	94.4	(0.6)

[1]	The three months ended December 31, 2007 included a current accident year reserve release, totaling $3 or 0.8 points, related to workers’ compensation business.

[2]	The year ended December 31, 2006 included reserve increases of $35 for construction defects claims and $20 for workers’ compensation allocated loss adjustment expenses, partially offset by a net catastrophe reserve release of $38, primarily related to the 2004 and 2005 hurricanes. The three months ended December 31, 2007 included a $35 strengthening of workers’ compensation reserves and a $34 strengthening of liability reserves, each primarily for older accident years, partially offset by a $15 reserve release for errors and ommissions claims.

[3]	Included in policyholder dividends for the three months ended December 31, 2007 was a $7 increase in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

[4]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2006	2007	2007	2007	2007	Change	Change	2006	2007	Change
WRITTEN PREMIUMS [1]

Property	$51	$41	$59	$44	$36	(29%)	(18%)	$212	$180	(15%)
Casualty	117	165	147	119	103	(12%)	(13%)	582	534	(8%)
Professional Liability, Fidelity and Surety	187	159	178	173	179	(4%)	3%	697	689	(1%)
Other	19	21	21	20	19	—	(5%)	117	81	(31%)

Total	$374	$386	$405	$356	$337	(10%)	(5%)	$1,608	$1,484	(8%)

EARNED PREMIUMS [1]

Property	$53	$52	$49	$52	$49	(8%)	(6%)	$213	$202	(5%)
Casualty	136	141	138	130	134	(1%)	3%	579	543	(6%)
Professional Liability, Fidelity and Surety	165	170	168	176	171	4%	(3%)	650	685	5%
Other	30	21	23	19	22	(27%)	16%	120	85	(29%)

Total	$384	$384	$378	$377	$376	(2%)	—	$1,562	$1,515	(3%)

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OTHER OPERATIONS
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2006	2007	2007	2007	2007	Change	Change	2006	2007	Change
UNDERWRITING RESULTS
Written premiums	$2	$—	$1	$2	$2	—	—	$4	$5	25%
Change in unearned premium reserve	(1)	—	—	—	—	100%	—	(1)	—	100%

Earned premiums	3	—	1	2	2	(33%)	—	5	5	—

Losses and loss adjustment expenses
Current accident year before catastrophes	—	—	—	—	—	—	—	—	—	—
Current accident year catastrophes	—	—	—	—	—	—	—	—	—	—
Prior accident years [1]	16	18	116	39	20	25%	(49%)	360	193	(46%)

Total losses and loss adjustment expenses	16	18	116	39	20	25%	(49%)	360	193	(46%)

Underwriting expenses	4	6	5	6	5	25%	(17%)	11	22	100%

Underwriting results	$(17)	$(24)	$(120)	$(43)	$(23)	(35%)	47%	$(366)	$(210)	43%

Net investment income	66	62	61	61	64	(3%)	5%	261	248	(5%)
Other expenses	(1)	—	(2)	(1)	2	NM	NM	(1)	(1)	—
Income tax (expense) benefit	(12)	(10)	25	(3)	(11)	8%	NM	54	1	(98%)

Core earnings	36	28	(36)	14	32	(11%)	129%	(52)	38	NM

Add: Net realized capital gains (losses), after-tax	12	4	(4)	(2)	(6)	NM	NM	17	(8)	NM

Net income (loss)	$48	$32	$(40)	$12	$26	(46%)	117%	$(35)	$30	NM

[1]	The year ended December 31, 2006 included a $243 charge as a result of the agreement with Equitas and the Company’s evaluation of the reinsurance recoverables and allowance for uncollectible reinsurance associated with older, long-term casualty liabilities. The year ended December 31, 2006 included environmental reserve strengthening of $43. The three months ended June 30, 2007 included a $99 charge principally as a result of an adverse arbitration decision. The three months ended September 30, 2007 included environmental reserve strengthening of $25.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OTHER OPERATIONS LOSSES AND LOSS ADJUSTMENT EXPENSES

For the Three Months Ended December 31, 2007	Asbestos		Environmental	All Other [1]	Total
Beginning liability — net [2] [3]	$2,085		$290	$1,921	$4,296
Losses and loss adjustment expenses incurred	24		3	(7)	20
Losses and loss adjustment expenses paid	(111)		(42)	(26)	(179)

Ending liability — net [2] [3]	$1,998	[5]	$251	$1,888	$4,137

For the Twelve Months Ended December 31, 2007	Asbestos		Environmental	All Other [1]	Total
Beginning liability — net [2] [3]	$2,242		$316	$1,858	$4,416
Losses and loss adjustment expenses incurred	43		28	122	193
Losses and loss adjustment expenses paid	(287)		(93)	(217)	(597)
Reallocation of reserves for unallocated loss adjustment expenses [4]	—		—	125	125

Ending liability — net [2] [3]	$1,998	[5]	$251	$1,888	$4,137

[1]	“All Other” also includes unallocated loss adjustment expense reserves and the allowance for uncollectible reinsurance.

[2]	Excludes asbestos and environmental net liabilities reported in Ongoing Operations of $9 and $6, respectively, as of December 31, 2007, $9 and $6, respectively, as of September 30, 2007, and $9 and $6, respectively, as of December 31, 2006. Total net losses and loss adjustment expenses incurred in Ongoing Operations for the three and twelve months ended December 31, 2007 includes $4 and $10, respectively, related to asbestos and environmental claims. Total net losses and loss adjustment expenses paid in Ongoing Operations for the three and twelve months ended December 31, 2007 includes $4 and $10, respectively, related to asbestos and environmental claims.

[3]	Gross of reinsurance, asbestos and environmental reserves, including liabilities in Ongoing Operations, were $2,707 and $290, respectively, as of December 31, 2007, $2,808 and $301, respectively, as of September 30, 2007, and $3,242 and $362, respectively, as of December 31, 2006.

[4]	Prior to the second quarter of 2007, the Company evaluated the adequacy of reserves for unallocated loss adjustment expenses on a company-wide basis. During the quarter ended June 30, 2007, the Company refined its analysis of the reserves at a segment level, resulting in the reallocation of reserves among segments, including a reallocation of reserves from Ongoing Operations to Other Operations.

[5]	The one year and average three year net paid amounts for asbestos claims, including Ongoing Operations, are $291 and $291, respectively, resulting in a one year net survival ratio of 6.9 and a three year net survival ratio of 6.9. Net survival ratio is the quotient of the net carried reserves divided by the average annual payment amount and is an indication of the number of years that the net carried reserve would last (i.e. survive) if the future annual claim payments were consistent with the calculated historical average.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PAID AND INCURRED LOSSES AND LOSS ADJUSTMENT EXPENSES (“LAE”)
DEVELOPMENT — ASBESTOS AND ENVIRONMENTAL

	Asbestos [1]		Environmental [1]
	Paid	Incurred	Paid	Incurred
For the Three Months Ended December 31, 2007	Losses & LAE	Losses & LAE	Losses & LAE	Losses & LAE
Gross
Direct	$78	$2	$6	$—
Assumed — Domestic	10	—	3	—
London Market	15	—	1	—
Total	103	2	10	—
Ceded	8	22	32	3
Net	$111	$24	$42	$3

	Asbestos [1]		Environmental [1]
	Paid	Incurred	Paid	Incurred
For the Twelve Months Ended December 31, 2007	Loss & LAE	Loss & LAE	Loss & LAE	Loss & LAE
Gross
Direct	$251	$(289)	$90	$43
Assumed — Domestic	112	72	16	—
London Market	31	76	8	—
Total	394	(141)	114	43
Ceded	(107)	184	(21)	(15)
Net	$287	$43	$93	$28

[1]	Excludes asbestos and environmental paid and incurred loss and LAE reported in Ongoing Operations. Total gross loss and LAE incurred in Ongoing Operations for the three and twelve months ended December 31, 2007 includes $2 and $9, respectively, related to asbestos and environmental claims. Total gross loss and LAE paid in Ongoing Operations for the three and twelve months ended December 31, 2007 includes $3 and $10, respectively, related to asbestos and environmental claims.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNPAID LOSS AND LOSS ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	For the Three Months Ended December 31, 2007
	Personal	Small	Middle	Specialty	Ongoing	Other	Total
	Lines	Commercial	Market	Commercial	Operations	Operations	P&C
Liabilities for unpaid losses and loss adjustment expenses at 10/1/07 - gross	$1,898	$3,520	$4,675	$6,826	$16,919	$5,278	$22,197
Reinsurance and other recoverables	56	182	435	2,373	3,046	982	4,028

Liabilities for unpaid losses and loss adjustment expenses at 10/1/07 - net	1,842	3,338	4,240	4,453	13,873	4,296	18,169

Provision for unpaid losses and loss adjustment expenses
Current accident year before catastrophes	696	392	378	242	1,708	—	1,708
Current accident year catastrophes	50	3	6	6	65	—	65
Prior accident years	(19)	(130)	(41)	64	(126)	20	(106)

Total provision for unpaid losses and loss adjustment expenses	727	265	343	312	1,647	20	1,667

Payments	(608)	(310)	(309)	(199)	(1,426)	(179)	(1,605)

Liabilities for unpaid losses and loss adjustment expenses at 12/31/07 - net	1,961	3,293	4,274	4,566	14,094	4,137	18,231
Reinsurance and other recoverables	81	177	413	2,317	2,988	934	3,922

Liabilities for unpaid losses and loss adjustment expenses at 12/31/07 - gross	$2,042	$3,470	$4,687	$6,883	$17,082	$5,071	$22,153

Earned premiums	$985	$688	$572	$376	$2,621	$2	$2,623
Loss and loss expense paid ratio	61.8	45.2	54.1	52.6	54.5
Loss and loss expense incurred ratio	73.8	38.6	59.9	83.0	62.8
Prior accident year development (pts.)	(1.9)	(18.8)	(7.1)	16.6	(4.8)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNPAID LOSS AND LOSS ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	For the Year Ended December 31, 2007
	Personal	Small	Middle	Specialty	Ongoing	Other	Total
	Lines	Commercial	Market	Commercial	Operations	Operations	P&C
Liabilities for unpaid losses and loss adjustment expenses at 1/1/07 - gross	$1,959	$3,421	$4,517	$6,378	$16,275	$5,716	$21,991
Reinsurance and other recoverables	134	214	477	2,262	3,087	1,300	4,387

Liabilities for unpaid losses and loss adjustment expenses at 1/1/07 - net	1,825	3,207	4,040	4,116	13,188	4,416	17,604

Provision for unpaid losses and loss adjustment expenses
Current accident year before catastrophes	2,576	1,594	1,523	999	6,692	—	6,692
Current accident year catastrophes	125	28	15	9	177	—	177
Prior accident years	(4)	(209)	(14)	82	(145)	193	48

Total provision for unpaid losses and loss adjustment expenses	2,697	1,413	1,524	1,090	6,724	193	6,917

Payments	(2,503)	(1,222)	(1,204)	(764)	(5,693)	(597)	(6,290)
Reallocation of reserves for unallocated loss adjustment expenses [1]	(58)	(105)	(86)	124	(125)	125	—

Liabilities for unpaid losses and loss adjustment expenses at 12/31/07 - net	1,961	3,293	4,274	4,566	14,094	4,137	18,231
Reinsurance and other recoverables	81	177	413	2,317	2,988	934	3,922

Liabilities for unpaid losses and loss adjustment expenses at 12/31/07 - gross	$2,042	$3,470	$4,687	$6,883	$17,082	$5,071	$22,153

Earned premiums	$3,889	$2,736	$2,351	$1,515	$10,491	$5	$10,496
Loss and loss expense paid ratio	64.4	44.7	51.3	50.3	54.3
Loss and loss expense incurred ratio	69.3	51.6	64.8	72.0	64.1
Prior accident year development (pts.)	(0.1)	(7.6)	(0.6)	5.4	(1.4)

[1]	Prior to the second quarter of 2007, the Company evaluated the adequacy of the reserves for unallocated loss adjustment expenses on a company-wide basis. During the second quarter of 2007, the Company refined its analysis of the reserves at the segment level, resulting in the reallocation of reserves among segments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
REINSURANCE RECOVERABLE ANALYSIS

	December 31,	December 31,
	2007	2006
Gross Reinsurance Recoverables
Paid Loss and Loss Adjustment Expenses	$347	$460
Unpaid Loss and Loss Adjustment Expenses	3,788	4,417

Subtotal Gross Reinsurance Recoverables	4,135	4,877

Less: Allowance for Uncollectible Reinsurance	(404)	(412)

Net Reinsurance Recoverables	$3,731	$4,465

	As of December 31, 2007		As of December 31, 2006
Distribution of Gross Reinsurance Recoverables	Amount	% of Total	Amount	% of Total
Gross Reinsurance Recoverables	$4,135		$4,877

Less: Mandatory (Assigned Risk) Pools & Structured Settlements	(642)		(673)

Gross Reinsurance Recoverables Excluding Mandatory Pools & Structured Settlements	$3,493		$4,204

Rated A- (Excellent) or better by A.M. Best [1]	$2,604	74.5%	$3,050	72.5%
Other Rated by A.M. Best	90	2.6%	162	3.9%

Total Rated Companies	2,694	77.1%	3,212	76.4%

Voluntary Pools	195	5.6%	223	5.3%
Captives	230	6.6%	197	4.7%
Other Not Rated Companies	374	10.7%	572	13.6%

Total	$3,493	100.0%	$4,204	100.0%

[1]	Based on A.M. Best ratings as of December 31, 2007 and 2006, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATED INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2006	2007	2007	2007	2007	Change	Change	2006	2007	Change
Earned premiums	$2,628	$2,623	$2,622	$2,628	$2,623	—	—	$10,433	$10,496	1%
Net investment income	405	413	446	407	421	4%	3%	1,486	1,687	14%
Other revenues	118	118	124	126	128	8%	2%	473	496	5%
Net realized capital gains (losses)	17	23	(24)	(75)	(96)	NM	(28%)	9	(172)	NM

Total revenues	3,168	3,177	3,168	3,086	3,076	(3%)	—	12,401	12,507	1%

Losses and loss adjustment expenses [1]	1,645	1,675	1,820	1,755	1,667	1%	(5%)	7,002	6,917	(1%)
Amortization of deferred policy acquisition costs	534	528	528	525	523	(2%)	—	2,106	2,104	—
Insurance operating costs and expenses [2] [3]	175	151	177	166	222	27%	34%	580	716	23%
Other expenses	165	167	168	174	184	12%	6%	643	693	8%

Total benefits and expenses	2,519	2,521	2,693	2,620	2,596	3%	(1%)	10,331	10,430	1%

Income before income taxes	649	656	475	466	480	(26%)	3%	2,070	2,077	—

Income tax expense	151	195	131	113	131	(13%)	16%	551	570	3%

Net income	498	461	344	353	349	(30%)	(1%)	1,519	1,507	(1%)

Less: Net realized capital gains (losses), after-tax [4] [5]	50	13	(18)	(52)	(65)	NM	(25%)	44	(122)	NM

Core earnings	$448	$448	$362	$405	$414	(8%)	2%	$1,475	$1,629	10%

Total Property & Casualty effective tax rate — net income	23.3%	29.7%	27.6%	24.2%	27.4%	4.1	3.2	26.6%	27.5%	0.9
Total Property & Casualty effective tax rate — core earnings	29.4%	29.5%	27.9%	25.8%	28.7%	(0.7)	2.9	28.6%	28.0%	(0.6)

[1]	The year ended December 31, 2006 included a $243 charge as a result of the agreement with Equitas and the Company’s evaluation of the reinsurance recoverables and allowance for uncollectible reinsurance associated with older, long-term casualty liabilities. The three months ended December 31, 2006 included a current accident year reserve release of $58, predominantly related to Personal Lines auto liability claims, Small Commercial and Middle Market workers’ compensation claims and Small Commercial package business. The three months ended June 30, 2007 included prior accident year reserve development of $99, principally as a result of an adverse arbitration decision, and current accident year reserve strengthening of $10, related to Personal Lines auto liability claims. The three months ended December 31, 2007 included $110 of reserve releases related to Small Commerciall workers’ compensation claims. The three months ended December 31, 2007 included current accident year reserve strengthening of $13, primarily related to strengthening of reserves for Personal Lines auto liability claims and Small Commercial package business, partially offset by a release of reserves for Small Commercial and Middle Market workers’ compensation claims.

[2]	The year ended December 31, 2006 included a reduction to the Citizens’ assessment of $41. These assessments and reductions thereto related to 2004 and 2005 hurricanes. Citizens’ assessment recoupments totaled $12 for the year ended December 31, 2006 including $4 for the three months ended December 31, 2006. The three months ended March 31, 2007 included Citizens’ assessment recoupments of $4. The three months ended June 30, 2007 and September 30, 2007 included Citizens’ assessment recoupments of $1.

[3]	Included in policyholder dividends for the three months ended December 31, 2007 was a $20 increase in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

[4]	The three months ended December 31, 2006 included a $25 after-tax gain on the sale of Omni. Realized capital losses for 2007 are primarily driven by fixed maturity impairments, changes in fair value on non-qualifying derivatives and hedge ineffectiveness on qualifying derivative instruments, partially offset by other investment gains.

[5]	Includes those net realized capital gains (losses) not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATED BALANCE SHEETS

	AS OF					Year Over
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Year	Sequential
	2006	2007	2007	2007	2007	Change	Change
Investments
Fixed maturities, available for sale, at fair value	$26,734	$26,808	$27,182	$27,247	$27,205	2%	—
Equity securities, available for sale, at fair value	873	861	947	1,071	1,208	38%	13%
Mortgage loans	409	506	655	685	671	64%	(2%)
Other investments	840	938	1,132	1,217	1,298	55%	7%
Short term investments	444	330	286	170	284	(36%)	67%

Total investments	29,300	29,443	30,202	30,390	30,666	5%	1%

Cash	225	229	190	183	241	7%	32%
Premiums receivable and agents’ balances	3,251	3,312	3,436	3,363	3,254	—	(3%)
Reinsurance recoverables	4,465	4,373	3,966	3,928	3,731	(16%)	(5%)
Deferred policy acquisition costs	1,197	1,201	1,212	1,223	1,228	3%	—
Deferred income tax	608	520	686	633	662	9%	5%
Goodwill	149	149	149	149	149	—	—
Property and equipment, net	543	558	552	569	598	10%	5%
Other assets	1,287	1,475	1,403	1,462	1,312	2%	(10%)

Total assets	$41,025	$41,260	$41,796	$41,900	$41,841	2%	—

Unpaid losses and loss adjustment expenses	$21,991	$21,987	$21,990	$22,197	$22,153	1%	—
Unearned premiums	5,522	5,537	5,576	5,540	5,402	(2%)	(2%)
Debt	—	—	—	—	13	—	—
Other liabilities	3,327	4,623	4,870	4,883	4,855	46%	(1%)

Total liabilities	30,840	32,147	32,436	32,620	32,423	5%	(1%)

Equity, x-AOCI, net of tax	9,851	8,781	9,323	9,214	9,428	(4%)	2%
AOCI, net of tax	334	332	37	66	(10)	NM	NM

Total stockholders’ equity	10,185	9,113	9,360	9,280	9,418	(8%)	1%

Total liabilities and stockholders’ equity	$41,025	$41,260	$41,796	$41,900	$41,841	2%	—

Hartford Fire NAIC RBC	588%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ADJUSTED STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	Sept. 30, 2007	Dec. 31, 2006
Adjusted Statutory Capital and Surplus	$8,401	$8,230
GAAP Adjustments
Deferred policy acquisition costs	1,223	1,197
Deferred taxes	(327)	(320)
Benefit reserves	(102)	(107)
Unrealized gains on investments	87	418
Goodwill	149	149
Non-admitted assets	1,024	939
Other, net	(1,175)	(321)

GAAP Stockholders’ Equity	$9,280	$10,185

INVESTMENTS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
CONSOLIDATED

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEARS ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2006	2007	2007	2007	2007	Change	Change	2006	2007	Change
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$988	$1,002	$1,004	$1,048	$1,051	6%	—	$3,733	$4,105	10%
Tax-exempt	133	133	137	137	141	6%	3%	533	548	3%

Total fixed maturities	1,121	1,135	1,141	1,185	1,192	6%	1%	4,266	4,653	9%
Equities
Available-for-sale	25	28	34	36	41	64%	14%	92	139	51%
Held for trading	1,155	210	1,234	(698)	(601)	NM	14%	1,824	145	(92%)

Total equities	1,180	238	1,268	(662)	(560)	NM	15%	1,916	284	(85%)
Mortgage loans	49	57	76	79	81	65%	3%	158	293	85%
Policy loans	36	36	34	32	33	(8%)	3%	142	135	(5%)
Limited partnerships and other alternative investments [2]	52	66	107	42	40	(23%)	(5%)	133	255	92%
Other [3]	(16)	(27)	(30)	(51)	(53)	NM	(4%)	(13)	(161)	NM

Subtotal	2,422	1,505	2,596	625	733	(70%)	17%	6,602	5,459	(17%)
Less: Investment expense	25	22	26	25	27	8%	8%	87	100	15%

Total net investment income (loss)	$2,397	$1,483	$2,570	$600	$706	(71%)	18%	$6,515	$5,359	(18%)
Less: Securities held for trading	1,155	210	1,234	(698)	(601)	NM	14%	1,824	145	(92%)

Total net investment income excluding trading securities	$1,242	$1,273	$1,336	$1,298	$1,307	5%	1%	$4,691	$5,214	11%

Annualized investment yield, before-tax [4]	5.9%	5.9%	6.1%	5.8%	5.8%	(0.1)	—	5.7%	5.9%	0.2
Annualized investment yield, after-tax [4]	4.0%	4.1%	4.2%	4.0%	4.0%	—	—	3.9%	4.1%	0.2

Net Realized Capital Gains (Losses)
Gross gains on sale	$137	$124	$74	$56	$120	(12%)	114%	$420	$374	(11%)
Gross losses on sale	(84)	(66)	(88)	(81)	(56)	33%	31%	(421)	(291)	31%
Impairments
Credit related	(7)	(12)	(10)	(42)	(240)	NM	NM	(10)	(304)	NM
Other [5]	(4)	(3)	(30)	(68)	(78)	NM	(15%)	(111)	(179)	(61%)

Total impairments	(11)	(15)	(40)	(110)	(318)	NM	(189%)	(121)	(483)	NM
Japanese fixed annuity contract hedges, net [6]	3	5	(17)	15	15	NM	—	(17)	18	NM
Periodic net coupon settlements on credit derivatives/Japan [7]	(12)	(9)	(10)	(4)	(2)	83%	50%	(44)	(25)	43%
GMWB derivatives, net [8]	—	22	(133)	(139)	(27)	—	81%	(26)	(277)	NM
Other net gain (loss) [9]	(11)	(15)	(34)	(100)	(161)	NM	(61%)	(42)	(310)	NM

Total net realized capital gains (losses)	$22	$46	$(248)	$(363)	$(429)	NM	(18%)	$(251)	$(994)	NM

[1]	Includes income on short-term bonds.

[2]	Includes hedge fund investments outside of limited partnerships and real estate joint ventures.

[3]	Primarily represents fees associated with securities lending activities. The income from securities lending activities is included within fixed maturities. Also included are derivatives that qualify for hedge accounting under SFAS 133. These derivatives hedge fixed maturities.

[4]	Yields calculated using net investment income (excluding income related to equity securities held for trading) divided by the monthly weighted average invested assets at cost, amortized cost, or adjusted carrying value, as applicable excluding equity securities held for trading, collateral received associated with the securities lending program and consolidated variable interest entity minority interests.

[5]	Primarily relates to fixed maturity impairments for which the Company was uncertain of its intent to retain the investment for a period of time sufficient to allow for a recovery to amortized cost. These impairments do not relate to security issuers for which the Company has current concerns regarding their ability to pay future interest and principal amounts based upon the securities’ contractual terms.

[6]	Relates to the Japanese fixed annuity product (product and related derivative hedging instruments excluding periodic net coupon settlements).

[7]	Included in core earnings.

[8]	The net losses for 2007 were primarily the result of liability model assumption updates and model refinements. Liability model assumption updates were made during the second and third quarters to reflect newly reliable market inputs for volatility.

[9]	Primarily consists of changes in fair value on non-qualifying derivatives and hedge ineffectiveness on qualifying derivative instruments. In addition, the three months ended December 31, 2006 includes a before-tax benefit of $35 received from the WorldCom security settlement and a before-tax loss of $24 from the sale of Omni.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
LIFE

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEARS ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2006	2007	2007	2007	2007	Change	Change	2006	2007	Change
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$714	$727	$731	$762	$769	8%	1%	$2,742	$2,989	9%
Tax-exempt	30	30	31	32	32	7%	—	118	125	6%

Total fixed maturities	744	757	762	794	801	8%	1%	2,860	3,114	9%
Equities
Available-for-sale	15	18	22	23	23	53%	—	56	86	54%
Held for trading	1,155	210	1,234	(698)	(601)	NM	14%	1,824	145	(92%)

Total equities	1,170	228	1,256	(675)	(578)	NM	14%	1,880	231	(88%)
Mortgage loans	44	50	66	68	71	61%	4%	142	255	80%
Policy loans	36	36	34	32	33	(8%)	3%	142	135	(5%)
Limited partnerships and other alternative investments [2]	23	32	46	23	14	(39%)	(39%)	69	115	67%
Other [3]	(19)	(24)	(27)	(39)	(43)	(126%)	(10%)	(22)	(133)	NM

Subtotal	1,998	1,079	2,137	203	298	(85%)	47%	5,071	3,717	(27%)
Less: Investment expense	18	17	19	18	21	17%	17%	63	75	19%

Total net investment income (loss)	$1,980	$1,062	$2,118	$185	$277	(86%)	50%	$5,008	$3,642	(27%)
Less: Securities held for trading	1,155	210	1,234	(698)	(601)	NM	14%	1,824	145	(92%)

Total net investment income excluding trading securities	$825	$852	$884	$883	$878	6%	(1%)	$3,184	$3,497	10%

Annualized investment yield, before-tax [4]	5.9%	6.0%	6.1%	6.0%	5.8%	(0.1)	(0.2)	5.8%	6.0%	0.2
Annualized investment yield, after-tax [4]	3.9%	4.0%	4.0%	4.0%	3.9%	—	(0.1)	3.8%	4.0%	0.2

Net Realized Capital Gains (Losses)
Gross gains on sale	$65	$72	$36	$25	$80	23%	NM	$215	$213	(1%)
Gross losses on sale	(50)	(40)	(52)	(45)	(31)	38%	31%	(257)	(168)	35%
Impairments
Credit related	(7)	(12)	—	(31)	(198)	NM	NM	(10)	(241)	NM
Other [5]	—	(2)	(20)	(44)	(51)	—	(16%)	(66)	(117)	(77%)

Total impairments	(7)	(14)	(20)	(75)	(249)	NM	NM	(76)	(358)	NM
Japanese fixed annuity contract hedges, net [6]	3	5	(17)	15	15	NM	—	(17)	18	NM
Periodic net coupon settlements on credit derivatives/Japan [7]	(14)	(12)	(13)	(9)	(6)	57%	33%	(48)	(40)	17%
GMWB derivatives, net [8]	—	22	(133)	(139)	(27)	—	81%	(26)	(277)	NM
Other net gain (loss) [9]	8	(10)	(22)	(60)	(115)	NM	(92%)	(51)	(207)	NM

Total net realized capital gains (losses)	$5	$23	$(221)	$(288)	$(333)	NM	(16%)	$(260)	$(819)	NM

[1]	Includes income on short-term bonds.

[2]	Includes real estate joint ventures.

[3]	Primarily represents fees associated with securities lending activities. The income from securities lending activities is included within fixed maturities. Also included are derivatives that qualify for hedge accounting under SFAS 133. These derivatives hedge fixed maturities.

[4]	Yields calculated using net investment income (excluding income related to equity securities held for trading) divided by the monthly weighted average invested assets at cost, amortized cost, or adjusted carrying value, as applicable excluding equity securities held for trading, collateral received associated with the securities lending program and consolidated variable interest entity minority interests.

[5]	Primarily relates to fixed maturity impairments for which the Company was uncertain of its intent to retain the investment for a period of time sufficient to allow for a recovery to amortized cost. These impairments do not relate to security issuers for which the Company has current concerns regarding their ability to pay future interest and principal amounts based upon the securities’ contractual terms.

[6]	Relates to the Japanese fixed annuity product (product and related derivative hedging instruments excluding periodic net coupon settlements).

[7]	Included in core earnings.

[8]	The net losses for 2007 were primarily the result of liability model assumption updates and model refinements. Liability model assumption updates were made during the second and third quarters to reflect newly reliable market inputs for volatility.

[9]	Primarily consists of changes in fair value on non-qualifying derivatives and hedge ineffectiveness on qualifying derivative instruments. In addition, the three months ended December 31, 2006 includes a before-tax benefit of $25 received from the WorldCom security settlement.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
PROPERTY & CASUALTY

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEARS ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2006	2007	2007	2007	2007	Change	Change	2006	2007	Change
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$263	$267	$267	$278	$276	5%	(1%)	$971	$1,088	12%
Tax-exempt	103	103	106	105	109	6%	4%	415	423	2%

Total fixed maturities	366	370	373	383	385	5%	1%	1,386	1,511	9%
Equities — available-for-sale	9	10	12	12	16	78%	33%	35	50	43%
Mortgage loans	5	7	10	11	10	100%	(9%)	16	38	138%
Limited partnerships and other alternative investments [2]	29	34	61	19	26	(10%)	37%	64	140	119%
Other [3]	3	(3)	(3)	(11)	(10)	NM	9%	9	(27)	NM

Subtotal	412	418	453	414	427	4%	3%	1,510	1,712	13%
Less: Investment expense	7	5	7	7	6	(14%)	(14%)	24	25	4%

Total net investment income (loss)	$405	$413	$446	$407	$421	4%	3%	$1,486	$1,687	14%

Annualized investment yield, before-tax [4]	5.8%	5.9%	6.3%	5.6%	5.8%	—	0.2	5.5%	5.9%	0.4
Annualized investment yield, after-tax [4]	4.3%	4.4%	4.7%	4.1%	4.3%	—	0.2	4.1%	4.4%	0.3

Net Realized Capital Gains (Losses)
Gross gains on sale	$72	$52	$38	$31	$38	(47%)	23%	$205	$159	(22%)
Gross losses on sale	(34)	(26)	(36)	(36)	(23)	32%	36%	(164)	(121)	26%
Impairments
Credit related	—	—	(10)	(11)	(42)	—	NM	—	(63)	—
Other [5]	(4)	(1)	(10)	(24)	(27)	NM	(13%)	(45)	(62)	(38%)

Total impairments	(4)	(1)	(20)	(35)	(69)	NM	(97%)	(45)	(125)	(178%)
Periodic net coupon settlements on credit derivatives [6]	2	3	3	5	4	100%	(20%)	4	15	NM
Other net gain (loss) [7]	(19)	(5)	(9)	(40)	(46)	(142%)	(15%)	9	(100)	NM

Total net realized capital gains (losses)	$17	$23	$(24)	$(75)	$(96)	NM	(28%)	$9	(172)	NM

[1]	Includes income on short-term bonds.

[2]	Includes hedge fund investments outside of limited partnerships and real estate joint ventures.

[3]	Primarily represents fees associated with securities lending activities. The income from securities lending activities is included within fixed maturities. Also included are derivatives that qualify for hedge accounting under SFAS 133. These derivatives hedge fixed maturities.

[4]	Yields calculated using net investment income divided by the monthly weighted average invested assets at cost, amortized cost, or adjusted carrying value, as applicable excluding equity securities held for trading and collateral received associated with the securities lending program.

[5]	Primarily relates to fixed maturity impairments for which the Company was uncertain of its intent to retain the investment for a period of time sufficient to allow for a recovery to amortized cost. These impairments do not relate to security issuers for which the Company has current concerns regarding their ability to pay future interest and principal amounts based upon the securities’ contractual terms.

[6]	Included in core earnings.

[7]	Primarily consists of changes in fair value on non-qualifying derivatives, hedge ineffectiveness on qualifying derivative instruments and other investment gains. In addition, the three months ended December 31, 2006 includes a before-tax benefit of $10 received from the WorldCom security settlement and a before-tax loss of $24 from the sale of Omni.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
CORPORATE

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEARS ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2006	2007	2007	2007	2007	Change	Change	2006	2007	Change
Net Investment Income
Fixed maturities [1]
Taxable	$11	$8	$6	$8	$6	(45%)	(25%)	$20	$28	40%

Total fixed maturities	11	8	6	8	6	(45%)	(25%)	20	28	40%

Equities — available-for-sale	1	—	—	1	2	100%	100%	1	3	NM
Other	—	—	—	(1)	—	—	100%	—	(1)	—

Total net investment income	$12	$8	$6	$8	$8	(33%)	—	21	30	43%

Net Realized Capital Gains (Losses)

Gross gains on sale	—	—	—	—	2	—	—	—	2	—
Gross losses on sale	—	—	—	—	(2)	—	—	—	(2)	—
Other net gain (loss) [2]	—	—	(3)	—	—	—	—	—	(3)	—

Total net realized capital gains (losses)	$—	$—	$(3)	$—	$—	—	—	$—	$(3)	—

[1]	Includes income on short-term bonds.

[2]	Primarily consists of changes in fair value on non-qualifying derivatives.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	December 31,		March 31,		June 30,		September 30,		December 31,
	2006		2007		2007		2007		2007
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value [1]	$79,074	66.4%	$79,645	64.8%	$80,046	63.9%	$80,960	62.7%	$80,055	61.1%
Equity securities, at fair value
Available-for-sale [2]	1,739	1.5%	2,212	1.8%	2,390	1.9%	2,449	1.9%	2,595	2.0%
Held for trading	29,393	24.7%	30,805	25.1%	31,843	25.4%	34,901	27.0%	36,182	27.6%

Total equity securities, at fair value	31,132	26.1%	33,017	26.9%	34,233	27.3%	37,350	28.9%	38,777	29.6%
Policy loans, at outstanding balance	2,051	1.7%	2,099	1.7%	2,052	1.6%	2,050	1.6%	2,061	1.5%
Mortgage loans, at cost	3,318	2.8%	4,015	3.3%	4,891	3.9%	5,236	4.0%	5,410	4.1%
Limited partnerships and other alternative investments [3]	1,596	1.3%	1,883	1.5%	2,144	1.7%	2,317	1.8%	2,566	2.0%
Short-term [4]	1,681	1.4%	1,921	1.5%	1,590	1.3%	858	0.7%	1,602	1.2%
Other investments [5]	319	0.3%	363	0.3%	321	0.3%	363	0.3%	615	0.5%

Total investments	$119,171	100.0%	$122,943	100.0%	$125,277	100.0%	$129,134	100.0%	$131,086	100.0%
Less: Equity securities held for trading	29,393	24.7%	30,805	25.1%	31,843	25.4%	34,901	27.0%	36,182	27.6%

Total investments excluding trading securities	$89,778	75.3%	$92,138	74.9%	$93,434	74.6%	$94,233	73.0%	$94,904	72.4%

HIMCO managed third party accounts	$7,157		$7,654		$8,343		$8,430		$10,872

Asset-backed securities (“ABS”)	$7,691	9.7%	$8,754	11.0%	$9,411	11.8%	$9,294	11.5%	$8,915	11.1%
Commercial mortgage-backed securities (“CMBS”)	16,900	21.4%	17,230	21.6%	17,899	22.4%	18,133	22.4%	17,031	21.3%
Collateralized mortgage obligation (“CMO”)	1,308	1.7%	1,231	1.5%	1,514	1.9%	1,778	2.2%	1,745	2.2%
Corporate	35,891	45.4%	34,736	43.6%	33,405	41.7%	34,153	42.2%	34,198	42.7%
Government/Government agencies — Foreign	1,294	1.6%	1,272	1.6%	1,013	1.3%	1,039	1.3%	1,053	1.3%
Government/Government agencies — U.S.	846	1.1%	1,055	1.3%	1,153	1.4%	950	1.2%	855	1.1%
Mortgage-backed securities (“MBS”) — agency	2,702	3.4%	2,509	3.2%	3,073	3.8%	2,776	3.4%	2,763	3.5%
Municipal — taxable	1,344	1.7%	1,345	1.7%	1,310	1.6%	1,302	1.6%	1,386	1.7%
Municipal — tax-exempt	11,062	14.0%	11,466	14.4%	11,259	14.1%	11,528	14.2%	12,103	15.1%
Redeemable preferred stock	36	—	47	0.1%	9	—	7	—	6	—

Total fixed maturities [1]	$79,074	100.0%	$79,645	100.0%	$80,046	100.0%	$80,960	100.0%	$80,055	100.0%

AAA	$23,629	29.9%	$25,500	32.0%	$27,177	34.0%	$28,781	35.6%	$28,318	35.4%
AA	10,298	13.0%	10,911	13.7%	11,124	13.9%	11,266	13.9%	10,999	13.7%
A	18,251	23.1%	17,175	21.6%	16,507	20.6%	16,498	20.4%	17,030	21.3%
BBB	17,655	22.3%	17,023	21.4%	15,684	19.6%	15,501	19.1%	14,974	18.7%
U.S. Government/Government agencies	5,507	7.0%	5,406	6.8%	6,174	7.7%	5,383	6.6%	5,229	6.5%
BB & below	3,734	4.7%	3,630	4.5%	3,380	4.2%	3,531	4.4%	3,505	4.4%

Total fixed maturities [1]	$79,074	100.0%	$79,645	100.0%	$80,046	100.0%	$80,960	100.0%	$80,055	100.0%

[1]	Includes $259, $90, $40, $425, and $308 in Corporate at December 31, 2006, March 31, 2007, June 30, 2007, September 30, 2007, and December 31, 2007, respectively, of which $259, $90, $30, $395, and $303, respectively, were investments held by The Hartford Financial Services Group, Inc.

[2]	Includes $55, $53, $56, $71, and $103 in Corporate at December 31, 2006, March 31, 2007, June 30, 2007, September 30, 2007, and December 31, 2007, respectively.

[3]	Includes hedge fund investments outside of limited partnerships and real estate joint ventures.

[4]	Includes $145, $396, $346, $59, and $160 in Corporate at December 31, 2006, March 31, 2007, June 30, 2007, September 30, 2007, and December 31, 2007, respectively, of which $122, $371, $319, $52, and $154, respectively, were investments held by The Hartford Financial Services Group, Inc.

[5]	Primarily relates to derivative instruments. Additionally, includes $45, $43, $38, and $43 in Corporate at March 31, 2007, June 30, 2007, September 30, 2007, and December 31, 2007, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
LIFE

	December 31,		March 31,		June 30,		September 30,		December 31,
	2006		2007		2007		2007		2007
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value	$52,081	58.2%	$52,747	56.7%	$52,824	55.8%	$53,288	54.3%	$52,542	52.6%
Equity securities, at fair value
Available-for-sale	811	0.9%	1,298	1.4%	1,387	1.4%	1,307	1.3%	1,284	1.3%
Held for trading	29,393	32.9%	30,805	33.2%	31,843	33.7%	34,901	35.6%	36,182	36.2%

Total equity securities, at fair value	30,204	33.8%	32,103	34.6%	33,230	35.1%	36,208	36.9%	37,466	37.5%
Policy loans, at outstanding balance	2,051	2.3%	2,099	2.3%	2,052	2.2%	2,050	2.1%	2,061	2.1%
Mortgage loans, at cost	2,909	3.3%	3,509	3.8%	4,236	4.5%	4,551	4.6%	4,739	4.8%
Limited partnerships and other alternative investments [1]	794	0.9%	982	1.0%	1,050	1.1%	1,138	1.2%	1,306	1.3%
Short-term	1,092	1.2%	1,195	1.3%	958	1.0%	629	0.6%	1,158	1.2%
Other investments [2]	281	0.3%	281	0.3%	240	0.3%	287	0.3%	534	0.5%

Total investments	$89,412	100.0%	$92,916	100.0%	$94,590	100.0%	$98,151	100.0%	$99,806	100.0%
Less: Equity securities held for trading	29,393	32.9%	30,805	33.2%	31,843	33.7%	34,901	35.6%	36,182	36.2%

Total investments excluding trading securities	$60,019	67.1%	$62,111	66.8%	$62,747	66.3%	$63,250	64.4%	$63,624	63.8%

ABS	$6,523	12.5%	$7,500	14.2%	$7,895	14.9%	$7,877	14.8%	$7,556	14.4%
CMBS	12,077	23.2%	12,355	23.4%	12,558	23.8%	12,815	24.1%	12,056	22.9%
CMO	1,004	1.9%	928	1.8%	1,147	2.2%	1,401	2.6%	1,366	2.6%
Corporate	25,572	49.1%	24,996	47.4%	23,958	45.4%	24,295	45.6%	24,583	46.8%
Government/Government agencies — Foreign	689	1.3%	648	1.2%	547	1.0%	577	1.1%	571	1.1%
Government/Government agencies — U.S.	661	1.3%	819	1.6%	944	1.8%	733	1.4%	616	1.2%
MBS — agency	1,903	3.7%	1,759	3.3%	2,133	4.0%	1,869	3.5%	1,913	3.6%
Municipal — taxable	1,144	2.2%	1,144	2.2%	1,115	2.1%	1,141	2.1%	1,244	2.4%
Municipal — tax-exempt	2,495	4.8%	2,582	4.9%	2,522	4.8%	2,577	4.8%	2,634	5.0%
Redeemable preferred stock	13	—	16	—	5	—	3	—	3	—

Total fixed maturities	$52,081	100.0%	$52,747	100.0%	$52,824	100.0%	$53,288	100.0%	$52,542	100.0%

AAA	$13,301	25.5%	$14,908	28.3%	$15,901	30.1%	$17,058	32.0%	$16,638	31.6%
AA	6,584	12.7%	6,901	13.1%	6,997	13.2%	7,081	13.3%	6,914	13.2%
A	13,193	25.3%	12,423	23.6%	11,921	22.6%	12,042	22.6%	12,335	23.5%
BBB	12,909	24.8%	12,627	23.9%	11,710	22.2%	11,432	21.5%	11,070	21.1%
U.S. Government/Government agencies	3,947	7.6%	3,870	7.3%	4,418	8.4%	3,791	7.1%	3,668	7.0%
BB & below	2,147	4.1%	2,018	3.8%	1,877	3.5%	1,884	3.5%	1,917	3.6%

Total fixed maturities	$52,081	100.0%	$52,747	100.0%	$52,824	100.0%	$53,288	100.0%	$52,542	100.0%

[1]	Includes real estate joint ventures.

[2]	Primarily relates to derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
PROPERTY & CASUALTY

	December 31,		March 31,		June 30,		September 30,		December 31,
	2006		2007		2007		2007		2007
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value	$26,734	91.3%	$26,808	91.1%	$27,182	90.0%	$27,247	89.6%	$27,205	88.8%
Equity securities, available-for-sale, at fair value	873	3.0%	861	2.9%	947	3.1%	1,071	3.5%	1,208	3.9%
Mortgage loans, at cost	409	1.4%	506	1.7%	655	2.2%	685	2.3%	671	2.2%
Limited partnerships and other alternative investments [1]	802	2.7%	901	3.1%	1,094	3.6%	1,179	3.9%	1,260	4.1%
Short-term	444	1.5%	330	1.1%	286	1.0%	170	0.6%	284	0.9%
Other investments	38	0.1%	37	0.1%	38	0.1%	38	0.1%	38	0.1%

Total investments	$29,300	100.0%	$29,443	100.0%	$30,202	100.0%	$30,390	100.0%	$30,666	100.0%

ABS	$1,168	4.4%	$1,254	4.7%	$1,516	5.6%	$1,417	5.2%	$1,359	5.0%
CMBS	4,823	18.0%	4,875	18.2%	5,341	19.6%	5,318	19.5%	4,975	18.3%
CMO	304	1.1%	303	1.1%	367	1.4%	377	1.4%	379	1.4%
Corporate	10,060	37.7%	9,650	36.1%	9,407	34.6%	9,433	34.6%	9,307	34.2%
Government/Government agencies — Foreign	605	2.3%	624	2.3%	466	1.7%	462	1.7%	482	1.8%
Government/Government agencies — U.S.	185	0.7%	236	0.9%	209	0.8%	217	0.8%	239	0.9%
MBS — agency	799	3.0%	750	2.8%	940	3.5%	907	3.3%	850	3.1%
Municipal — taxable	200	0.7%	201	0.7%	195	0.7%	161	0.6%	142	0.5%
Municipal — tax-exempt	8,567	32.0%	8,884	33.1%	8,737	32.1%	8,951	32.9%	9,469	34.8%
Redeemable preferred stock	23	0.1%	31	0.1%	4	—	4	—	3	—

Total fixed maturities	$26,734	100.0%	$26,808	100.0%	$27,182	100.0%	$27,247	100.0%	$27,205	100.0%

AAA	$10,321	38.7%	$10,588	39.5%	$11,273	41.5%	$11,696	42.9%	$11,660	42.9%
AA	3,583	13.4%	3,965	14.8%	4,106	15.1%	3,961	14.6%	3,915	14.4%
A	4,950	18.5%	4,715	17.6%	4,572	16.8%	4,318	15.8%	4,586	16.9%
BBB	4,733	17.7%	4,392	16.4%	3,972	14.6%	4,058	14.9%	3,895	14.3%
U.S. Government/Government agencies	1,560	5.8%	1,536	5.7%	1,756	6.5%	1,592	5.8%	1,561	5.7%
BB & below	1,587	5.9%	1,612	6.0%	1,503	5.5%	1,622	6.0%	1,588	5.8%

Total fixed maturities	$26,734	100.0%	$26,808	100.0%	$27,182	100.0%	$27,247	100.0%	$27,205	100.0%

[1]	Includes hedge fund investments outside of limited partnerships and real estate joint ventures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
CONSOLIDATED [1] [2]

	December 31, 2007			December 31, 2006
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss	Cost	Value	Loss
Total AFS [3] Securities

Three months or less	$10,879	$10,445	$(434)	$12,601	$12,500	$(101)
Greater than three months to six months	11,857	10,954	(903)	1,261	1,242	(19)
Greater than six months to nine months	10,086	9,354	(732)	1,239	1,210	(29)
Greater than nine months to twelve months	2,756	2,545	(211)	1,992	1,959	(33)
Greater than twelve months	10,563	10,071	(492)	15,402	14,911	(491)

Total	$46,141	$43,369	$(2,772)	$32,495	$31,822	$(673)

BIG [4] and Equity AFS [3] Securities

Three months or less	$1,487	$1,386	$(101)	$631	$624	$(7)
Greater than three months to six months	1,181	1,026	(155)	52	50	(2)
Greater than six months to nine months	687	613	(74)	128	122	(6)
Greater than nine months to twelve months	188	173	(15)	128	124	(4)
Greater than twelve months	386	349	(37)	573	529	(44)

Total	$3,929	$3,547	$(382)	$1,512	$1,449	$(63)

[1]	As of December 31, 2007, fixed maturities represented $2,538 or 92%, of the Company’s total unrealized loss of available-for-sale securities. The Company held no securities of a single issuer that were at an unrealized loss position in excess of 5% of the total unrealized loss amount as of December 31, 2007 and 2006. For a detailed discussion of the other than temporary impairment criteria, see “Evaluation of Other-Than-Temporary Impairments on Available-for-Sale Securities” included in the Critical Accounting Estimates section of the Management’s Discussion & Analysis and “Other-Than-Temporary Impairments on Available-for-Sale Securities” in Note 1 of Notes to Consolidated Financial Statements, both of which are included in The Hartford’s 2006 Form 10-K Annual Report.

[2]	Includes investments held in Corporate.

[3]	Represents available-for-sale (“AFS”) securities.

[4]	Represents below investment grade (“BIG”) securities.

'

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
LIFE

	December 31, 2007			December 31, 2006
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss	Cost	Value	Loss
Total AFS Securities

Three months or less	$7,532	$7,216	$(316)	$8,462	$8,392	$(70)
Greater than three months to six months	8,807	8,126	(681)	999	985	(14)
Greater than six months to nine months	6,179	5,678	(501)	934	912	(22)
Greater than nine months to twelve months	2,100	1,936	(164)	1,186	1,166	(20)
Greater than twelve months	6,782	6,459	(323)	9,952	9,635	(317)

Total	$31,400	$29,415	$(1,985)	$21,533	$21,090	$(443)

BIG and Equity AFS Securities

Three months or less	$813	$752	$(61)	$391	$387	$(4)
Greater than three months to six months	610	545	(65)	26	25	(1)
Greater than six months to nine months	401	355	(46)	57	53	(4)
Greater than nine months to twelve months	151	139	(12)	74	71	(3)
Greater than twelve months	218	192	(26)	410	371	(39)

Total	$2,193	$1,983	$(210)	$958	$907	$(51)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
PROPERTY & CASUALTY

	December 31, 2007			December 31, 2006
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss	Cost	Value	Loss
Total AFS Securities

Three months or less	$3,205	$3,090	$(115)	$3,954	$3,923	$(31)
Greater than three months to six months	2,938	2,718	(220)	250	245	(5)
Greater than six months to nine months	3,882	3,652	(230)	305	298	(7)
Greater than nine months to twelve months	648	601	(47)	800	787	(13)
Greater than twelve months	3,779	3,610	(169)	5,446	5,272	(174)

Total	$14,452	$13,671	$(781)	$10,755	$10,525	$(230)

BIG and Equity AFS Securities

Three months or less	$659	$621	$(38)	$232	$229	$(3)
Greater than three months to six months	570	480	(90)	26	25	(1)
Greater than six months to nine months	284	256	(28)	71	69	(2)
Greater than nine months to twelve months	37	34	(3)	54	53	(1)
Greater than twelve months	168	157	(11)	161	156	(5)

Total	$1,718	$1,548	$(170)	$544	$532	$(12)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
AS OF DECEMBER 31, 2007

	LIFE			P&C			CONSOLIDATED [1]
		Percent of			Percent of			Percent of
TOP TEN CORPORATE		Total			Total			Total
FIXED MATURITY	Fair	Invested		Fair	Invested		Fair	Invested
EXPOSURES BY SECTOR	Value	Assets		Value	Assets		Value	Assets
Basic industry	$1,812	1.8%	Basic industry	$723	2.3%	Basic industry	$2,535	1.9%
Capital goods	1,666	1.7%	Capital goods	588	1.9%	Capital goods	2,254	1.7%
Consumer cyclical	2,200	2.2%	Consumer cyclical	821	2.7%	Consumer cyclical	3,038	2.3%
Consumer non cyclical	2,237	2.3%	Consumer non cyclical	819	2.7%	Consumer non cyclical	3,060	2.3%
Energy	1,229	1.2%	Energy	422	1.4%	Energy	1,654	1.3%
Financial services	8,218	8.2%	Financial services	3,094	10.1%	Financial services	11,596	8.9%
Technology and communications	2,798	2.8%	Technology and communications	1,106	3.6%	Technology and communications	3,904	3.0%
Transportation	325	0.3%	Transportation	75	0.2%	Transportation	400	0.3%
Utilities	3,199	3.2%	Utilities	1,378	4.5%	Utilities	4,577	3.5%
Other	899	0.9%	Other	281	0.9%	Other	1,180	0.9%

Total	$24,583	24.6%	Total	$9,307	30.3%	Total	$34,198	26.1%

TOP TEN EXPOSURES BY ISSUER [2]

Wachovia Bank Comm. Mrtg. Trust [3]	$414	0.4%	State of California	$306	1.0%	Wachovia Bank Comm. Mrtg. Trust [3]	$478	0.4%
Goldman EOP [3]	297	0.3%	State of Massachusetts	227	0.7%	State of California	472	0.3%
Citigroup/Deutsche Bank Comm. Mrtg. [3]	287	0.3%	New York, NY	224	0.7%	Goldman EOP [3]	419	0.3%
General Electric Capital Corp.	253	0.3%	State of Georgia	222	0.7%	Citigroup/Deutsche Bank Comm. Mrtg. [3]	361	0.3%
Parcs-r [3]	252	0.2%	Chicago, IL Wastewater Transmission	170	0.6%	General Electric Capital Corp.	354	0.3%
Parcs Ltd.	234	0.2%	Insurance Services Office, Inc.	163	0.5%	State of Massachusetts	352	0.3%
Comm. Mrtg Pass-thru Certificate [3]	218	0.2%	State of Illinois	147	0.5%	Parcs-r [3]	350	0.3%
Citigroup Inc.	186	0.2%	State of Louisiana	145	0.5%	Citigroup Inc.	309	0.2%
Lehman Brothers Holding, Inc.	177	0.2%	JP Morgan Chase Comm. Mrtg. Sec Corp. [3]	142	0.5%	Parcs Ltd.	280	0.2%
Merrill Lynch & Co., Inc.	169	0.2%	Wachovia Bank Comm. Mrtg. Trust [3]	135	0.4%	State of Illinois	270	0.2%

Total	$2,487	2.5%	Total	$1,881	6.1%	Total	$3,645	2.8%

[1]	Includes investments held in Corporate.

[2]	Excludes U.S. government and government agency backed securities as well as securities classified as trading securities.

[3]	Includes multiple investment grade tranches.